Exhibit 99.2

# Supplemental **Disclosure**

Quarter ended September 30, 2021

BRIXMOR Property Group | BRX LISTED NYSE

>	SUPPLEMENTAL DISCLOSURE

Three Months Ended September 30, 2021

TABLE OF CONTENTS

Page
Glossary of Terms	1
Results Overview & Guidance	3
Financial Summary
Consolidated Balance Sheets	5
Consolidated Statements of Operations	6
EBITDA	7
Funds From Operations (FFO)	8
Supplemental Balance Sheet Detail	9
NOI & Supplemental Statement of Operations Detail	10
Supplemental COVID-19 Disclosure	11
Same Property NOI Analysis	13
Capital Expenditures	14
Capitalization, Liquidity & Debt Ratios	15
Debt Obligations	16
Covenant Disclosure	17
Investment Summary
Acquisitions	19
Dispositions	20
Anchor Space Repositioning Summary	21
Outparcel Development Summary	22
Redevelopment Summary	23
Future Redevelopment Opportunities	25
Portfolio Summary
Portfolio Overview	27
Portfolio Composition	28
Merchandise Mix Composition	29
Top Forty Retailers Ranked by ABR	30
New & Renewal Lease Summary	31
New Lease Net Effective Rent & Leases Signed But Not Yet Commenced	32
Lease Expiration Schedule	33
Properties by Largest US MSAs	34
Largest MSAs by ABR	36
Properties by State	39
Property List	40

Note: Financial and operational information is unaudited.

For additional information, please visit www.brixmor.com, follow Brixmor on Twitter at https://twitter.com/Brixmor, on Facebook at https://www.facebook.com/Brixmor, on Instagram at https://www.instagram.com/brixmorpropertygroup and on Youtube at https://www.youtube.com/user/Brixmor, and find Brixmor on LinkedIn at www.linkedin.com/company/brixmor.

This Supplemental Disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to the Company’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including those described under the sections entitled “Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Currently, one of the most significant factors that could cause actual outcomes or results to differ materially from forward-looking statements is the adverse effect of the current pandemic of the novel coronavirus, or COVID-19, on the financial condition, operating results and cash flows of the Company, the Company’s tenants, the real estate market, the financial markets and the global economy. The COVID-19 pandemic has impacted the Company and its tenants significantly, and the extent to which it continues to impact the Company and its tenants will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, treatment developments, public adoption rates of COVID-19 vaccines, including booster shots, and their effectiveness against emerging variants of COVID-19, such as the Delta variant, the direct and indirect economic effects of the pandemic and containment measures, and potential sustained changes in consumer behavior, among others. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Supplemental Disclosure - Three Months Ended September 30, 2021

GLOSSARY OF TERMS

Term	Definition

Anchor Spaces	Spaces equal to or greater than 10,000 square feet ("SF") of GLA.

Anchor Space Repositioning	Anchor leasing that is primarily focused on reconfiguring or significantly remerchandising existing space with minimal work required outside of normal tenant improvement and landlord costs.

Annualized Base Rent ("ABR")	Contractual monthly base rent as of a specified date, under leases which have been signed or commenced as of the specified date, multiplied by 12. Annualized base rent differs from how rent is calculated in accordance with generally accepted accounting principles in the United States of America (“GAAP”) for purposes of financial statements. See Straight-line Rent definition for additional information. For purposes of calculating ABR, all signed or commenced leases with an initial term of one year or greater are included.

ABR PSF	ABR divided by leased GLA, excluding the GLA of lessee-owned leasehold improvements.

Billed GLA	Aggregate GLA of all commenced leases with an initial term of one year or greater, as of a specified date.

EBITDA, EBITDAre, Adjusted EBITDA & Cash Adjusted EBITDA	Supplemental, non-GAAP performance measures. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income to each of these measures is provided on page 7.
EBITDA is calculated as the sum of net income (loss) calculated in accordance with GAAP excluding (i) interest expense, (ii) federal and state taxes, and (iii) depreciation and amortization. EBITDAre represents EBITDA excluding (i) gains and losses from the sale of certain real estate assets and (ii) impairment write-downs of certain real estate assets. Adjusted EBITDA represents EBITDAre excluding (i) gain (loss) on extinguishment of debt, net and (ii) other items that the Company believes are not indicative of the Company's operating performance. Cash Adjusted EBITDA represents Adjusted EBITDA excluding (i) straight-line rental income, net, (ii) accretion of below-market leases, net of amortization of above-market leases and tenant inducements and (iii) straight-line ground rent expense. EBITDA, EBITDAre, Adjusted EBITDA and Cash Adjusted EBITDA are calculated after adjustments for unconsolidated joint ventures to reflect each measure on the same basis.

Gross Leasable Area ("GLA")	Represents the total amount of leasable property square footage.

Leased GLA	Aggregate GLA of all signed or commenced leases with an initial term of one year or greater, as of a specified date.

LIBOR	London Interbank Offered Rate.

Metropolitan Statistical Area ("MSA")
Defined by the United States Office of Management and Budget as a region associated with at least one urbanized area that has a population of at least 50,000 and comprises the central county or counties containing the core, plus adjacent outlying counties having a high degree of social and economic integration with the central county or counties as measured through commuting.

NAREIT	National Association of Real Estate Investment Trusts.

NAREIT Funds From Operations (“FFO")	A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income to NAREIT FFO is provided on page 8.
NAREIT defines FFO as net income (loss), calculated in accordance with GAAP, excluding (i) depreciation and amortization related to real estate, (ii) gains and losses from the sale of certain real estate assets, (iii) gains and losses from change in control, (iv) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity and (v) after adjustments for unconsolidated joint ventures calculated to reflect FFO on the same basis.

Net Effective Rent	Average ABR PSF over the lease term adjusted for tenant improvements and allowances, third party leasing commissions and tenant specific landlord work. For purposes of calculating net effective rent, ABR PSF includes the GLA of lessee-owned leasehold improvements.

Net Operating Income ("NOI")	A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of NOI to net income is provided on page 10.
Calculated as total property revenues (base rent, expense reimbursements, adjustments for revenues deemed uncollectible, ancillary and other rental income, percentage rents and other revenues) less direct property operating expenses (operating costs and real estate taxes). NOI excludes (i) corporate level expenses (including general and administrative), (ii) lease termination fees, (iii) straight-line rental income, net, (iv) accretion of below-market leases, net of amortization of above-market leases and tenant inducements and (v) straight-line ground rent expense.

New Development	Refers to ground up development of new shopping centers. Does not refer to outparcel development.

New Development & Reinvestment Stabilization	New Development and Reinvestment projects are deemed stabilized upon reaching 90.0% billed occupancy of the impacted space. New Development projects are included in the operating portfolio upon the earlier of (i) reaching 90.0% billed occupancy of the impacted space or (ii) one year after the associated assets are placed in service.

NOI Yield
Calculated as the projected incremental NOI as a percentage of the incremental third party costs of a specified project, net of any project specific credits (i.e. lease termination fees or other ancillary credits).

Non-owned Major Tenants	Also known as shadow anchors. Represents tenants that are situated on parcels which are owned by unrelated third parties, but, due to their location within or immediately adjacent to a shopping center, appear to the consumer as a retail tenant of the shopping center and, as a result, attract additional consumer traffic to the center.

Outparcel(s)
Refers to a portion of a shopping center, separate from the main retail buildings and generally located on the outer edge of a property, which may currently, or in the future, contain one or several freestanding buildings.

Outparcel Development
Construction of a new freestanding building, separate from the main retail buildings and generally located on the outer edge of a property. May also refer to the demolition of an existing outparcel building to accommodate the construction of a new building.

Percent Billed	Billed GLA as a percentage of total GLA.

Percent Leased	Leased GLA as a percentage of total GLA.

PSF	Per square foot of GLA.

Redevelopment	Larger scale projects that typically involve new construction, reconfiguration, significant remerchandising and upgrades or demolition of a portion of the shopping center to accommodate new retailers.

Reinvestment Projects	Represents anchor space repositioning, outparcel development, and/or redevelopment projects.

Rent Spread	Represents the percentage change in contractual ABR PSF in the first year of the new lease relative to contractual ABR PSF in the last year of the old lease. Rent spreads are presented only for leases deemed comparable. For purposes of calculating rent spreads, ABR PSF includes the GLA of lessee-owned leasehold improvements.

New Rent Spread	Includes new leases signed on units that were occupied within the prior 12 months. New leases signed on units that have been vacant for longer than 12 months, new leases signed on first generation space, and new leases that are ancillary in nature regardless of term are non-comparable and excluded from New Rent Spreads.

Renewal Rent Spread	Includes renewal leases signed with the same tenant in all or a portion of the same location or that include the expansion into space that was occupied within the prior 12 months. Renewals that include the expansion of an existing tenant into space that has been vacant for longer than 12 months and renewals that are ancillary in nature regardless of term are non-comparable and excluded from Renewal Rent Spreads.

Option Rent Spread	Includes contractual renewal options exercised by tenants in the same location to extend the term of an expiring lease.

Supplemental Disclosure - Three Months Ended September 30, 2021	Page 1

GLOSSARY OF TERMS

Term	Definition
Total Rent Spread	Combined spreads for new, renewal and option leases.

Same Property NOI	A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures. A reconciliation of Same Property NOI to net income is provided on page 13. Represents NOI of properties owned for the entirety of both periods and excluding properties under development and completed New Development properties which have been stabilized for less than one year. Same Property NOI excludes income or expense associated with the Company's captive insurance company.

Number of Properties in Same Property NOI Analysis:
		Three Months Ended 9/30/21	Nine Months Ended 9/30/21
	Total properties in Brixmor Property Group portfolio	386	386
	Acquired properties excluded from Same Property NOI	(2)	(2)
	Additional exclusions	(11)	(13)
	Same Property NOI pool	373	371

In addition, three outparcels acquired in 2021 and 2020 are excluded from the Same Property NOI pool for the three months ended September 30, 2021 and 2020, and four outparcels acquired in 2021 and 2020 are excluded from the Same Property NOI pool for the nine months ended September 30, 2021 and 2020. The balance of the shopping centers where those outparcels exist are included in the Same Property NOI pool. Additional exclusions for the three months ended September 30, 2021 and 2020 include ten properties that were subject to partial dispositions in 2021 and 2020 and one property that was subject to a partial acquisition in 2021. Additional exclusions for the nine months ended September 30, 2021 and 2020 include 12 properties that were subject to partial dispositions in 2021 and 2020 and one property that was subject to a partial acquisition in 2021.

Small Shop Spaces	Spaces less than 10,000 SF of GLA.

Straight-line Rent	Non-cash revenue related to GAAP requirement to average a tenant's contractual base rent over the life of the lease. The cumulative difference between rental revenue recognized and contractual payment terms is recognized as deferred rent and included in Receivables, net on the Consolidated Balance Sheets. The Company periodically evaluates the collectability of its receivables related to straight-line rent. Any receivables that are deemed to be uncollectible are recognized as a reduction to straight-line rental income, net.

Year Built	Year of most recent redevelopment or year built if no redevelopment has occurred.

COVID-19

The Company expects the economic impact of the novel strain of coronavirus (“COVID-19”) to continue to adversely impact operating results for 2021. Portfolio data presented in the Supplemental Disclosure for the quarter ended September 30, 2021 reflects the contractual obligations of tenants. Due to COVID-19, there is inherent uncertainty as it relates to the Company’s reinvestment projects, specifically with respect to expected project scopes, expected stabilization dates and expected NOI yields. For additional information refer to Form 10-Q, filed with the Securities and Exchange Commission (“SEC”) on November 1, 2021.

Non-GAAP Performance Measures

The Company presents the non-GAAP performance measures set forth below. These measures should not be considered as alternatives to, or more meaningful than, net income (calculated in accordance with GAAP) or other GAAP financial measures, as an indicator of financial performance and are not alternatives to, or more meaningful than, cash flow from operating activities (calculated in accordance with GAAP) as a measure of liquidity. Non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results to those calculated in accordance with GAAP. The Company’s computation of these non-GAAP performance measures may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from these non-GAAP performance measures are relevant to understanding and addressing financial performance.

The Company believes that the non-GAAP performance measures it presents are useful to investors for the following reasons:
• EBITDA, EBITDAre, Adjusted • EBITDA & Cash Adjusted EBITDA	Considering the nature of its business as a real estate owner and operator, the Company believes that EBITDA is useful to investors in measuring its operating performance because the definition excludes items included in net income that do not relate to or are not indicative of the operating performance of the Company’s real estate, such as interest expense, federal and state taxes, and depreciation and amortization. The Company believes EBITDAre is also useful to investors as it further eliminates disparities in EBITDA due to gains and losses from the sale of certain real estate assets and impairment write-downs of certain real estate assets during the period presented and therefore provides a more consistent metric for comparing the operating performance of the Company’s real estate between periods. The Company believes Adjusted EBITDA, which further eliminates disparities in EBITDAre due to gains and losses on extinguishment of debt and other items that the Company believes are not indicative of the Company’s operating performance, and Cash Adjusted EBITDA, which further eliminates straight-line rental income, net, accretion of below-market leases, net of amortization of above-market leases and tenant inducements, and straight-line ground rent expense, are also useful to investors in understanding the Company’s operating performance.

• NAREIT FFO	Considering the nature of its business as a real estate owner and operator, the Company believes that NAREIT FFO is useful to investors in measuring its operating and financial performance because the definition excludes items included in net income that do not relate to or are not indicative of the Company’s operating and financial performance, such as depreciation and amortization related to real estate, and items which can make periodic and peer analyses of operating and financial performance more difficult, such as gains and losses from the sale of certain real estate assets and impairment write-downs of certain real estate assets.

• NOI and Same Property NOI
Considering the nature of its business as a real estate owner and operator, the Company believes that NOI is useful to investors in measuring the operating performance of its property portfolio because the definition excludes various items included in net income that do not relate to, or are not indicative of, the operating performance of the Company’s properties, such as depreciation and amortization and corporate level expenses (including general and administrative). The Company believes Same Property NOI is also useful to investors as it further eliminates disparities in NOI due to the acquisition or disposition of properties or the stabilization of completed New Development properties during the period presented and therefore provides a more consistent metric for comparing the operating performance of the Company’s real estate between periods.

Supplemental Disclosure - Three Months Ended September 30, 2021	Page 2

RESULTS OVERVIEW & GUIDANCE
Unaudited, dollars in thousands, except per share and per square foot amounts

	Three Months Ended		Nine Months Ended
Summary Financial Results	9/30/21	9/30/20	9/30/21	9/30/20
Total revenues (page 6)	$ 290,186	$ 253,935	$ 856,956	$ 783,856
Net income (page 6)	46,145	27,944	188,944	96,769
Net income per diluted share (page 6)	0.15	0.09	0.63	0.32
NOI (page 10)	208,757	185,351	614,845	574,082
Adjusted EBITDA (page 7)	192,751	164,274	566,840	509,959
Cash Adjusted EBITDA (page 7)	185,858	164,002	550,007	511,795
NAREIT FFO (page 8)	115,801	106,555	384,954	338,131
NAREIT FFO per diluted share (page 8)	0.39	0.36	1.29	1.14
Items that impact FFO comparability, net per share (page 8)	(0.09)	(0.02)	(0.10)	(0.06)
Dividends declared per share (page 8)	0.215	—	0.645	0.285
Dividend payout ratio (as % of NAREIT FFO) (page 8)	55.1%	—%	49.8%	25.0%

	Three Months Ended
Summary Operating and Financial Ratios	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20
NOI margin (page 10)	74.2%	74.3%	73.0%	72.2%	73.5%
Same property NOI performance (page 13) (1)	14.5%	13.9%	(1.5)%	(6.4)%	(9.3)%
Fixed charge coverage, current quarter annualized (page 15)	3.9x	3.8x	3.7x	3.4x	3.2x
Fixed charge coverage, trailing twelve months (page 15)	3.7x	3.5x	3.4x	3.4x	3.6x
Net principal debt to Adjusted EBITDA, current quarter annualized (page 15) (2)	6.2x	6.3x	6.5x	6.9x	7.4x
Net principal debt to Adjusted EBITDA, trailing twelve months (page 15) (2)	6.4x	6.7x	7.0x	7.0x	6.9x

Outstanding Classes of Stock	As of 9/30/21	As of 6/30/21	As of 3/31/21	As of 12/31/20	As of 9/30/20
Common shares outstanding (page 15)	296,988	296,978	296,946	296,494	296,482

Summary Portfolio Statistics (3)	As of 9/30/21	As of 6/30/21	As of 3/31/21	As of 12/31/20	As of 9/30/20
Number of properties (page 27)	386	389	389	393	395
Percent billed (page 27)	88.2%	88.1%	87.8%	87.8%	88.0%
Percent leased (page 27)	91.5%	91.1%	90.8%	90.7%	91.2%
ABR PSF (page 27)	$ 15.25	$ 15.12	$ 15.05	$ 14.93	$ 14.86
New lease rent spread (page 31)	26.3%	19.8%	20.3%	21.9%	14.1%
New & renewal lease rent spread (page 31)	12.3%	10.7%	7.0%	8.0%	5.7%
Total - new, renewal & option lease rent spread (page 31)	10.7%	10.0%	6.7%	7.4%	6.1%
Total - new, renewal & option GLA (page 31)	2,770,003	2,275,255	2,130,048	2,213,791	3,155,433

2021 Guidance	Current (at 11/1/2021)	Previous (at 8/2/2021)	YTD
NAREIT FFO per diluted share	$1.72 - $1.75	$1.70 - $1.76	$1.29
Same property NOI performance	7.5% - 8.5%	4.5% - 6.0%	8.6%

(1) Reflects same property NOI as reported for the specified period.
(2) Net principal debt is as of the end of each specified period.
(3) Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended September 30, 2021	Page 3

>	FINANCIAL SUMMARY

Supplemental Disclosure
Three Months Ended September 30, 2021

CONSOLIDATED BALANCE SHEETS
Unaudited, dollars in thousands, except share information

	As of	As of
	9/30/21	12/31/20
Assets
Real estate
Land	$1,736,876	$1,740,263
Buildings and tenant improvements	7,808,558	7,714,105
Construction in progress	157,229	142,745
Lease intangibles	541,433	566,448
	10,244,096	10,163,561
Accumulated depreciation and amortization	(2,785,227)	(2,659,448)
Real estate, net	7,458,869	7,504,113
Cash and cash equivalents	397,198	368,675
Restricted cash	7,166	1,412
Marketable securities	20,769	19,548
Receivables, net	229,421	240,323
Deferred charges and prepaid expenses, net	147,014	139,260
Real estate assets held for sale	42,011	18,014
Other assets	48,665	50,802
Total assets	$8,351,113	$8,342,147

Liabilities
Debt obligations, net	$5,163,375	$5,167,330
Accounts payable, accrued expenses and other liabilities	495,229	494,116
Total liabilities	5,658,604	5,661,446

Equity
Common stock, $0.01 par value; authorized 3,000,000,000 shares;
306,115,437 and 305,621,403 shares issued and 296,988,445 and 296,494,411
shares outstanding	2,970	2,965
Additional paid-in capital	3,220,183	3,213,990
Accumulated other comprehensive loss	(17,588)	(28,058)
Distributions in excess of net income	(513,056)	(508,196)
Total equity	2,692,509	2,680,701
Total liabilities and equity	$8,351,113	$8,342,147

Supplemental Disclosure - Three Months Ended September 30, 2021	Page 5

CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Nine Months Ended
	9/30/21	9/30/20	9/30/21	9/30/20
Revenues
Rental income	$290,013	$253,799	$853,407	$781,635
Other revenues	173	136	3,549	2,221
Total revenues	290,186	253,935	856,956	783,856

Operating expenses
Operating costs	32,774	24,794	92,914	80,286
Real estate taxes	39,763	42,124	124,908	126,796
Depreciation and amortization	81,724	87,488	246,356	251,334
Impairment of real estate assets	—	5,746	1,898	16,306
General and administrative	25,309	27,748	76,415	74,781
Total operating expenses	179,570	187,900	542,491	549,503

Other income (expense)
Dividends and interest	51	109	242	335
Interest expense	(48,918)	(50,991)	(147,601)	(148,197)
Gain on sale of real estate assets	11,122	13,621	49,489	23,218
Loss on extinguishment of debt, net	(27,116)	(50)	(28,345)	(10,441)
Other	390	(780)	694	(2,499)
Total other expense	(64,471)	(38,091)	(125,521)	(137,584)

Net income	$46,145	$27,944	$188,944	$96,769

Net income per common share:
Basic	$0.15	$0.09	$0.63	$0.32
Diluted	$0.15	$0.09	$0.63	$0.32
Weighted average shares:
Basic	297,188	296,562	297,165	296,982
Diluted	298,269	296,862	298,209	297,317

Supplemental Disclosure - Three Months Ended September 30, 2021	Page 6

EBITDA
Unaudited, dollars in thousands

	Three Months Ended		Nine Months Ended
	9/30/21	9/30/20	9/30/21	9/30/20

Net income	$46,145	$27,944	$188,944	$96,769
Interest expense	48,918	50,991	147,601	148,197
Federal and state taxes	(329)	678	508	2,147
Depreciation and amortization	81,724	87,488	246,356	251,334
EBITDA	176,458	167,101	583,409	498,447
Gain on sale of real estate assets	(11,122)	(13,621)	(49,489)	(23,218)
Impairment of real estate assets	—	5,746	1,898	16,306
EBITDAre	$165,336	$159,226	$535,818	$491,535

EBITDAre	$165,336	$159,226	$535,818	$491,535
Loss on extinguishment of debt, net	27,116	50	28,345	10,441
Litigation and other non-routine legal expenses	145	4,835	2,474	7,395
Transaction expenses	154	163	203	588
Total adjustments	27,415	5,048	31,022	18,424
Adjusted EBITDA	$192,751	$164,274	$566,840	$509,959

Adjusted EBITDA	$192,751	$164,274	$566,840	$509,959
Straight-line rental income, net (1)	(4,951)	2,974	(10,627)	11,533
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	(1,974)	(3,281)	(6,326)	(9,802)
Straight-line ground rent expense (2)	32	35	120	105
Total adjustments	(6,893)	(272)	(16,833)	1,836
Cash Adjusted EBITDA	$185,858	$164,002	$550,007	$511,795

(1) Includes straight-line rental income reversals of $0.6 million and $11.3 million for the three months ended September 30, 2021 and 2020, respectively, and $2.9 million and $30.7 million for the nine months ended September 30, 2021 and 2020, respectively. Additionally, in connection with returning certain tenants to the accrual basis of accounting, the Company recognized $0.8 million of straight-line rental income during the three and nine months ended September 30, 2021 that had previously been reversed.
(2) Straight-line ground rent expense is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended September 30, 2021	Page 7

FUNDS FROM OPERATIONS (FFO)
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Nine Months Ended
	9/30/21	9/30/20	9/30/21	9/30/20

Net income	$46,145	$27,944	$188,944	$96,769
Depreciation and amortization related to real estate	80,778	86,486	243,601	248,274
Gain on sale of real estate assets	(11,122)	(13,621)	(49,489)	(23,218)
Impairment of real estate assets	—	5,746	1,898	16,306
NAREIT FFO	$115,801	$106,555	$384,954	$338,131

NAREIT FFO per diluted share	$0.39	$0.36	$1.29	$1.14
Weighted average diluted shares outstanding	298,269	296,862	298,209	297,317

Items that impact FFO comparability
Loss on extinguishment of debt, net	$(27,116)	$(50)	$(28,345)	$(10,441)
Litigation and other non-routine legal expenses	(145)	(4,835)	(2,474)	(7,395)
Transaction expenses	(154)	(163)	(203)	(588)
Total items that impact FFO comparability	$(27,415)	$(5,048)	$(31,022)	$(18,424)
Items that impact FFO comparability, net per share	$(0.09)	$(0.02)	$(0.10)	$(0.06)

Additional Disclosures
Straight-line rental income, net (1)	$4,951	$(2,974)	$10,627	$(11,533)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	1,974	3,281	6,326	9,802
Straight-line ground rent expense (2)	(32)	(35)	(120)	(105)

Dividends declared per share	$0.215	$—	$0.645	$0.285
Dividends declared	$63,852	$—	$191,546	$84,488
Dividend payout ratio (as % of NAREIT FFO)	55.1%	—%	49.8%	25.0%

(1) Includes straight-line rental income reversals of $0.6 million and $11.3 million for the three months ended September 30, 2021 and 2020, respectively, and $2.9 million and $30.7 million for the nine months ended September 30, 2021 and 2020, respectively. Additionally, in connection with returning certain tenants to the accrual basis of accounting, the Company recognized $0.8 million of straight-line rental income during the three and nine months ended September 30, 2021 that had previously been reversed.
(2) Straight-line ground rent expense is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended September 30, 2021	Page 8

SUPPLEMENTAL BALANCE SHEET DETAIL
Unaudited, dollars in thousands

	As of	As of
	9/30/21	12/31/20

Receivables, net
Straight-line rent receivable, net	$136,487	$127,349
Tenant receivables, net	85,199	107,165
Other	7,735	5,809
Total receivables, net	$229,421	$240,323

Deferred charges and prepaid expenses, net
Deferred charges, net	$117,011	$119,033
Prepaid expenses, net	30,003	20,227
Total deferred charges and prepaid expenses, net	$147,014	$139,260

Other assets
Right-of-use asset	$30,376	$34,006
Furniture, fixtures and leasehold improvements, net	12,292	11,137
Other	5,997	5,659
Total other assets	$48,665	$50,802

Accounts payable, accrued expenses and other liabilities
Accounts payable and other accrued expenses	$260,955	$236,433
Below market leases, net	74,653	85,445
Dividends payable	66,598	65,972
Lease liability	34,842	38,599
Interest rate swaps	17,586	28,225
Other	40,595	39,442
Total accounts payable, accrued expenses and other liabilities	$495,229	$494,116

Supplemental Disclosure - Three Months Ended September 30, 2021	Page 9

NOI & SUPPLEMENTAL STATEMENT OF OPERATIONS DETAIL
Unaudited, dollars in thousands

	Three Months Ended		Nine Months Ended
	9/30/21	9/30/20	9/30/21	9/30/20
Net Operating Income Detail
Base rent	$208,550	$207,458	$621,206	$631,531
Expense reimbursements	62,219	61,322	186,850	187,087
Revenues deemed uncollectible	4,353	(21,462)	2,113	(55,462)
Ancillary and other rental income / Other revenues	5,249	4,275	17,657	14,258
Percentage rents	891	641	4,721	3,645
Operating costs	(32,742)	(24,759)	(92,794)	(80,181)
Real estate taxes	(39,763)	(42,124)	(124,908)	(126,796)
Net operating income	$208,757	$185,351	$614,845	$574,082

Operating Ratios
NOI margin (NOI / revenues)	74.2%	73.5%	73.9%	73.5%
Expense recovery ratio (expense reimbursements / (operating costs + real estate taxes))	85.8%	91.7%	85.8%	90.4%

Reconciliation of Net Operating Income to Net Income
Net operating income	$208,757	$185,351	$614,845	$574,082
Lease termination fees	1,999	1,394	7,456	4,528
Straight-line rental income, net (1)	4,951	(2,974)	10,627	(11,533)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	1,974	3,281	6,326	9,802
Straight-line ground rent expense (2)	(32)	(35)	(120)	(105)
Depreciation and amortization	(81,724)	(87,488)	(246,356)	(251,334)
Impairment of real estate assets	—	(5,746)	(1,898)	(16,306)
General and administrative	(25,309)	(27,748)	(76,415)	(74,781)
Total other expense	(64,471)	(38,091)	(125,521)	(137,584)
Net income	$46,145	$27,944	$188,944	$96,769

Supplemental Statement of Operations Detail
Rental income
Base rent	$208,550	$207,458	$621,206	$631,531
Expense reimbursements	62,219	61,322	186,850	187,087
Revenues deemed uncollectible	4,353	(21,462)	2,113	(55,462)
Lease termination fees	1,999	1,394	7,456	4,528
Straight-line rental income, net (1)	4,951	(2,974)	10,627	(11,533)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	1,974	3,281	6,326	9,802
Ancillary and other rental income	5,076	4,139	14,108	12,037
Percentage rents	891	641	4,721	3,645
Total rental income	$290,013	$253,799	$853,407	$781,635

Other revenues	$173	$136	$3,549	$2,221

Interest expense
Mortgage, note and other interest	$44,972	$44,324	$134,202	$125,386
Unsecured credit facility and term loan interest	3,802	6,172	12,743	21,018
Capitalized interest	(1,019)	(1,156)	(2,836)	(3,333)
Deferred financing cost amortization	1,874	1,931	5,638	5,550
Debt premium and discount accretion, net	(711)	(280)	(2,146)	(424)
Total interest expense	$48,918	$50,991	$147,601	$148,197

Other
Federal and state taxes	$(329)	$678	$508	$2,147
Other	(61)	102	(1,202)	352
Total other	$(390)	$780	$(694)	$2,499

Additional General and Administrative Disclosures
Capitalized construction compensation costs	$4,198	$3,755	$12,119	$10,873
Capitalized leasing legal costs (3)	738	141	1,497	215
Capitalized leasing commission costs	2,042	1,432	4,795	4,040
Equity compensation expense, net	4,027	3,200	10,818	7,807

(1) Includes straight-line rental income reversals of $0.6 million and $11.3 million for the three months ended September 30, 2021 and 2020, respectively, and $2.9 million and $30.7 million for the nine months ended September 30, 2021 and 2020, respectively. Additionally, in connection with returning certain tenants to the accrual basis of accounting, the Company recognized $0.8 million of straight-line rental income during the three and nine months ended September 30, 2021 that had previously been reversed.
(2) Straight-line ground rent expense is included in Operating costs on the Consolidated Statements of Operations.
(3) Capitalized leasing legal costs represent incremental direct costs associated with the execution of a lease.

Supplemental Disclosure - Three Months Ended September 30, 2021	Page 10

SUPPLEMENTAL COVID-19 DISCLOSURE
Unaudited, dollars in thousands

	Fifteen Months Ended 6/30/21		Three Months Ended 9/30/21		Eighteen Months Ended 9/30/21
	Total Portfolio (7)	Percent of Billed Base Rent	Total Portfolio (7)	Percent of Billed Base Rent	Total Portfolio (7)	Percent of Billed Base Rent

Billed base rent (1)	$1,049,345	100.0%	$209,384	100.0%	$1,258,729	100.0%
Rent deferrals, net (lease modifications) and rent abatements (2)(3)	(10,930)	(1.0)%	(834)	(0.4)%	(11,764)	(0.9)%
Base rent (Page 10)	1,038,415	99.0%	208,550	99.6%	1,246,965	99.1%
Out-of-period rent deferrals, net (lease modifications), rent abatements and retro billing adjustments (2)(3)	(419)	—%	419	0.2%	—	—%
Base rent adjusted for out-of-period rent deferrals, net (lease modifications), rent abatements and retro billing adjustments	1,037,996	98.9%	208,969	99.8%	1,246,965	99.1%
Cash collected from tenants (2)	(983,616)	(93.7)%	(203,000)	(97.0)%	(1,196,456)	(95.1)%
Out-of-period cash collected from tenants (2)	(9,840)	(0.9)%	—	—%	—	—%
Accrued but uncollected base rent	44,540	4.2%	5,969	2.9%	50,509	4.0%
Rent deferrals, net (not lease modifications) (4)	(19,792)	(1.9)%	(370)	(0.2)%	(18,113)	(1.4)%
Out-of-period rent deferrals, net (not lease modifications) (4)	2,049	0.2%	—	—%	—	—%
Accrued but uncollected and unaddressed (under negotiation) base rent	$26,797	2.6%	$5,599	2.7%	$32,396	2.6%

Revenues deemed uncollectible - rent deferrals (not lease modifications) before out-of-period adjustments	$(16,466)		$(307)		$(16,005)
Out-of-period cash collected on revenues deemed uncollectible	2,695		—		—
Out-of-period additional reserve	(183)		—		—
Out-of-period deferrals on previously reserved amounts	(1,744)		—		—
Revenues deemed uncollectible - rent deferrals (not lease modifications) adjusted for out-of-period activity	(15,698)		(307)		(16,005)

Revenues deemed uncollectible - accrued but uncollected and unaddressed (under negotiation) rent before out-of-period adjustments	(33,147)		(4,356)		(30,073)
Out-of-period cash collected on revenues deemed uncollectible	4,547		—		—
Out-of-period additional reserve	1,139		—		—
Out-of-period deferrals on previously reserved amounts	1,744		—		—
Revenues deemed uncollectible - accrued but uncollected and unaddressed (under negotiation) rent adjusted for out-of-period activity	(25,717)		(4,356)		(30,073)
Revenues deemed uncollectible - base rent	$(41,415)		$(4,663)		$(46,078)

Revenues deemed uncollectible - base rent (cash basis tenants)	$(38,869)		$(4,663)		$(43,532)

Revenues deemed uncollectible - base rent			$(4,663)
Adjustments for out-of-period cash received - base rent (5)			7,242
Adjustments for out-of-period cash received - net expense reimbursements			3,267
Adjustments for out-of-period additional reserves/abatements (6)			956
Revenues deemed uncollectible - net expense reimbursements and other adjustments			(2,449)
Revenues deemed uncollectible (page 10)			$4,353

(1) Amounts presented represent fifteen months ended June 30, 2021 and three months ended September 30, 2021 base rent billings, respectively.
(2) Amounts are as of September 30, 2021 and do not reflect rent deferral or abatement agreements executed or cash collected subsequent to September 30, 2021.
(3) The Company accounts for COVID-19 rent deferrals and abatements that significantly increase the consideration due under the lease as lease modifications in accordance with ASC 842. As a result, rental revenue recognition is reduced by the amount of the deferral or abatement in the period it was granted and straight-line rental income recognition is updated over the remaining lease term. The Company does not account for COVID-19 rent abatements that do not significantly increase the consideration due under the lease as lease modifications. As a result, rental revenue recognition is reduced by the amount of the abatement in the period it was granted and straight-line rental income recognition does not change over the remaining lease term.
(4) The Company does not account for COVID-19 rent deferrals that do not significantly increase the consideration due under the lease as lease modifications. As a result, rental revenue recognition does not change, and Receivables, net increases for the deferred amount.
(5) Includes $2.7 million and $4.5 million of out-of-period cash received on rent deferrals (not lease modifications) and unaddressed (under negotiation) revenues deemed uncollectible, respectively.
(6) Includes a $2.9 million out-of-period additional reserve reduction on unaddressed (under negotiation) revenues deemed uncollectible, partially offset by a $1.9 million out-of-period additional reserve on rent deferrals (not lease modifications) revenues deemed uncollectible.
(7) The Company did not observe significant differences in billed based rent collection percentages between the Same Property pool and the Total Portfolio through September 30, 2021.

Supplemental Disclosure - Three Months Ended September 30, 2021	Page 11

SUPPLEMENTAL COVID-19 DISCLOSURE
Unaudited, dollars in thousands

Supplemental Reserve Information (1)	Fifteen Months Ended 6/30/21		Three Months Ended 9/30/21		Eighteen Months Ended 9/30/21

Reserves on uncollected base rent
Accrued but uncollected base rent	$44,540		$5,969		$50,509
Revenues deemed uncollectible - base rent	41,415	93.0%	4,663	78.1%	46,078	91.2%

Reserves on uncollected and unaddressed (under negotiation) base rent
Accrued but uncollected and unaddressed (under negotiation) base rent	$26,797		$5,599		$32,396
Revenues deemed uncollectible - accrued but uncollected and unaddressed (under negotiation) rent adjusted for out-of-period activity	25,717	96.0%	4,356	77.8%	30,073	92.8%

Reserves on deferred base rent
Rent deferrals, net (not lease modifications) adjusted for out-of-period activity	$17,743		$370		$18,113
Revenues deemed uncollectible - rent deferrals (not lease modifications) adjusted for out-of-period activity	15,698	88.5%	307	83.0%	16,005	88.4%

(1) Amounts are as of September 30, 2021 and do not reflect rent deferral or abatement agreements executed or cash collected subsequent to September 30, 2021.

Supplemental Disclosure - Three Months Ended September 30, 2021	Page 12

SAME PROPERTY NOI ANALYSIS
Unaudited, dollars in thousands

	Three Months Ended			Nine Months Ended
	9/30/21	9/30/20	Change	9/30/21	9/30/20	Change
Same Property NOI Analysis
Number of properties	373	373	—	371	371	—
Percent billed	88.1%	88.1%	—%	88.2%	88.2%	—%
Percent leased	91.5%	91.3%	0.2%	91.6%	91.5%	0.1%

Revenues
Base rent	$203,008	$199,618		$597,873	$600,333
Expense reimbursements	60,585	59,041		179,829	177,524
Revenues deemed uncollectible	3,756	(20,932)		1,748	(52,711)
Ancillary and other rental income / Other revenues	5,171	4,145		17,306	13,728
Percentage rents	887	594		4,503	3,395
	273,407	242,466	12.8%	801,259	742,269	7.9%
Operating expenses
Operating costs	(31,907)	(25,027)		(88,922)	(76,979)
Real estate taxes	(38,747)	(40,427)		(120,160)	(119,783)
	(70,654)	(65,454)	7.9%	(209,082)	(196,762)	6.3%
Same property NOI	$202,753	$177,012	14.5%	$592,177	$545,507	8.6%

NOI margin	74.2%	73.0%		73.9%	73.5%
Expense recovery ratio	85.7%	90.2%		86.0%	90.2%

Percent Contribution to Same Property NOI Performance:
	Change	Percent Contribution		Change	Percent Contribution
Base rent - excluding COVID-19 rent deferrals (lease modifications) and rent abatements	$450	0.2%		$(2,603)	(0.5)%
Base rent - COVID-19 rent deferrals (lease modifications) and rent abatements	2,940	1.7%		143	0.0%
Revenues deemed uncollectible	24,688	13.9%		54,459	10.0%
Net expense reimbursements	(3,656)	(2.1)%		(10,015)	(1.8)%
Ancillary and other rental income / Other revenues	1,026	0.6%		3,578	0.7%
Percentage rents	293	0.2%		1,108	0.2%
		14.5%			8.6%

Reconciliation of Net Income to Same Property NOI
Same property NOI	$202,753	$177,012		$592,177	$545,507
Adjustments:
Non-same property NOI	6,004	8,339		22,668	28,575
Lease termination fees	1,999	1,394		7,456	4,528
Straight-line rental income, net	4,951	(2,974)		10,627	(11,533)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	1,974	3,281		6,326	9,802
Straight-line ground rent expense	(32)	(35)		(120)	(105)
Depreciation and amortization	(81,724)	(87,488)		(246,356)	(251,334)
Impairment of real estate assets	—	(5,746)		(1,898)	(16,306)
General and administrative	(25,309)	(27,748)		(76,415)	(74,781)
Total other expense	(64,471)	(38,091)		(125,521)	(137,584)
Net income	$46,145	$27,944		$188,944	$96,769

Supplemental Disclosure - Three Months Ended September 30, 2021	Page 13

CAPITAL EXPENDITURES
Unaudited, dollars in thousands

	Three Months Ended		Nine Months Ended
	9/30/21	9/30/20	9/30/21	9/30/20
Leasing related:
Tenant improvements and tenant inducements	$11,797	$8,950	$37,679	$35,954
External leasing commissions	2,316	921	7,859	3,296
	14,113	9,871	45,538	39,250

Maintenance capital expenditures	16,121	7,058	32,389	22,589
Total leasing related and maintenance capital expenditures	$30,234	$16,929	$77,927	$61,839

Value-enhancing:
Anchor space repositionings	$11,757	$10,774	$34,209	$30,376
Outparcel developments	3,040	2,639	7,559	9,772
Redevelopments	24,683	24,555	79,443	76,346
New development	58	52	326	775
Other (1)	4,106	5,399	6,982	15,837
Total value-enhancing capital expenditures	$43,644	$43,419	$128,519	$133,106

(1) Includes, but is not limited to, minor value-enhancing projects, LED lighting upgrades and solar array installations.

Supplemental Disclosure - Three Months Ended September 30, 2021	Page 14

CAPITALIZATION, LIQUIDITY & DEBT RATIOS
Unaudited, dollars and shares in thousands except per share amounts

			As of	As of
			9/30/21	12/31/20
Equity Capitalization:
Common shares outstanding			296,988	296,494
Common share price			$22.11	$16.55
Total equity capitalization			$6,566,405	$4,906,976

Debt:
Revolving credit facility			$—	$—
Term loans			300,000	650,000
Unsecured notes			4,868,453	4,518,453
Total principal debt			5,168,453	5,168,453
Add: Net unamortized premium			27,366	31,390
Less: Deferred financing fees			(32,444)	(32,513)
Total debt			5,163,375	5,167,330
Less: Cash, cash equivalents and restricted cash			(404,364)	(370,087)
Net debt			$4,759,011	$4,797,243

Total market capitalization			$11,325,416	$9,704,219

Liquidity:
Cash and cash equivalents and restricted cash			$404,364	$370,087
Available under revolving credit facility (1)			1,249,252	1,244,768
			$1,653,616	$1,614,855

Ratios:
Principal debt to total market capitalization			45.6%	53.3%
Principal debt to total assets, before depreciation			46.4%	47.0%
Unencumbered assets to unsecured debt			2.2x	2.1x
Net principal debt to Adjusted EBITDA, current quarter annualized (2)			6.2x	6.9x
Net principal debt to Adjusted EBITDA, trailing twelve months (2)			6.4x	7.0x
Interest coverage, current quarter annualized (Adjusted EBITDA / interest expense)			3.9x	3.4x
Interest coverage, trailing twelve months (Adjusted EBITDA / interest expense)			3.7x	3.4x
Fixed charge coverage, current quarter annualized (Adjusted EBITDA / (interest expense + scheduled principal payments))			3.9x	3.4x
Fixed charge coverage, trailing twelve months (Adjusted EBITDA / (interest expense + scheduled principal payments))			3.7x	3.4x

			As of	As of
			9/30/21	12/31/20
Percentage of total debt: (3)
Fixed			95.2%	98.1%
Variable			4.8%	1.9%
Unencumbered summary:
Percent of properties, ABR and NOI			100.0%	100.0%
Weighted average maturity (years):
Fixed			6.0	5.5
Variable			0.3	1.1
Total			5.7	5.4

Credit Ratings & Outlook: (4)

Fitch Ratings	BBB-	Stable
Moody's Investors Service	Baa3	Stable
Standard & Poor's Ratings Services	BBB-	Stable

(1) Funds available under the revolving credit facility are reduced by four outstanding letters of credit totaling $0.7 million.
(2) Net principal debt is as of the end of each specified period.
(3) Includes the impact of the Company's interest rate swap agreements.
(4) As of November 1, 2021.

Supplemental Disclosure - Three Months Ended September 30, 2021	Page 15

DEBT OBLIGATIONS
Unaudited, dollars in thousands

Maturity Schedule - Debt Obligations
Year	Maturities	Weighted Average Stated Interest Rate (1)
2021	$—	—
2022	250,000	1.18%
2023	—	—
2024	800,000	3.73%
2025	700,000	3.85%
2026	607,542	4.17%
2027	400,000	3.90%
2028	357,708	2.35%
2029	753,203	4.14%
2030+	1,300,000	3.45%
Total Debt Obligations	$5,168,453	3.58%

Net unamortized premium	27,366
Deferred financing costs	(32,444)
Debt Obligations, Net	$5,163,375

Summary of Outstanding Debt Obligations

	Outstanding	Weighted Average	Maturity	Percent of
Loan	Principal Balance	Stated Interest Rate (1)	Date	Total Indebtedness
Fixed Rate Debt:
Unsecured Term Loans
Term Loan Facility - $300,000 (2)	$300,000	3.86%	7/26/24	5.80%

Unsecured Notes
3.65%, 2024 Brixmor OP Notes	500,000	3.65%	6/15/24	9.68%
3.85%, 2025 Brixmor OP Notes	700,000	3.85%	2/1/25	13.54%
4.13%, 2026 Brixmor OP Notes	600,000	4.13%	6/15/26	11.61%
7.97%, 2026 Brixmor LLC Notes	694	7.97%	8/14/26	0.01%
7.65%, 2026 Brixmor LLC Notes	6,100	7.65%	11/2/26	0.12%
7.68%, 2026 Brixmor LLC Notes I	748	7.68%	11/2/26	0.01%
3.90%, 2027 Brixmor OP Notes	400,000	3.90%	3/15/27	7.74%
6.90%, 2028 Brixmor LLC Notes I	2,222	6.90%	2/15/28	0.04%
6.90%, 2028 Brixmor LLC Notes II	5,486	6.90%	2/15/28	0.11%
2.25%, 2028 Brixmor OP Notes	350,000	2.25%	4/1/28	6.77%
4.13%, 2029 Brixmor OP Notes	750,000	4.13%	5/15/29	14.51%
7.50%, 2029 Brixmor LLC Notes	3,203	7.50%	7/30/29	0.06%
4.05%, 2030 Brixmor OP Notes	800,000	4.05%	7/1/30	15.48%
2.50%, 2031 Brixmor OP Notes	500,000	2.50%	8/16/31	9.68%
Total Fixed Rate Unsecured Notes	4,618,453	3.69%		89.36%

Total Fixed Rate Debt	$4,918,453	3.70%		95.16%

Variable Rate Debt:
Unsecured Notes
2022 Brixmor OP Notes	$250,000	1.18%	2/1/22	4.84%

Total Variable Rate Debt	$250,000	1.18%		4.84%

Total Debt Obligations	$5,168,453	3.58%		100.00%

(1) Weighted average stated interest rate includes the impact of the Company's interest rate swap agreements.
(2) Effective January 2, 2019, the Term Loan Facility - $300,000 is swapped from one-month LIBOR to a fixed, combined rate of 2.611% (plus a spread of 125 basis points) through July 26, 2024.

Supplemental Disclosure - Three Months Ended September 30, 2021	Page 16

COVENANT DISCLOSURE
Unaudited, dollars in thousands

Unsecured OP Notes Covenant Disclosure
	Covenants	9/30/21

I. Aggregate debt test	< 65%	47.5%
Total Debt		5,163,375
Total Assets		10,876,543

II. Secured debt test (1)	< 40%	N/A
Total Secured Debt (1)		—
Total Assets		10,876,543

III. Unencumbered asset ratio	> 150%	210.6%
Total Unencumbered Assets		10,876,543
Unsecured Debt		5,163,375

		Prior Twelve Months		Prior Six Months, Annualized
IV. Debt service test (2)	> 1.5x	3.6	x	3.8	x
Consolidated EBITDA		740,737		766,396
Annual Debt Service Charge		203,990		202,560

(1) The Company had no secured debt as of September 30, 2021.
(2) For the OP's 2.250%, 2028 Notes, 4.050%, 2030 Notes, and 2.500%, 2031 Notes, the covenant calculation reference period for calculating EBITDA and Debt Service Charge is the most recent twelve months for which it reported financial results. For all other OP Notes, the reference period is the most recent six months for which it reported financial results, annualized.

For detailed descriptions of the unsecured OP notes covenant calculations and definitions of capitalized terms please refer to the Prospectus Supplement filed by the OP with the Securities and Exchange Commission on August 11, 2021 and the notes and indenture incorporated therein by reference.

Unsecured Credit Facility Covenant Disclosure
	Covenants	9/30/21

I. Leverage ratio	< 60%	38.3%
Total Outstanding Indebtedness		5,168,453
Balance Sheet Cash (1)		405,788
Total Asset Value		12,443,308

II. Secured leverage ratio (2)	< 40%	N/A
Total Secured Indebtedness (2)		—
Balance Sheet Cash (1)		405,788
Total Asset Value		12,443,308

III. Unsecured leverage ratio	< 60%	38.3%
Total Unsecured Indebtedness		5,168,453
Unrestricted Cash (3)		398,622
Unencumbered Asset Value		12,443,308

IV. Fixed charge coverage ratio	> 1.5x	3.9	x
Total Net Operating Income		808,256
Capital Expenditure Reserve		10,157
Fixed Charges		203,156

(1) Balance Sheet Cash consists of the OP's Cash and cash equivalents, Restricted cash and certain Marketable securities.
(2) The Company had no secured indebtedness as of September 30, 2021.
(3) Unrestricted Cash consists of the OP's Cash and cash equivalents and certain Marketable securities.

For detailed descriptions of the unsecured credit facility covenant calculations and definitions of capitalized terms please refer to Amendment No. 1 to the Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of April 29, 2020 filed as Exhibit 10.1 to Form 8-K, filed with the Securities and Exchange Commission on May 1, 2020.

Supplemental Disclosure - Three Months Ended September 30, 2021	Page 17

>	INVESTMENT SUMMARY

Supplemental Disclosure
Three Months Ended September 30, 2021

ACQUISITIONS
Dollars in thousands, except ABR PSF

Property Name	MSA	Purchase Date	Purchase Price	GLA / Acres	Percent Leased	ABR PSF (1)	Major Tenants (2)

Three Months Ended March 31, 2021
Land at Ellisville Square (3)	St. Louis, MO-IL	1/6/21	$1,965	3.3 acres	-	-	-
Outparcel adjacent to Cobblestone Village	Jacksonville, FL	2/16/21	1,465	5,040	-	-	-
Land associated with Westgate Plaza	Springfield, MA	3/16/21	190	21.0 acres	-	-	-
			$3,620	5,040 SF / 24.3 acres

Three Months Ended June 30, 2021
Center of Bonita Springs	Cape Coral-Fort Myers, FL	4/20/21	$48,500	281,394	93.6%	$13.38	Publix, Anthony's Ladies Apparel, Bealls Outlet|Home Centric, Crunch Fitness, Naples Community Hospital, NewSouth Window Solutions, Old Time Pottery
Champlin Marketplace	Minneapolis-St. Paul-Bloomington, MN-WI	6/15/21	15,450	91,970	100.0%	13.41	Cub Foods (United Natural Foods Inc.)
			$63,950	373,364

	TOTAL - NINE MONTHS ENDED SEPTEMBER 30, 2021		$67,570	378,404 SF / 24.3 acres

(1) ABR PSF excludes the GLA of lessee-owned leasehold improvements.
(2) Major tenants exclude non-owned major tenants.
(3) Brixmor terminated a ground lease and acquired a land parcel.

Supplemental Disclosure - Three Months Ended September 30, 2021	Page 19

DISPOSITIONS
Dollars in thousands, except ABR PSF

Property Name	MSA	Sale Date	Sale Price	GLA / Acres (1)	Percent Leased (1)	ABR PSF (1)(2)	Major Tenants (1)(3)

Three Months Ended March 31, 2021
Crossroads - Walmart Supercenter (4)	Charlotte-Concord-Gastonia, NC-SC	1/5/21	$7,876	193,513	100.0%	$2.81	Walmart Supercenter
Miracle Mile Shopping Plaza - Wendy's (4)	Toledo, OH	2/3/21	1,100	3,060	100.0%	17.97	Wendy's
Braes Oaks Center	Houston-The Woodlands-Sugar Land, TX	2/9/21	4,810	42,567	90.9%	7.49	-
The Pines Shopping Center	Alexandria, LA	2/12/21	8,600	179,039	71.4%	7.43	Super 1 Foods, Ollie's Bargain Outlet
The Centre at Navarro	Victoria, TX	2/12/21	5,212	51,542	95.1%	15.02	ALDI, Planet Fitness
Albany Plaza	Albany, GA	3/24/21	3,348	114,169	80.9%	6.71	Harveys (Southeastern Grocers), OK Beauty & Fashions Outlet
Westgate - McDonald's (4)	Dublin, GA	3/29/21	871	3,744	100.0%	N/A	McDonald's
Hunting Hills - Valvoline (4)	Roanoke, VA	3/31/21	1,350	1,668	100.0%	N/A	Valvoline
			$33,167	589,302

Three Months Ended June 30, 2021 (5)
Erie Canal - Starbucks / T-Mobile (4)	Syracuse, NY	4/1/21	$3,908	5,000	100.0%	$51.40	Starbucks, T-Mobile
Berkshire Crossing - Chili's (4)	Pittsfield, MA	4/1/21	1,846	4,500	100.0%	N/A	Chili's
Jefferson Park	Mount Pleasant, TX	4/6/21	10,100	130,096	100.0%	7.55	Super 1 Foods, Harbor Freight Tools, PetSense
Haymarket Mall - UnityPoint Clinic Urgent Care (4)	Des Moines-West Des Moines, IA	4/16/21	1,075	12,000	100.0%	5.58	UnityPoint Clinic Urgent Care
Bedford Grove - Vacant Building (4)	Manchester-Nashua, NH	5/10/21	8,100	119,097	—%	N/A	-
Arbor - Broadway Faire - Buffalo Wild Wings (4)	Fresno, CA	6/8/21	2,500	6,195	100.0%	24.21	Buffalo Wild Wings
Winwood Town Center	Odessa, TX	6/9/21	41,900	372,534	100.0%	14.22	H-E-B, dd's Discounts (Ross), Michaels, Office Depot, Party City, Ross Dress for Less, Target
			$69,429	649,422

Three Months Ended September 30, 2021
Miracle Mile Shopping Plaza - McDonald's (4)	Toledo, OH	7/16/21	$1,538	3,500	100.0%	$18.68	McDonald's
Brandt Pike Place - Land Parcel (4)	Dayton-Kettering, OH	8/16/21	525	1.9 acres	N/A	N/A	-
Commerce Central	Tullahoma-Manchester, TN	8/24/21	5,250	36,000	82.5%	15.08	Dollar Tree
Lincoln Plaza	Fort Wayne, IN	9/10/21	3,579	98,288	58.3%	6.90	Kroger
Cedar Plaza	Cedartown, GA	9/13/21	8,465	83,300	100.0%	8.82	Kroger, Planet Fitness
Ross Plaza - Chase Bank (4)	Tampa-St. Petersburg-Clearwater, FL	9/30/21	960	4,500	100.0%	12.83	Chase Bank
Westgate - Dunkin' Donuts (4)	Dublin, GA	9/30/21	884	2,200	100.0%	25.30	Dunkin' Donuts
Haymarket Mall - Chick-fil-A (4)	Des Moines-West Des Moines, IA	9/30/21	1,838	4,877	100.0%	N/A	Chick-fil-A
Crossroads - Tractor Supply Company (4)	Charlotte-Concord-Gastonia, NC-SC	9/30/21	2,493	18,750	100.0%	9.49	Tractor Supply Company
			$25,532	251,415 / 1.9 acres

	TOTAL - NINE MONTHS ENDED SEPTEMBER 30, 2021		$128,128	1,490,139 / 1.9 acres

(1) Data presented is as of the quarter end prior to the sale date.
(2) ABR PSF excludes the GLA of lessee-owned leasehold improvements.
(3) Major tenants exclude non-owned major tenants.
(4) Represents partial sale of property. Data presented reflects only the portion of property sold.
(5) In addition, on May 21, 2021, Brixmor received $350 to terminate its underlying ground lease rights and corresponding leasehold interest with Chick-fil-A at Kingston Overlook in Knoxville, TN.

Supplemental Disclosure - Three Months Ended September 30, 2021	Page 20

.

ANCHOR SPACE REPOSITIONING SUMMARY
Dollars in thousands

Property Name	MSA	Description

IN PROCESS ANCHOR SPACE REPOSITIONINGS
New Projects Added To In Process Pipeline During The Three Months Ended September 30, 2021
1	Seacoast Shopping Center	Boston-Cambridge-Newton, MA-NH	Remerchandise former NH1 Motorsports with a 25K SF The Zoo Health Club and additional retailers
2	Parkway Plaza	New York-Newark-Jersey City, NY-NJ-PA	Combine former Minado Restaurant and Stew Leonard's Wine & Spirits for a 22K SF Aldi

In Process Projects
3	Springdale - Phase III	Mobile, AL	Remerchandise former Burlington Stores (relocated within center) with a 46K SF Conn's HomePlus, a 27K SF Crunch Fitness, a 14K SF Fresenius Medical Care and additional retailers
4	Aurora Plaza	Denver-Aurora-Lakewood, CO	Combine former Gen-X and Techno Rescue for a 48K SF Chuze Fitness
5	Coconut Creek Plaza	Miami-Fort Lauderdale-Pompano Beach, FL	Combine several small shop spaces for a 13K SF Wellmax Medical Center
6	Elk Grove Town Center	Chicago-Naperville-Elgin, IL-IN-WI	Combine several small shop spaces for a 10K SF Dollar Tree and a 3K SF Athletico Physical Therapy
7	Westridge Court	Chicago-Naperville-Elgin, IL-IN-WI	Combine several small shop spaces for a 14K SF La-Z-Boy Furniture
8	Market Centre	Elkhart-Goshen, IN	Remerchandise former Sam's Club with a 40K SF Burlington Stores and a 23K SF Ross Dress for Less
9	Hampton Village Centre	Detroit-Warren-Dearborn, MI	Remerchandise former Best Buy with a 41K SF grocer and a 5K SF My Salon Suites
10	Hamilton Plaza	Trenton-Princeton, NJ	Remerchandise former Kmart with a 21K SF Grocery Outlet, a 16K SF Rothman Orthopaedic Institute, a 10K SF Dollar Tree and additional retailers
11	College Plaza	New York-Newark-Jersey City, NY-NJ-PA	Remerchandise former Bob’s Stores with a 31K SF Wren Kitchens
12	Suffolk Plaza	New York-Newark-Jersey City, NY-NJ-PA	Remerchandise former A&P with a 43K SF grocer and a 14K SF Five Below
13	Garner Towne Square	Raleigh-Cary, NC	Remerchandise former grocer with a 30K SF Lidl, a 15K SF Harbor Freight Tools and additional retailers
14	Florence Plaza - Florence Square - Project I	Cincinnati, OH-KY-IN	Rightsize existing T.J.Maxx / HomeGoods combo store to 48K SF to accommodate an additional junior anchor
15	Warminster Towne Center - Project II	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Remerchandise former AC Moore with a 23K SF Sportsman's Warehouse
16	Dickson City Crossings	Scranton--Wilkes-Barre, PA	Remerchandise former Dick's Sporting Goods with a 41K SF Burlington Stores and an additional junior anchor

Number of Projects	Net Estimated Costs (1)	Gross Costs to Date	Expected NOI Yield (1)
Total In Process	16	$75,450	$46,000	8% - 14%

STABILIZED ANCHOR SPACE REPOSITIONINGS
Projects Stabilized During The Three Months Ended September 30, 2021
1	Annex of Arlington	Chicago-Naperville-Elgin, IL-IN-WI	Relocate and expand Binny’s Beverage Depot to 34K SF, replacing a former hhgregg, and remerchandise former Binny’s Beverage Depot with additional retailers
2	Lynn Marketplace	Boston-Cambridge-Newton, MA-NH	Remerchandise former Shaw’s with a 23K SF Stop And Compare grocer, a 20K SF Crunch Fitness and a 3K SF small shop space
3	Wendover Place	Greensboro-High Point, NC	Remerchandise former Pier 1 with a 10K SF Ulta
4	Belfair Towne Village	Hilton Head Island-Bluffton, SC	Remerchandise former Steinmart with a 33K SF K1 Speed
5	Crossroads Centre - Pasadena	Houston-The Woodlands-Sugar Land, TX	Remerchandise and expand former Sears Outlet with a 34K SF LA Fitness and additional small shop space

Projects Stabilized During The Six Months Ended June 30, 2021
6	Gateway Plaza - Vallejo	Vallejo, CA	Remerchandise former Toys"R"Us with a 45K SF LA Fitness
7	North Dover Center	Dover, DE	Remerchandise former Toys"R"Us with a 33K SF Bob's Discount Furniture
8	Coastal Way - Coastal Landing	Tampa-St. Petersburg-Clearwater, FL	Remerchandise former hhgregg with a 22K SF HomeGoods
9	Marketplace @ 42	Minneapolis-St. Paul-Bloomington, MN-WI	Remerchandise and expand former Famous Footwear with a 10K SF Dollar Tree
10	Sun Ray Shopping Center	Minneapolis-St. Paul-Bloomington, MN-WI	Combine several small shop spaces for a 19K SF BioLife Plasma Services
11	Willow Springs Plaza	Manchester-Nashua, NH	Remerchandise former JCPenney with a 27K SF Patel Brothers grocer
12	Valley Crossing	Hickory-Lenoir-Morganton, NC	Remerchandise former Fallas with a 17K SF American Freight Furniture
13	Southland Shopping Center	Cleveland-Elyria, OH	Remerchandise former Aspire Fitness with a 29K SF UFC Gym
14	Warminster Towne Center - Project I	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Remerchandise former Modell's Sporting Goods with a 17K SF Harbor Freight Tools
15	Northtown Plaza	Houston-The Woodlands-Sugar Land, TX	Remerchandise remaining 23K SF portion of a former Fallas Paredes with a Crazy Boss Big Discount Store
Number of Projects	Net Project Costs (1)	NOI Yield (1)
Total Stabilized	15	$30,800	16%

(1) Represents gross project costs less any project specific credits (lease termination fees or other ancillary credits).

Due to COVID-19, there is inherent uncertainty as it relates to the Company's anchor space repositioning projects, specifically with respect to expected project scopes, expected stabilization dates and expected NOI yields.
The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects or that the net estimated costs or expected NOI yields will be the amounts shown. The net estimated costs and expected NOI yields are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

Supplemental Disclosure - Three Months Ended September 30, 2021	Page 21

OUTPARCEL DEVELOPMENT SUMMARY
Dollars in thousands
					Net	Gross
				Stabilization	Estimated	Costs	Expected
	Property Name	MSA	Project Description	Quarter	Costs (1)	to Date	NOI Yield (1)
IN PROCESS OUTPARCEL DEVELOPMENTS
	New Projects Added To In Process Pipeline During The Three Months Ended September 30, 2021
1	Marketplace at Wycliffe (2)	Miami-Fort Lauderdale-Pompano Beach, FL	Construction of a 2K SF KFC	Sep-22	$250	$200	44%
2	The Commons at Wolfcreek - Project II	Memphis, TN-MS-AR	Construction of a 2K SF Whataburger	Sep-22	300	100	61%
	In Process Projects
3	County Line Plaza (3)	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Construction of a 3K SF American Family Care and a 2K SF Chipotle	Dec-21	400	1,650	13%
4	Whitemarsh Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Construction of a 9K SF multi-tenant outparcel, including a 3K SF American Family Care and a 3K SF Orangetheory Fitness	Dec-21	4,750	4,450	9%
5	Plaza by the Sea	Los Angeles-Long Beach-Anaheim, CA	Construction of a 4K SF multi-tenant outparcel, including a 2K SF Plant Power Fast Food and a 2K SF Handel's Homemade Ice Cream	Mar-22	2,900	850	7%
6	Tri-City Plaza	Boston-Cambridge-Newton, MA-NH	Construction of a 4K SF Aspen Dental	Jun-22	1,650	1,100	9%
7	Rose Pavilion	San Francisco-Oakland-Berkeley, CA	Construction of a 2K SF Taco Bell	Sep-22	300	200	18%
8	Market Centre	Elkhart-Goshen, IN	Construction of a 10K SF multi-tenant outparcel, including a 5K SF Panera, a 2K SF GNC and a 1K SF Cricket Wireless	Sep-22	3,050	2,650	9%
9	Dalewood I, II & III Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 5K SF multi-tenant outparcel, including a 3K SF Shake Shack	Sep-22	3,100	2,700	14%
10	Plaza Rio Vista	Riverside-San Bernardino-Ontario, CA	Construction of a 4K SF Quick Quack Car Wash	Dec-22	750	100	16%
11	Westgate Plaza	Springfield, MA	Construction of a 20K SF Aldi and 2K SF Popeyes	Dec-22	2,500	950	9%
12	Capitol Shopping Center	Concord, NH	Construction of a 6K SF 110 Grill, an 8K SF multi-tenant building and a 2K SF drive thru	Dec-22	5,000	300	9%
13	Nesconset Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 7K SF multi-tenant outparcel, including a 4K SF Aspen Dental and a 3K SF Bethpage Federal Credit Union (re-located from within the center)	Sep-23	4,750	1,050	9%
	TOTAL IN PROCESS OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE				$29,700	$16,300	10%

				Stabilization		Net Project
	Property Name	MSA	Project Description	Quarter		Costs (1,4)	NOI Yield (1,4)
STABILIZED OUTPARCEL DEVELOPMENTS
	Projects Stabilized During The Three Months Ended September 30, 2021
1	Hamilton Plaza	Trenton-Princeton, NJ	Construction of a 6K SF multi-tenant outparcel, including a 4K SF American Family Care and a 2K SF Starbucks	Sep-21		$2,700	9%
2	Bethel Park Shopping Center	Pittsburgh, PA	Construction of a 4K SF Chase Bank	Sep-21		300	26%
3	The Commons at Wolfcreek - Project I	Memphis, TN-MS-AR	Relocation of Chick-fil-A to an existing outparcel to accommodate construction of a multi-tenant outparcel including a 4K SF Aspen Dental and a 3K SF Sleep Number	Sep-21		2,500	23%
4	Watson Glen Shopping Center	Nashville-Davidson--Murfreesboro--Franklin, TN	Construction of a 2K SF Chase Bank	Sep-21		100	28%
	Projects Stabilized During The Six Months Ended June 30, 2021
5	Speedway Super Center	Indianapolis-Carmel-Anderson, IN	Construction of a 4K SF Bank of America	Jun-21		300	52%
6	West Loop Shopping Center	Manhattan, KS	Construction of a 4K SF Tommy's Car Wash and 1K SF Scooter's Coffee	Jun-21		150	29%
7	Brentwood Plaza	Cincinnati, OH-KY-IN	Construction of a 2K SF Bank of America	Jun-21		100	119%
8	Arapahoe Crossing	Denver-Aurora-Lakewood, CO	Construction of a 4K SF Bank of America	Mar-21		400	49%
9	Westwind Plaza	Minneapolis-St. Paul-Bloomington, MN-WI	Construction of a 4K SF Chase Bank	Mar-21		1,050	14%
10	Rockland Plaza	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 5K SF multi-tenant outparcel, including a 3K SF Shake Shack and a 2K SF Chipotle	Mar-21		4,500	8%
11	Brice Park	Columbus, OH	Construction of an 11K SF Sheetz	Mar-21		100	161%
12	Park Hills Plaza	Altoona, PA	Construction of a 10K SF multi-tenant outparcel, including a 3K SF Sleep Number, a 2K SF Kay Jewelers, a 2K SF Starbucks, a 1K SF Lettuce Bowl Café and a 1K SF Sports Clips	Mar-21		3,900	9%
13	Tuckernuck Square	Richmond, VA	Construction of a 2K SF Starbucks	Mar-21		1,400	9%
	TOTAL STABILIZED OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$17,500	14%

(1) Represents gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) Net project costs exclude $0.6 million of project specific credits (lease termination fees or other ancillary credits).
(3) Net project costs exclude $1.8 million of project specific credits (lease termination fees or other ancillary credits).
(4) Net project costs and NOI yields may vary from those previously disclosed due to final project reconciliations.

Due to COVID-19, there is inherent uncertainty as it relates to the Company's outparcel development projects, specifically with respect to expected project scopes, expected stabilization dates and expected NOI yields.
The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, that the net estimated costs or expected NOI yields will be the amounts shown or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

Supplemental Disclosure - Three Months Ended September 30, 2021	Page 22

REDEVELOPMENT SUMMARY
Dollars in thousands

						Net	Gross	Expected
				Property	Stabilization	Estimated	Costs	NOI
	Property Name	MSA	Project Description	Acreage	Quarter	Costs (1)	to Date	Yield (1)

IN PROCESS REDEVELOPMENTS
	In Process Projects

1	Freedom Square	Naples-Marco Island, FL	Remerchandise former Kmart with a 35K SF Burlington Stores, a 30K SF HomeGoods, a 20K SF Planet Fitness and additional small shop space; shopping center upgrades including façade renovations and landscaping	22	Dec-21	$11,500	$7,700	11%

2	Village at Newtown (2)	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Expansion and renovation of center including 60K SF of new construction, including a 10K SF Ulta; remerchandise existing small shop retail; and shopping center upgrades including façade, common areas and infrastructure enhancements	30	Dec-21	39,150	35,950	9%

3	Tinley Park Plaza (3)	Chicago-Naperville-Elgin, IL-IN-WI	Demolish 80K SF of structurally obsolescent anchor space to accommodate construction of a 38K SF grocer, a 25K SF Burlington Stores and additional retailers; renovate and remerchandise 13K SF of retail space; and shopping center upgrades including façade and parking renovations, and new pylon signs, landscaping and irrigation	22	Jun-22	20,350	14,850	13%

4	Laurel Square	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of former Pathmark to accommodate a 30K SF Corrado’s Market and additional retail space; combine small shop spaces for a 10K SF Dollar Tree; upgrade and remerchandise existing outparcel building; and shopping center upgrades including façade renovations, parking enhancements and pylon sign upgrades	31	Jun-22	12,550	5,250	10%

5	Wynnewood Village - Phase III	Dallas-Fort Worth-Arlington, TX	Relocation and expansion of existing Gambro Healthcare to 14K SF and Mi Doctor to 12K SF; remerchandise existing space with a 15K SF Kid's Empire and a 12K SF Five Below; and shopping center upgrades including façade renovations and parking enhancements	65	Jun-22	7,450	3,750	6%

6	Braes Heights	Houston-The Woodlands-Sugar Land, TX	Expansion of existing My Salon Suite to 14K SF; remerchandise shopping center with new relevant retailers; and shopping center upgrades including full center façade renovation, parking reconfiguration, pylon sign improvements and new landscaping	6	Jun-22	8,650	6,150	8%

7	Jester Village	Houston-The Woodlands-Sugar Land, TX	Recapture and redevelopment of former H-E-B and adjacent junior anchor vacancy with a 37K SF fitness tenant and additional retailers; and shopping center upgrades including façade and parking renovations	5	Jun-22	9,400	8,700	9%

8	Village at Mira Mesa - Phase II (4)	San Diego-Chula Vista-Carlsbad, CA	Raze existing 6K SF Firestone and 16K SF of outparcel buildings to accommodate construction of three retail and restaurant outparcels totaling 24K SF, including a 4K SF Mo-Mo-Paradise, a 4K SF Time Warner, a 2K SF Sunmerry Bakery and additional small shop space	36	Sep-22	12,650	8,700	7%

9	Venice Village	North Port-Sarasota-Bradenton, FL	Demolish and rebuild 30-year old 42K SF Publix with a 48K SF Publix prototype; right-size small shop GLA by 3K SF; shopping center upgrades include façade, landscaping and parking enhancements and sustainable features including LED lighting	18	Sep-22	9,450	3,700	10%

10	Stewart Plaza	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment and rightsize of existing Burlington Stores to 64K SF to accommodate addition of a 75K SF Floor & Décor; remerchandise additional small shop space with new relevant retailers; and shopping center upgrades including façade renovations, parking and pylon sign enhancements	13	Sep-22	15,150	8,500	10%

11	Westminster City Center	Denver-Aurora-Lakewood, CO	Relocation and expansion of existing Golf Galaxy to 43K SF in former Babies"R"Us location; backfill of former Golf Galaxy with an entertainment user; remerchandise former Dress Barn with a 9K SF Five Below; addition of a 6K SF Seo's Martial Arts; redevelopment of former Gordmans with a 25K SF buybuy Baby and an additional junior anchor retailer; and remerchandise existing outparcels with a 6K SF Sola Salon Suites and a 6K SF Hook & Reel	27	Dec-22	12,250	5,900	9%

12	Tyrone Gardens	Tampa-St. Petersburg-Clearwater, FL	Demolish 26K SF of underutilized retail space to accommodate construction of a 19K SF Crunch Fitness and additional retail space; and shopping center upgrades including façade renovations and sidewalk and landscaping improvements	16	Dec-22	6,350	250	9%

13	Speedway Super Center - Phase II	Indianapolis-Carmel-Anderson, IN	Redevelopment and rightsize of existing Kohl's to 60K SF to accommodate additional retailers; combine small shop spaces for a 12K SF Department of Motor Vehicles; and shopping center upgrades including façade renovations and parking and lighting enhancements	66	Dec-22	7,700	4,250	10%

14	Fox Run	Washington-Arlington-Alexandria, DC-VA-MD-WV	Redevelopment of former Kmart and Peebles with a 38K SF Big Lots, a 19K SF Planet Fitness, an 18K SF additional junior anchor, a 10K SF Ulta, a 9K SF Five Below and additional retailers; construction of two stand-alone outparcel buildings and one multi-tenant building; and shopping center upgrades including new pylon signage, landscaping and parking enhancements	30	Dec-22	21,100	12,450	8%

15	Old Bridge Gateway	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of former Modell's Sporting Goods and adjacent retail space with a 38K SF grocer; lease-up of additional small shop space; and shopping center upgrades, including façade renovations, landscaping and parking reconfiguration	23	Dec-22	10,850	7,900	7%

Supplemental Disclosure - Three Months Ended September 30, 2021	Page 23

REDEVELOPMENT SUMMARY
Dollars in thousands

						Net	Gross	Expected
				Property	Stabilization	Estimated	Costs	NOI
	Property Name	MSA	Project Description	Acreage	Quarter	Costs (1)	to Date	Yield (1)

16	Jones Plaza	Houston-The Woodlands-Sugar Land, TX	Relocation and expansion of existing Aaron's to 14K SF to accommodate a 15K SF La Michoacana Meat Market grocer; and shopping center upgrades including façade renovations	9	Dec-22	2,150	1,200	15%

17	Marco Town Center	Naples-Marco Island, FL	Remerchandise existing small shop spaces and extensive shopping center upgrades including façade, landscaping, lighting and signage enhancements, parking reconfiguration and common area improvements including addition of outdoor dining patios and gathering areas	10	Sep-23	11,550	8,050	10%

18	Pointe Orlando - Phase I	Orlando-Kissimmee-Sanford, FL	Remerchandise existing small shop retail with relevant retailers including an 11K SF Hampton Social and a 4K SF Hopdoddy Burger Bar; rebranding and reconfiguration of the center; and extensive shopping center upgrades including façade, landscaping and lighting upgrades and common area enhancements including public seating areas, addition of digital directories and kiosks and improved pedestrian plazas	17	Dec-23	32,700	23,900	8%

19	Wynnewood Village - Phase IV	Dallas-Fort Worth-Arlington, TX	Ground-up construction of a large-format retail use	65	Dec-23	6,500	1,250	9%

20	Shops at Palm Lakes	Miami-Fort Lauderdale-Pompano Beach, FL	Redevelopment of former Kmart for multiple retailers including a 41K SF LA Fitness, a 24K SF dd's Discounts and construction of multi-tenant outparcel developments; and shopping center upgrades including façade renovation, updates to storm water drainage and landscaping and new signage and lighting	27	Sep-24	33,650	14,250	7%

	TOTAL IN PROCESS REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$291,100	$182,650	9%

				Property	Stabilization		Net Project	NOI
	Property Name	MSA	Project Description	Acreage	Quarter		Costs (1,5)	Yield (1,5,)
STABILIZED REDEVELOPMENTS
	Projects Stabilized During The Three Months Ended September 30, 2021
1	Cudahy Plaza	Los Angeles-Long Beach-Anaheim, CA	Redevelopment of former Kmart with a 40K SF Chuze Fitness, a 25K SF Burlington Stores and additional retailers; and shopping center upgrades including façade renovations and new pylon signage	9	Sep-21		$17,150	7%

2	Western Hills Plaza	Cincinnati, OH-KY-IN	Demolish former Sears to accommodate construction of a 15K SF Old Navy, an 11K SF Ulta, a 4K SF Spectrum and a 2K SF Tropical Smoothie Cafe; construction of a multi-tenant outparcel building including a 3K SF Buff City Soap, a 3K SF Chicken Salad Chick and a 3K SF Sleep Outfitters; and shopping center upgrades including façade renovations, new pylon signage, landscaping and parking enhancements	33	Sep-21		13,100	11%

	Projects Stabilized During The Six Months Ended June 30, 2021
3	Roseville Center	Minneapolis-St. Paul-Bloomington, MN-WI	Demolish 26K SF of retail space to accommodate a 25K SF ALDI; reconfigure remaining underutilized small shop space; and shopping center upgrades including façade renovations, parking reconfiguration and common area enhancements	6	Jun-21		6,800	9%
4	Collegetown Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of former Kmart with a 40K SF Big Lots, a 25K SF LIDL and a 22K SF Ross Dress for Less; construction of multiple outparcel buildings; and shopping center upgrades, including façade renovations, parking reconfiguration, and pylon sign and lighting enhancements	23	Mar-21		15,550	8%
	TOTAL STABILIZED REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE						$52,600	9%

(1) Represents gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) Net project costs exclude $0.3 million of project specific credits (lease termination fees or other ancillary credits).
(3) Expected NOI yield includes amounts anticipated to be received as part of an executed tax increment financing (TIF) agreement, which may not fully materialize until after the expected stabilization date.
(4) Net project costs exclude $1.5 million of project specific credits (lease termination fees or other ancillary credits).
(5) Net project costs and NOI yields may vary from those previously disclosed due to final project reconciliations.

Due to COVID-19, there is inherent uncertainty as it relates to the Company's redevelopment projects, specifically with respect to expected project scopes, expected stabilization dates and expected NOI yields.

The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, that the net estimated costs or expected NOI yields will be the amounts shown or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

Supplemental Disclosure - Three Months Ended September 30, 2021	Page 24

FUTURE REDEVELOPMENT OPPORTUNITIES

	Property Name	MSA	Project Description

MAJOR REDEVELOPMENTS
1	University Mall	Sacramento--Roseville--Arden-Arcade, CA	Extensive repositioning and reconfiguration with experiential retailers, densification of site, potential residential component
2	Village at Mira Mesa - Phase III	San Diego-Carlsbad, CA	Redevelopment of existing anchor space for multiple retailers and potential residential rental component
3	Superior Marketplace	Boulder, CO	Redevelopment and repositioning of shopping center with multiple retailers, restaurants and/or multi-family or hospitality users
4	Mall at 163rd Street	Miami-Fort Lauderdale-West Palm Beach, FL	Extensive redevelopment and repositioning of shopping center, densification of site, reconfiguration of existing retail space
5	Pointe Orlando - Phase II	Orlando-Kissimmee-Sanford, FL	Redevelopment, densification and rebranding for multiple retailers, hospitality, and/or entertainment users
6	Northeast Plaza (1)	Atlanta-Sandy Springs-Roswell, GA	Redevelopment and repositioning of shopping center including potential residential component
7	Westridge Court	Chicago-Naperville-Elgin, IL-IN-WI	Redevelopment of existing retail space to create entertainment / restaurant destination
8	Arborland Center	Ann Arbor, MI	Redevelopment and repositioning of shopping center, densification of site
9	Richfield Hub	Minneapolis-St. Paul-Bloomington, MN-WI	Redevelopment and repositioning of shopping center, densification of site
10	Kings Park Plaza	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of shopping center to leverage proximity to area transit, remerchandise with multiple retailers, potential multi-family component
11	Rockland Plaza	New York-Newark-Jersey City, NY-NJ-PA	Extensive redevelopment and repositioning of shopping center, multiple outparcel developments
12	Three Village Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of shopping center to leverage proximity to area transit, remerchandise with multiple retailers, potential multi-family component
13	Plymouth Square Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment and remerchandising of shopping center
14	Roosevelt Mall - Future Phases	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Extensive repositioning and reconfiguration, densification of site
15	Market Plaza	Dallas-Fort Worth-Arlington, TX	Extensive redevelopment and repositioning of shopping center, remerchandise with multiple retailers
16	Preston Park Village	Dallas-Fort Worth-Arlington, TX	Repurpose, assemble and reposition for national retail merchandise mix, densification of site, enhancement of common areas
17	Wynnewood Village - Future Phases	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center, densification of site

MINOR REDEVELOPMENTS
1	Springdale - Phase IV	Mobile, AL	Densification of site, including a multi-tenant outparcel development
2	Venetian Isle Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL	Redevelopment of existing anchor space for new anchor prototype, potential outparcel development
3	East Port Plaza	Port St. Lucie, FL	Redevelopment of existing anchor space for new anchor prototype
4	Mansell Crossing	Atlanta-Sandy Springs-Roswell, GA	Densification of site, including multi-tenant outparcel development
5	The Village at Mableton	Atlanta-Sandy Springs-Roswell, GA	Redevelopment of existing anchor space for multiple retailers
6	Northside	Dalton, GA	Reposition of former anchor which may include site densification with addition of outparcel pad development
7	WaterTower Plaza	Worcester, MA-CT	Reposition of former anchor with major grocery tenant and spec space
8	Delta Center (1)	Lansing-East Lansing, MI	Redevelopment of existing anchor space for multiple retailers
9	Capitol Shopping Center	Concord, NH	Redevelopment of existing anchor space for multiple retailers
10	Dalewood I, II & III Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Remerchandise with relevant uses, façade renovation and enhancement of common areas
11	Middletown Plaza	New York-Newark-Jersey City, NY-NJ-PA	Reposition of former anchor outparcel and peripheral façade renovation
12	Morris Hills Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Densification of site, including multi-tenant outparcel development, potential multi-family component
13	Bristol Park	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor space, inline shop space and façade renovation
14	Valley Fair	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Reposition of former anchor and façade renovation
15	Hillcrest Market Place	Spartanburg, SC	Redevelopment of existing anchor space for multiple retailers, potential outparcel development, enhancement of common areas

(1) Indicates project added to the pipeline during the three months ended September 30, 2021.

The Company has identified potential future reinvestment opportunities at the properties listed above. Many of these opportunities are, or will soon be, in preliminary planning phases and as such, may not ultimately become active reinvestments. Proceeding with these reinvestments could be subject to factors outside of the Company’s control which could delay, suspend or defer the expected opportunity or timing of execution. While the Company believes that these projects are likely to become active in the near-term, it should be noted that this list will fluctuate as projects become active, or are suspended or otherwise rescheduled. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended
December 31, 2020.

Supplemental Disclosure - Three Months Ended September 30, 2021	Page 25

>	PORTFOLIO SUMMARY

Supplemental Disclosure
Three Months Ended September 30, 2021

PORTFOLIO OVERVIEW
Dollars in thousands, except per square foot amounts

		As of:
		9/30/21	6/30/21	3/31/21	12/31/20	9/30/20

Number of properties		386	389	389	393	395
GLA		67,712,852	67,982,996	68,278,376	68,852,305	69,391,717
Percent billed		88.2%	88.1%	87.8%	87.8%	88.0%
Percent leased		91.5%	91.1%	90.8%	90.7%	91.2%
TOTAL ≥ 10,000 SF		94.2%	94.0%	93.8%	93.8%	94.4%
TOTAL < 10,000 SF		85.7%	84.8%	84.2%	83.8%	84.3%
ABR		$888,875	$880,335	$875,388	$875,925	$882,718
ABR PSF		$15.25	$15.12	$15.05	$14.93	$14.86

PORTFOLIO BY UNIT SIZE AS OF 9/30/21
	Number of Units	GLA	Percent of GLA	Percent Billed	Percent Leased	ABR	ABR PSF
≥ 35,000 SF	432	24,612,316	36.3%	93.4%	95.5%	$222,287	$10.67
20,000 - 34,999 SF	512	13,443,967	19.9%	90.0%	93.8%	139,087	11.16
10,000 - 19,999 SF	628	8,598,984	12.7%	87.3%	90.9%	110,373	14.51
5,000 - 9,999 SF	1,121	7,728,279	11.4%	83.0%	87.4%	119,965	18.58
< 5,000 SF	6,287	13,329,306	19.7%	80.7%	84.8%	297,163	27.16
TOTAL	8,980	67,712,852	100.0%	88.2%	91.5%	$888,875	$15.25

TOTAL ≥ 10,000 SF	1,572	46,655,267	68.9%	91.3%	94.2%	$471,747	$11.53
TOTAL < 10,000 SF	7,408	21,057,585	31.1%	81.5%	85.7%	417,128	23.98

Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended September 30, 2021	Page 27

PORTFOLIO COMPOSITION

ESSENTIAL, HYBRID AND OTHER RETAIL / SERVICES

Percent of Portfolio Leased GLA

NATIONAL / REGIONAL AND LOCAL TENANTS (1)

Percent of Portfolio Leased GLA

ANCHOR AND SMALL SHOP TENANTS

Percent of Portfolio Leased GLA

(1) Franchise locations are categorized as National / Regional.

Percent of Portfolio ABR

Percent of Portfolio ABR

Percent of Portfolio ABR

Definitions

Essential:	Businesses deemed necessary for day-to-day living
Examples: Grocery, pharmacy, general merchandise (discount)
Hybrid:	Businesses deemed necessary for day-to-day living, but operating in a moderated capacity, and businesses deemed necessary for day-to-day living in many, but not all jurisdictions
Examples: Restaurants, medical offices, electronics
Other Retail / Services:	Businesses deemed non-essential for day-to-day living
Examples: Apparel, fitness, entertainment

Definitions

National / Regional:	Multi-state operators or single-state operators with 20 or more locations; state agencies and government offices
Local:	Single-state operators with fewer than 20 locations

•98% of 3Q21 billed base rent collected for National / Regional tenants and 94% of 3Q21 billed base rent collected for Local tenants as of 10/26/21

•99% of 3Q21 billed base rent collected for Anchor tenants and 96% of 3Q21 billed base rent collected for Small Shop tenants as of 10/26/21

Supplemental Disclosure - Three Months Ended September 30, 2021	Page 28

\

MERCHANDISE MIX COMPOSITION
Dollars in thousands

Essential = 34% of ABR	Hybrid = 25% of ABR	Other Retail / Services = 41% of ABR

Essential / Hybrid = 59% of ABR	~70% of shopping centers are grocery-anchored

			As of 10/26/21
Merchandise Mix	ABR	Percent of ABR	Percent of 2Q20, 3Q20 and 4Q20 Billed Base Rent Collected	Percent of 1Q21 Billed Base Rent Collected	Percent of 2Q21 Billed Base Rent Collected	Percent of 3Q21 Billed Base Rent Collected

ESSENTIAL	$298,220	34%	99%	99%	99%	99%
Grocery / Pharmacy	139,700	16%	100%	100%	100%	100%
General Merchandise (Discount / Dollar)	34,035	4%	99%	100%	100%	99%
Financial services	25,045	3%	100%	100%	100%	99%
Pet	25,034	3%	100%	99%	99%	100%
Medical (essential)	21,889	2%	99%	99%	100%	100%
Home improvement	15,457	2%	99%	100%	100%	100%
Mail / Shipping and Other services	14,802	2%	97%	97%	97%	98%
Other Essential	12,754	1%	100%	100%	100%	100%
Auto	9,504	1%	100%	100%	99%	97%

HYBRID	$221,508	25%	93%	95%	96%	97%
Restaurants	130,537	15%	90%	92%	95%	95%
Electronics & Appliance	26,940	3%	98%	99%	99%	98%
Medical (hybrid)	23,870	2%	98%	99%	100%	99%
Hobby & Crafts	17,173	2%	98%	99%	99%	100%
Liquor	8,919	1%	100%	100%	100%	99%
Other Hybrid Services	8,109	1%	99%	99%	99%	98%
Other Hybrid Retail	5,960	1%	91%	96%	97%	96%

OTHER RETAIL / SERVICES	$369,147	41%	89%	93%	96%	96%
Other Services	61,815	7%	92%	94%	96%	94%
Off-Price Apparel	59,385	7%	98%	100%	100%	99%
Fitness / Sports	48,751	5%	71%	87%	91%	94%
Value Apparel, Shoes, Accessories	44,149	5%	89%	95%	97%	98%
Home Décor	41,266	4%	95%	100%	100%	99%
General Merchandise (Department, Gift, etc.)	33,264	4%	95%	97%	97%	97%
Other Retail	33,028	4%	97%	99%	100%	100%
Health & Beauty	25,413	3%	95%	96%	98%	97%
Entertainment	22,076	2%	54%	49%	76%	84%

TOTAL (1)	$888,875	100%	94%	96%	97%	97%

Rent deferrals, abatements and retro billing adjustments			4%	2%	1%	1%

	Total addressed billed base rent		98%	98%	98%	98%

Supplemental Disclosure - Three Months Ended September 30, 2021	Page 29

TOP FORTY RETAILERS RANKED BY ABR
Dollars in thousands, except per square foot amounts
	Retailer	Owned Leases (1)	Leased GLA	Percent of GLA	ABR	Percent of ABR	ABR PSF
1	The TJX Companies, Inc. (2)	86	2,616,139	3.9%	$30,832	3.5%	$11.79
2	The Kroger Co. (3)	45	3,051,735	4.5%	22,673	2.6%	7.43
3	Burlington Stores, Inc.	31	1,494,936	2.2%	16,260	1.8%	10.88
4	Dollar Tree Stores, Inc. (4)	126	1,464,461	2.2%	16,213	1.8%	11.07
5	Publix Super Markets, Inc.	30	1,339,750	2.0%	13,554	1.5%	10.12
6	Ross Stores, Inc (5)	36	959,060	1.4%	11,742	1.3%	12.24
7	L.A Fitness International, LLC	15	618,290	0.9%	11,451	1.3%	18.52
8	Ahold Delhaize (6)	20	1,059,637	1.6%	11,273	1.3%	10.64
9	PetSmart, Inc.	27	612,511	0.9%	9,305	1.0%	15.19
10	Albertson's Companies, Inc (7)	13	740,399	1.1%	8,977	1.0%	12.12

		429	13,956,918	20.7%	152,280	17.1%	10.91

11	Big Lots, Inc.	36	1,188,448	1.8%	8,373	0.9%	7.05
12	PETCO Animal Supplies, Inc. (8)	32	437,078	0.6%	7,758	0.9%	17.75
13	Ulta Beauty, Inc.	29	325,398	0.5%	7,445	0.8%	22.88
14	Kohl's Corporation	12	914,585	1.4%	7,253	0.8%	7.93
15	Party City Holdco Inc.	32	464,729	0.7%	6,804	0.8%	14.64
16	The Michaels Companies, Inc.	23	522,247	0.8%	6,543	0.7%	12.53
17	Five Below, Inc.	38	342,306	0.5%	6,449	0.7%	18.84
18	Staples, Inc.	24	496,575	0.7%	6,206	0.7%	12.50
19	Bed Bath & Beyond, Inc. (9)	23	553,560	0.8%	6,101	0.7%	11.02
20	Office Depot, Inc. (10)	21	459,486	0.7%	5,320	0.6%	11.58

		699	19,661,330	29.2%	220,532	24.7%	11.22

21	Best Buy Co., Inc.	11	437,660	0.6%	5,275	0.6%	12.05
22	DICK's Sporting Goods, Inc. (11)	10	384,141	0.6%	5,126	0.6%	13.34
23	CVS Health	15	222,799	0.3%	4,900	0.6%	21.99
24	JOANN Stores, Inc.	21	415,255	0.6%	4,775	0.5%	11.50
25	Hobby Lobby Stores, Inc.	12	671,397	1.0%	4,675	0.5%	6.96
26	JP Morgan Chase & Co.	28	100,343	0.1%	4,565	0.5%	45.49
27	Wal-Mart Stores, Inc. (12)	11	1,194,064	1.8%	4,552	0.5%	3.81
28	Harbor Freight Tools	24	413,648	0.6%	4,253	0.5%	10.28
29	The Home Depot, Inc.	5	428,868	0.6%	4,136	0.5%	9.64
30	Gap, Inc. (13)	13	215,422	0.3%	4,132	0.5%	19.18
31	Designer Brands Inc. (DSW)	13	256,901	0.4%	4,113	0.5%	16.01
32	AMC Entertainment	4	200,955	0.3%	3,579	0.4%	17.81
33	Sally Beauty Holdings, Inc. (14)	88	158,144	0.2%	3,578	0.4%	22.62
34	Wakefern Food Corporation (15)	5	267,832	0.4%	3,573	0.4%	13.34
35	Bank of America, NA	25	87,063	0.1%	3,495	0.4%	40.14
36	Rainbow Shops	34	252,722	0.4%	3,418	0.4%	13.52
37	Southeastern Grocers (16)	9	438,360	0.6%	3,312	0.4%	7.56
38	Regal Entertainment Group (17)	3	156,549	0.2%	3,223	0.4%	20.59
39	Giant Eagle, Inc	3	242,946	0.4%	3,164	0.4%	13.02
40	Mattress Firm, Inc.	24	151,124	0.2%	3,129	0.4%	20.70

	TOTAL TOP 40 RETAILERS	1,057	26,357,523	38.9%	$301,505	34.1%	$11.44

(1) Includes only locations which are owned or guaranteed by the parent company.		(7) Includes Vons-3, Acme-2, Jewel-Osco-2, Tom Thumb-2, Albertsons-1, El Rancho (sublease)-1,				(13) Includes Old Navy-11 and Gap Factory-2.
(2) Includes T.J. Maxx-35, Marshalls-34, HomeGoods-15, HomeSense-1 and Sierra Trading Post-1.		Shop & Save Market-1, and Star Market-1.				(14) Includes Sally Beauty-80, Cosmoprof-7 and Macon Beauty Systems-1.
(3) Includes Kroger-33, King Soopers-4, Harris Teeter-2, Ralphs-2, Dillons-1, Food 4 Less-1,		(8) Includes PETCO-31 and Unleashed-1.				(15) Includes ShopRite-3 and PriceRite-2.
Pay Less-1 and Pick 'N Save-1.		(9) Includes Bed Bath & Beyond-14, Harmon Face Values-4, buybuy Baby-3,				(16) Includes Winn-Dixie-6, BI-LO-1, Fresco y Más-1 and Harveys-1.
(4) Includes Dollar Tree-110, Family Dollar-15 and Deal$-1.		and Cost Plus World Market (sublease)-2.				(17) Includes Regal Cinemas-2 and United Artist Theatres-1.
(5) Includes Ross Dress for Less-32 and dd's Discounts-4.		(10) Includes Office Depot-11 and OfficeMax-10.
(6) Includes Giant Food-6, Super Stop & Shop-6, Food Lion-4, Bottom Dollar Food-1, Hannaford-1,		(11) Includes DICK'S Sporting Goods-6 and Golf Galaxy-4.
Stop & Shop-1, and Tops Market-1.		(12) Includes Supercenters-7, Discount Stores-2, and Walmart Neighborhood Market-2.
Excludes 4 leases that are signed but not commenced and subject to non-disclosure agreements with a retailer aggregating 161,083 SF and $2.8 million of ABR. In combination with commenced leases, the retailer's total GLA and ABR is 243,761 SF and $4.8 million, respectively.

Supplemental Disclosure - Three Months Ended September 30, 2021	Page 30

NEW & RENEWAL LEASE SUMMARY
Dollars in thousands, except per square foot amounts
					Tenant Improvements and Allowances PSF	Third Party Leasing Commissions PSF	Weighted Average Lease Term (years)	Comparable Only
	Leases	GLA	New ABR	New ABR PSF				Leases	GLA	New ABR PSF	Old ABR PSF	Rent Spread
	TOTAL - NEW, RENEWAL & OPTION LEASES
Three months ended 9/30/21	386	2,770,003	$40,269	$14.54	$3.23	$1.43	6.0	285	2,352,283	$14.22	$12.85	10.7%
Three months ended 6/30/21	396	2,275,255	37,423	16.45	4.75	2.06	6.1	304	1,893,136	15.89	14.45	10.0%
Three months ended 3/31/21	392	2,130,048	35,558	16.69	4.59	1.60	5.6	309	1,717,603	16.94	15.88	6.7%
Three months ended 12/31/20	346	2,213,791	31,175	14.08	4.28	1.16	5.4	274	1,905,747	13.76	12.81	7.4%
TOTAL - TWELVE MONTHS ENDED 9/30/21	1,520	9,389,097	$144,425	$15.38	$4.16	$1.56	5.8	1,172	7,868,769	$15.10	$13.89	8.7%

	NEW & RENEWAL LEASES ONLY
Three months ended 9/30/21	332	1,719,493	$28,570	$16.62	$5.20	$2.31	6.6	231	1,301,773	$16.70	$14.87	12.3%
Three months ended 6/30/21	361	1,566,061	30,040	19.18	6.91	2.99	6.5	269	1,183,942	19.17	17.32	10.7%
Three months ended 3/31/21	355	1,409,570	26,461	18.77	6.94	2.42	6.0	272	997,125	20.05	18.73	7.0%
Three months ended 12/31/20	298	1,363,267	22,466	16.48	6.95	1.88	5.6	226	1,055,223	16.60	15.37	8.0%
TOTAL - TWELVE MONTHS ENDED 9/30/21	1,346	6,058,391	$107,537	$17.75	$6.44	$2.42	6.2	998	4,538,063	$18.06	$16.47	9.7%

NEW LEASES
Three months ended 9/30/21	161	745,712	$13,001	$17.43	$9.62	$5.28	8.2	60	327,992	$18.82	$14.90	26.3%
Three months ended 6/30/21	163	700,175	13,639	19.48	14.44	6.45	9.3	75	328,891	19.93	16.64	19.8%
Three months ended 3/31/21	140	654,505	11,164	17.06	14.37	5.16	8.7	60	252,511	19.18	15.95	20.3%
Three months ended 12/31/20	138	560,349	9,709	17.33	15.79	4.54	8.0	67	258,887	18.68	15.33	21.9%
TOTAL - TWELVE MONTHS ENDED 9/30/21	602	2,660,741	$47,513	$17.86	$13.36	$5.40	8.6	262	1,168,281	$19.18	$15.71	22.1%

RENEWAL LEASES
Three months ended 9/30/21	171	973,781	$15,569	$15.99	$1.82	$0.04	5.3	171	973,781	$15.99	$14.86	7.6%
Three months ended 6/30/21	198	865,886	16,401	18.94	0.81	0.20	4.3	194	855,051	18.88	17.59	7.3%
Three months ended 3/31/21	215	755,065	15,297	20.26	0.50	0.05	3.6	212	744,614	20.34	19.67	3.4%
Three months ended 12/31/20	160	802,918	12,757	15.89	0.78	0.02	3.9	159	796,336	15.92	15.38	3.5%
TOTAL - TWELVE MONTHS ENDED 9/30/21	744	3,397,650	$60,024	$17.67	$1.02	$0.08	4.4	736	3,369,782	$17.67	$16.74	5.6%

OPTION LEASES
Three months ended 9/30/21	54	1,050,510	$11,699	$11.14	$—	$—	5.0	54	1,050,510	$11.14	$10.35	7.6%
Three months ended 6/30/21	35	709,194	7,383	10.41	—	—	5.0	35	709,194	10.41	9.64	8.0%
Three months ended 3/31/21	37	720,478	9,097	12.63	—	—	5.0	37	720,478	12.63	11.93	5.9%
Three months ended 12/31/20	48	850,524	8,709	10.24	—	—	4.9	48	850,524	10.24	9.64	6.2%
TOTAL - TWELVE MONTHS ENDED 9/30/21	174	3,330,706	$36,888	$11.08	$—	$—	5.0	174	3,330,706	$11.08	$10.36	6.9%

LEASES BY ANCHOR AND SMALL SHOP	Three Months Ended 9/30/21						Twelve Months Ended 9/30/21
	% of Leases	GLA	% of GLA	% of ABR	New ABR PSF	Rent Spread (1)	% of Leases	GLA	% of GLA	% of ABR	New ABR PSF	Rent Spread (1)
Anchor Leases (≥ 10,000 SF)
Total - New, Renewal & Option Leases	17%	1,837,134	66%	49%	$10.67	9.7%	14%	5,794,234	62%	44%	$10.90	6.6%
New & Renewal Leases Only	12%	911,368	53%	37%	11.64	12.3%	10%	2,820,083	47%	32%	12.36	7.2%
New Leases	10%	336,843	45%	31%	12.03	34.5%	10%	1,199,045	45%	31%	12.35	26.5%
Renewal Leases	15%	574,525	59%	42%	11.42	4.9%	10%	1,621,038	48%	33%	12.37	1.2%
Option Leases	48%	925,766	88%	77%	9.72	6.9%	47%	2,974,151	89%	77%	9.52	6.0%
Small Shop Leases (< 10,000 SF)
Total - New, Renewal & Option Leases	83%	932,869	34%	51%	$22.14	11.8%	86%	3,594,863	38%	56%	$22.61	10.8%
New & Renewal Leases Only	88%	808,125	47%	63%	22.22	12.3%	90%	3,238,308	53%	68%	22.45	10.9%
New Leases	90%	408,869	55%	69%	21.89	20.1%	90%	1,461,696	55%	69%	22.38	19.9%
Renewal Leases	85%	399,256	41%	58%	22.56	9.6%	90%	1,776,612	52%	67%	22.50	7.9%
Option Leases	52%	124,744	12%	23%	21.64	9.6%	53%	356,555	11%	23%	24.07	9.9%

(1) Comparable leases only.
Excludes leases signed for terms of less than one year.
ABR PSF includes the GLA of lessee-owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended September 30, 2021	Page 31

NEW LEASE NET EFFECTIVE RENT & LEASES SIGNED BUT NOT YET COMMENCED
Dollars in thousands, except per square foot amounts

NEW LEASE NET EFFECTIVE RENT
	Twelve Months Ended	Three Months Ended
	9/30/21	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20
NEW LEASES
Weighted average over lease term:
Base rent	$ 19.12	$ 18.53	$ 21.04	$ 18.15	$ 18.64	$ 17.32
Tenant improvements and allowances	(1.70)	(1.35)	(1.80)	(1.76)	(1.97)	(1.37)
Third party leasing commissions	(0.59)	(0.57)	(0.70)	(0.55)	(0.52)	(0.49)
NET EFFECTIVE RENT BEFORE TENANT SPECIFIC LANDLORD WORK	16.83	16.61	18.54	15.84	16.15	15.46
Tenant specific landlord work (1)	(1.38)	(1.35)	(1.83)	(1.31)	(0.92)	(0.46)
NET EFFECTIVE RENT	$ 15.45	$ 15.26	$ 16.71	$ 14.53	$ 15.23	$ 15.00
Net effective rent before tenant specific landlord work /
base rent	88%	90%	88%	87%	87%	89%
Net effective rent / base rent	81%	82%	79%	80%	82%	87%
Weighted average term (years)	8.6	8.2	9.3	8.7	8.0	9.7

PERCENT OF TOTAL NET EFFECTIVE RENT BY ANCHOR AND SMALL SHOP
≥ 10,000 SF	29%	29%	30%	32%	22%	55%
< 10,000 SF	71%	71%	70%	68%	78%	45%

LEASES SIGNED BUT NOT YET COMMENCED (2)
As of 9/30/21:	Leases	GLA	ABR	ABR PSF
≥ 10,000 SF	57	1,400,546	$ 18,176	$ 12.98
< 10,000 SF	320	1,002,700	25,339	25.27
TOTAL	377	2,403,246	$ 43,515	$ 18.11

(1) Represents base building costs funded through tenant allowances.
(2) Signed but not commenced population represents approximately 350 basis points of total portfolio GLA, 20 basis points of which represents leases on space that will be vacated by existing tenants in the near term.
ABR PSF includes the GLA of lessee-owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended September 30, 2021	Page 32

LEASE EXPIRATION SCHEDULE

ASSUMES NO EXERCISE OF RENEWAL OPTIONS

	TOTAL PORTFOLIO						SPACES ≥ 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	323	738,723	1.2%	1.4%	$17.38	$17.38	4	54,254	0.1%	0.1%	$10.69	$10.69	319	684,469	3.8%	2.9%	$17.91	$17.91
2021	197	1,168,165	1.9%	1.5%	11.24	11.24	22	683,555	1.6%	1.0%	6.85	6.85	175	484,610	2.7%	2.0%	17.43	17.43
2022	1,208	6,751,701	10.9%	10.4%	13.73	13.75	151	4,010,137	9.0%	7.7%	9.10	9.09	1,057	2,741,564	15.2%	13.4%	20.51	20.56
2023	1,113	6,942,504	11.2%	11.6%	14.87	15.03	170	4,507,739	10.3%	10.1%	10.55	10.57	943	2,434,765	13.5%	13.4%	22.88	23.29
2024	1,108	8,924,795	14.4%	13.1%	13.01	13.24	185	6,498,655	14.8%	13.1%	9.53	9.55	923	2,426,140	13.4%	13.0%	22.32	23.13
2025	875	7,523,414	12.1%	11.6%	13.66	13.96	176	5,451,979	12.4%	12.0%	10.39	10.45	699	2,071,435	11.5%	11.1%	22.27	23.21
2026	849	7,447,639	12.0%	11.9%	14.15	14.68	183	5,530,180	12.6%	12.5%	10.63	10.76	666	1,917,459	10.6%	11.2%	24.30	25.98
2027	513	5,167,854	8.3%	8.2%	14.15	15.52	124	3,873,436	8.8%	9.2%	11.22	12.09	389	1,294,418	7.2%	7.1%	22.94	25.80
2028	336	2,946,406	4.8%	5.3%	16.10	17.63	74	2,102,194	4.8%	5.2%	11.72	12.40	262	844,212	4.7%	5.5%	26.99	30.66
2029	354	3,779,306	6.1%	6.3%	14.77	16.40	102	2,938,982	6.7%	7.2%	11.57	12.54	252	840,324	4.7%	5.2%	25.98	29.91
2030	285	2,956,784	4.8%	4.9%	14.65	16.24	72	2,232,740	5.1%	5.1%	10.70	11.44	213	724,044	3.9%	4.7%	26.82	31.03
2031+	637	7,638,500	12.3%	13.8%	16.10	18.44	197	6,047,156	13.8%	16.8%	13.08	14.65	440	1,591,344	8.8%	10.5%	27.59	32.85

ASSUMES EXERCISE OF ALL RENEWAL OPTIONS (1)

	TOTAL PORTFOLIO						SPACES ≥ 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	323	738,723	1.2%	1.4%	$17.38	$17.38	4	54,254	0.1%	0.1%	$10.69	$10.69	319	684,469	3.8%	2.9%	$17.91	$17.91
2021	187	993,624	1.6%	1.3%	11.23	11.23	18	531,284	1.2%	0.7%	6.05	6.05	169	462,340	2.6%	1.9%	17.17	17.17
2022	980	3,713,286	6.0%	6.3%	15.23	15.26	73	1,506,591	3.4%	2.7%	8.50	8.48	907	2,206,695	12.2%	10.5%	19.83	19.89
2023	813	2,876,302	4.6%	5.9%	18.47	18.81	55	1,091,267	2.5%	2.5%	10.97	11.04	758	1,785,035	9.9%	9.9%	23.05	23.56
2024	741	2,685,502	4.3%	5.3%	17.39	18.00	42	1,063,309	2.4%	2.4%	10.43	10.50	699	1,622,193	9.0%	8.5%	21.95	22.92
2025	530	2,206,239	3.6%	4.4%	17.60	18.35	40	946,726	2.2%	2.2%	11.04	11.18	490	1,259,513	7.0%	6.8%	22.53	23.74
2026	500	2,272,540	3.7%	4.4%	17.09	18.25	42	1,097,291	2.5%	2.4%	10.11	10.32	458	1,175,249	6.5%	6.6%	23.60	25.64
2027	388	2,146,243	3.5%	4.0%	16.67	18.66	52	1,152,720	2.6%	2.7%	10.90	12.05	336	993,523	5.5%	5.6%	23.36	26.33
2028	296	1,542,965	2.5%	3.2%	18.43	20.54	33	761,056	1.7%	1.9%	11.78	12.68	263	781,909	4.3%	4.7%	24.89	28.19
2029	290	1,462,838	2.4%	3.0%	18.08	20.47	34	689,383	1.6%	1.7%	11.87	13.17	256	773,455	4.3%	4.4%	23.61	26.97
2030	266	1,758,713	2.8%	3.0%	15.06	17.08	41	1,053,796	2.4%	2.2%	10.00	10.93	225	704,917	3.9%	3.8%	22.62	26.29
2031+	2,484	39,588,816	63.8%	57.8%	12.98	16.60	1,026	33,983,330	77.4%	78.5%	10.90	13.81	1,458	5,605,486	31.0%	34.4%	25.58	33.49

(1) ABR for leases whose future option rent is based on fair market value or on a percentage change in CPI is reported as the ABR for the last year of the current lease term.
ABR PSF includes the GLA of lessee-owned leasehold improvements.

LEASE RETENTION RATE AT NATURAL EXPIRATION
				By Count	By GLA
Twelve Months Ended 9/30/21				72.9%	80.7%

Supplemental Disclosure - Three Months Ended September 30, 2021	Page 33

PROPERTIES BY LARGEST US MSAs
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	Largest US MSAs by 2020 Population	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	New York-Newark-Jersey City, NY-NJ-PA	26	3,183,987	85.5%	93.9%	$64,571	$22.09	6.7%	4.7%	7.3%
2	Los Angeles-Long Beach-Anaheim, CA	10	1,706,226	96.6%	97.7%	35,598	23.46	2.6%	2.5%	4.0%
3	Chicago-Naperville-Elgin, IL-IN-WI	14	3,491,786	77.6%	80.0%	38,996	14.68	3.6%	5.2%	4.4%
4	Dallas-Fort Worth-Arlington, TX	12	2,515,979	86.2%	88.7%	39,813	18.06	3.1%	3.7%	4.5%
5	Houston-The Woodlands-Sugar Land, TX	28	3,782,019	91.0%	93.7%	45,334	13.21	7.3%	5.6%	5.1%
6	Washington-Arlington-Alexandria, DC-VA-MD-WV	3	468,481	59.6%	85.3%	5,858	15.20	0.8%	0.7%	0.7%
7	Miami-Fort Lauderdale-Pompano Beach, FL	9	1,466,177	77.4%	87.0%	20,329	16.17	2.3%	2.2%	2.3%
8	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	23	4,205,547	88.2%	90.8%	63,189	19.12	6.0%	6.2%	7.1%
9	Atlanta-Sandy Springs-Alpharetta, GA	22	3,327,861	87.8%	91.5%	35,798	12.14	5.7%	4.9%	4.0%
10	Phoenix-Mesa-Chandler, AZ	0	—	—	—	—	—	—	—	—
	Top 10 Largest US MSAs by Population	147	24,148,063	85.9%	90.1%	349,486	16.94	38.1%	35.7%	39.4%

11	Boston-Cambridge-Newton, MA-NH	6	724,145	91.8%	93.8%	9,112	13.41	1.6%	1.1%	1.0%
12	San Francisco-Oakland-Berkeley, CA	2	506,994	97.4%	99.0%	11,962	29.47	0.5%	0.7%	1.3%
13	Riverside-San Bernardino-Ontario, CA	4	502,149	84.3%	90.2%	8,544	21.86	1.0%	0.7%	1.0%
14	Detroit-Warren-Dearborn, MI	8	1,436,631	86.9%	91.9%	15,808	13.04	2.1%	2.1%	1.8%
15	Seattle-Tacoma-Bellevue, WA	0	—	—	—	—	—	—	—	—
16	Minneapolis-St. Paul-Bloomington, MN-WI	9	1,290,598	91.0%	92.5%	16,020	14.56	2.3%	1.9%	1.8%
17	San Diego-Chula Vista-Carlsbad, CA	3	646,187	91.1%	98.1%	14,797	23.85	0.8%	1.0%	1.7%
18	Tampa-St. Petersburg-Clearwater, FL	11	1,778,193	88.0%	90.5%	25,061	16.25	2.8%	2.6%	2.8%
19	Denver-Aurora-Lakewood, CO	6	1,316,148	86.7%	95.9%	17,319	14.75	1.6%	1.9%	1.9%
20	St. Louis, MO-IL	2	209,036	95.5%	95.5%	2,125	10.82	0.5%	0.3%	0.2%
	Top 20 Largest US MSAs by Population	198	32,558,144	86.7%	91.0%	470,234	16.82	51.3%	48.0%	52.9%

21	Baltimore-Columbia-Towson, MD	0	—	—	—	—	—	—	—	—
22	Charlotte-Concord-Gastonia, NC-SC	6	1,560,356	93.0%	93.4%	16,442	12.45	1.6%	2.3%	1.8%
23	Orlando-Kissimmee-Sanford, FL	5	802,048	85.3%	86.4%	15,780	22.99	1.3%	1.2%	1.8%
24	San Antonio-New Braunfels, TX	0	—	—	—	—	—	—	—	—
25	Portland-Vancouver-Hillsboro, OR-WA	0	—	—	—	—	—	—	—	—
26	Sacramento-Roseville-Folsom, CA	1	105,531	33.1%	33.1%	982	28.12	0.3%	0.2%	0.1%
27	Las Vegas-Henderson-Paradise, NV	0	—	—	—	—	—	—	—	—
28	Pittsburgh, PA	1	202,349	100.0%	100.0%	2,120	11.81	0.3%	0.3%	0.2%
29	Austin-Round Rock-Georgetown, TX	1	170,605	96.0%	96.0%	2,115	12.91	0.3%	0.3%	0.2%
30	Cincinnati, OH-KY-IN	7	1,858,571	92.0%	94.7%	23,664	17.22	1.8%	2.7%	2.7%
31	Kansas City, MO-KS	4	608,649	93.1%	94.1%	4,787	8.49	1.0%	0.9%	0.5%
32	Columbus, OH	3	434,804	89.8%	92.7%	4,202	11.13	0.8%	0.6%	0.5%
33	Indianapolis-Carmel-Anderson, IN	2	726,319	85.1%	89.7%	7,440	11.60	0.5%	1.1%	0.8%
34	Cleveland-Elyria, OH	3	795,777	83.1%	84.3%	8,777	13.18	0.8%	1.2%	1.0%

Supplemental Disclosure - Three Months Ended September 30, 2021	Page 34

PROPERTIES BY LARGEST US MSAs
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	Largest US MSAs by 2020 Population	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
35	San Jose-Sunnyvale-Santa Clara, CA	0	—	—	—	—	—	—	—	—
36	Nashville-Davidson--Murfreesboro--Franklin, TN	4	798,262	96.5%	98.5%	9,690	12.33	1.0%	1.2%	1.1%
37	Virginia Beach-Norfolk-Newport News, VA-NC	1	150,300	97.7%	97.7%	2,884	21.69	0.3%	0.2%	0.3%
38	Providence-Warwick, RI-MA	0	—	—	—	—	—	—	—	—
39	Jacksonville, FL	3	690,893	94.3%	98.5%	7,419	11.30	0.8%	1.0%	0.8%
40	Milwaukee-Waukesha, WI	4	566,998	83.3%	84.2%	5,510	11.54	1.0%	0.8%	0.6%
41	Oklahoma City, OK	0	—	—	—	—	—	—	—	—
42	Raleigh-Cary, NC	2	290,937	79.2%	95.7%	4,020	14.56	0.5%	0.4%	0.5%
43	Memphis, TN-MS-AR	1	649,252	93.4%	95.5%	9,785	16.36	0.3%	1.0%	1.1%
44	Richmond, VA	2	229,840	94.8%	96.4%	3,548	16.02	0.5%	0.3%	0.4%
45	New Orleans-Metairie, LA	0	—	—	—	—	—	—	—	—
46	Louisville/Jefferson County, KY-IN	4	700,232	94.0%	94.7%	7,308	11.32	1.0%	1.0%	0.8%
47	Salt Lake City, UT	0	—	—	—	—	—	—	—	—
48	Hartford-East Hartford-Middletown, CT	3	584,167	82.1%	82.4%	8,272	17.19	0.8%	0.9%	0.9%
49	Buffalo-Cheektowaga, NY	0	—	—	—	—	—	—	—	—
50	Birmingham-Hoover, AL	0	—	—	—	—	—	—	—	—
	Top 50 Largest US MSAs by Population	255	44,484,034	87.6%	91.2%	614,979	16.09	66.2%	65.7%	69.0%

	MSAs Ranked 51 - 100 by Population	49	8,576,473	89.7%	91.9%	99,134	13.28	12.7%	12.7%	11.2%

	Other MSAs	82	14,652,345	89.4%	92.3%	174,762	13.87	21.1%	21.6%	19.8%

TOTAL		386	67,712,852	88.2%	91.5%	$888,875	$15.25	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended September 30, 2021	Page 35

LARGEST MSAs BY ABR
Dollars in thousands, except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	New York-Newark-Jersey City, NY-NJ-PA	1	26	3,183,987	85.5%	93.9%	$64,571	$22.09	6.7%	4.7%	7.3%
2	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	8	23	4,205,547	88.2%	90.8%	63,189	19.12	6.0%	6.2%	7.1%
3	Houston-The Woodlands-Sugar Land, TX	5	28	3,782,019	91.0%	93.7%	45,334	13.21	7.3%	5.6%	5.1%
4	Dallas-Fort Worth-Arlington, TX	4	12	2,515,979	86.2%	88.7%	39,813	18.06	3.1%	3.7%	4.5%
5	Chicago-Naperville-Elgin, IL-IN-WI	3	14	3,491,786	77.6%	80.0%	38,996	14.68	3.6%	5.2%	4.4%
6	Atlanta-Sandy Springs-Alpharetta, GA	9	22	3,327,861	87.8%	91.5%	35,798	12.14	5.7%	4.9%	4.0%
7	Los Angeles-Long Beach-Anaheim, CA	2	10	1,706,226	96.6%	97.7%	35,598	23.46	2.6%	2.5%	4.0%
8	Tampa-St. Petersburg-Clearwater, FL	18	11	1,778,193	88.0%	90.5%	25,061	16.25	2.8%	2.6%	2.8%
9	Cincinnati, OH-KY-IN	30	7	1,858,571	92.0%	94.7%	23,664	17.22	1.8%	2.7%	2.7%
10	Miami-Fort Lauderdale-Pompano Beach, FL	7	9	1,466,177	77.4%	87.0%	20,329	16.17	2.3%	2.2%	2.3%
	10 Largest MSAs by ABR	—	162	27,316,346	86.9%	90.5%	392,353	16.94	41.9%	40.3%	44.2%

11	Denver-Aurora-Lakewood, CO	19	6	1,316,148	86.7%	95.9%	17,319	14.75	1.6%	1.9%	1.9%
12	Charlotte-Concord-Gastonia, NC-SC	22	6	1,560,356	93.0%	93.4%	16,442	12.45	1.6%	2.3%	1.8%
13	Minneapolis-St. Paul-Bloomington, MN-WI	16	9	1,290,598	91.0%	92.5%	16,020	14.56	2.3%	1.9%	1.8%
14	Detroit-Warren-Dearborn, MI	14	8	1,436,631	86.9%	91.9%	15,808	13.04	2.1%	2.1%	1.8%
15	Orlando-Kissimmee-Sanford, FL	23	5	802,048	85.3%	86.4%	15,780	22.99	1.3%	1.2%	1.8%
16	San Diego-Chula Vista-Carlsbad, CA	17	3	646,187	91.1%	98.1%	14,797	23.85	0.8%	1.0%	1.7%
17	Naples-Marco Island, FL	139	4	780,327	83.5%	93.2%	13,325	18.79	1.0%	1.2%	1.5%
18	San Francisco-Oakland-Berkeley, CA	12	2	506,994	97.4%	99.0%	11,962	29.47	0.5%	0.7%	1.3%
19	Ann Arbor, MI	149	3	820,327	85.1%	89.8%	11,726	16.04	0.8%	1.2%	1.3%
20	Vallejo, CA	122	1	519,223	92.2%	92.5%	10,083	21.18	0.3%	0.8%	1.1%
	20 Largest MSAs by ABR	—	209	36,995,185	87.4%	91.2%	535,615	16.95	54.2%	54.6%	60.2%

21	Binghamton, NY	196	4	751,572	95.6%	95.6%	9,882	13.75	1.0%	1.1%	1.1%
22	Memphis, TN-MS-AR	43	1	649,252	93.4%	95.5%	9,785	16.36	0.3%	1.0%	1.1%
23	North Port-Sarasota-Bradenton, FL	67	5	734,750	85.3%	95.8%	9,717	13.91	1.3%	1.1%	1.1%
24	Nashville-Davidson--Murfreesboro--Franklin, TN	36	4	798,262	96.5%	98.5%	9,690	12.33	1.0%	1.2%	1.1%
25	Allentown-Bethlehem-Easton, PA-NJ	70	3	829,432	95.0%	96.1%	9,566	13.24	0.8%	1.2%	1.1%
26	Port St. Lucie, FL	112	5	688,049	87.9%	88.7%	9,213	15.21	1.3%	1.0%	1.0%
27	Boston-Cambridge-Newton, MA-NH	11	6	724,145	91.8%	93.8%	9,112	13.41	1.6%	1.1%	1.0%
28	Cleveland-Elyria, OH	34	3	795,777	83.1%	84.3%	8,777	13.18	0.8%	1.2%	1.0%
29	Riverside-San Bernardino-Ontario, CA	13	4	502,149	84.3%	90.2%	8,544	21.86	1.0%	0.7%	1.0%
30	Hartford-East Hartford-Middletown, CT	48	3	584,167	82.1%	82.4%	8,272	17.19	0.8%	0.9%	0.9%
31	Indianapolis-Carmel-Anderson, IN	33	2	726,319	85.1%	89.7%	7,440	11.60	0.5%	1.1%	0.8%
32	Jacksonville, FL	39	3	690,893	94.3%	98.5%	7,419	11.30	0.8%	1.0%	0.8%
33	Louisville/Jefferson County, KY-IN	46	4	700,232	94.0%	94.7%	7,308	11.32	1.0%	1.0%	0.8%
34	Norwich-New London, CT	186	2	433,532	91.3%	91.8%	6,486	16.50	0.5%	0.6%	0.7%
35	New Haven-Milford, CT	68	4	487,795	82.7%	82.7%	5,913	14.66	1.0%	0.7%	0.7%

Supplemental Disclosure - Three Months Ended September 30, 2021	Page 36

LARGEST MSAs BY ABR
Dollars in thousands, except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
36	Washington-Arlington-Alexandria, DC-VA-MD-WV	6	3	468,481	59.6%	85.3%	5,858	15.20	0.8%	0.7%	0.7%
37	Greensboro-High Point, NC	76	1	406,768	98.7%	98.7%	5,784	14.40	0.3%	0.6%	0.7%
38	Poughkeepsie-Newburgh-Middletown, NY	88	3	399,379	98.0%	100.0%	5,762	14.65	0.8%	0.6%	0.6%
39	Worcester, MA-CT	58	3	515,320	83.6%	84.7%	5,615	16.00	0.8%	0.8%	0.6%
40	Milwaukee-Waukesha, WI	40	4	566,998	83.3%	84.2%	5,510	11.54	1.0%	0.8%	0.6%
41	Wilmington, NC	167	2	379,107	90.4%	92.9%	5,495	15.77	0.5%	0.6%	0.6%
42	College Station-Bryan, TX	183	3	433,832	91.9%	94.3%	5,441	16.05	0.8%	0.6%	0.6%
43	Scranton--Wilkes-Barre, PA	101	2	619,139	90.8%	91.6%	5,286	23.72	0.5%	0.9%	0.6%
44	Kansas City, MO-KS	31	4	608,649	93.1%	94.1%	4,787	8.49	1.0%	0.9%	0.5%
45	Oxnard-Thousand Oaks-Ventura, CA	72	2	320,372	82.0%	84.7%	4,614	17.72	0.5%	0.5%	0.5%
46	Dayton-Kettering, OH	74	2	351,898	96.9%	96.9%	4,614	13.84	0.5%	0.5%	0.5%
47	Winston-Salem, NC	87	3	437,561	81.6%	81.6%	4,527	13.38	0.8%	0.6%	0.5%
48	Boulder, CO	156	1	278,419	95.2%	95.6%	4,479	16.91	0.3%	0.4%	0.5%
49	Mobile, AL	127	1	429,636	74.1%	84.8%	4,379	12.29	0.3%	0.6%	0.5%
50	Columbus, OH	32	3	434,804	89.8%	92.7%	4,202	11.13	0.8%	0.6%	0.5%
	50 Largest MSAs by ABR	—	299	53,741,874	87.8%	91.3%	739,092	16.03	77.6%	79.2%	82.9%

51	Manchester-Nashua, NH	132	2	228,850	97.0%	97.7%	4,116	19.35	0.5%	0.3%	0.5%
52	Greenville-Anderson, SC	60	2	220,723	98.8%	100.0%	4,108	19.05	0.5%	0.3%	0.5%
53	Fresno, CA	55	1	255,149	99.0%	99.0%	4,036	15.97	0.3%	0.4%	0.5%
54	Raleigh-Cary, NC	42	2	290,937	79.2%	95.7%	4,020	14.56	0.5%	0.4%	0.5%
55	Charleston-North Charleston, SC	73	2	498,871	83.2%	83.4%	3,977	9.69	0.5%	0.7%	0.4%
56	Panama City, FL	252	2	397,492	93.6%	97.6%	3,943	10.17	0.5%	0.6%	0.4%
57	Spartanburg, SC	158	1	360,277	72.3%	74.3%	3,730	14.48	0.3%	0.5%	0.4%
58	Bakersfield, CA	62	1	240,068	94.7%	97.8%	3,597	15.61	0.3%	0.4%	0.4%
59	Richmond, VA	44	2	229,840	94.8%	96.4%	3,548	16.02	0.5%	0.3%	0.4%
60	Hilton Head Island-Bluffton, SC	203	2	231,952	95.5%	97.5%	3,540	15.65	0.5%	0.3%	0.4%
61	Cape Coral-Fort Myers, FL	75	1	281,394	91.0%	93.1%	3,471	13.61	0.3%	0.4%	0.4%
62	Atlantic City-Hammonton, NJ	188	1	179,199	91.8%	93.1%	3,226	19.34	0.3%	0.3%	0.4%
63	Des Moines-West Des Moines, IA	82	2	495,948	86.4%	94.1%	3,077	6.59	0.5%	0.7%	0.3%
64	Greenville, NC	238	1	233,153	94.3%	95.5%	3,065	13.77	0.3%	0.3%	0.3%
65	Springfield, MA	84	2	322,068	88.2%	95.1%	3,036	13.50	0.5%	0.5%	0.3%
66	Virginia Beach-Norfolk-Newport News, VA-NC	37	1	150,300	97.7%	97.7%	2,884	21.69	0.3%	0.2%	0.3%
67	Pittsfield, MA	330	1	188,444	96.4%	96.4%	2,854	15.71	0.3%	0.3%	0.3%
68	Savannah, GA	138	2	221,381	96.8%	96.8%	2,775	12.95	0.5%	0.3%	0.3%
69	Bridgeport-Stamford-Norwalk, CT	59	1	161,075	97.3%	97.3%	2,600	16.59	0.3%	0.2%	0.3%
70	Roanoke, VA	164	2	313,340	94.4%	94.4%	2,489	10.51	0.5%	0.5%	0.3%
71	Hickory-Lenoir-Morganton, NC	147	2	284,984	93.5%	93.9%	2,435	9.10	0.5%	0.4%	0.3%

Supplemental Disclosure - Three Months Ended September 30, 2021	Page 37

LARGEST MSAs BY ABR
Dollars in thousands, except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
72	Altoona, PA	343	1	266,512	87.4%	87.4%	2,430	10.54	0.3%	0.4%	0.3%
73	Elkhart-Goshen, IN	220	1	211,680	78.5%	89.5%	2,428	12.81	0.3%	0.3%	0.3%
74	Duluth, MN-WI	171	1	183,087	96.2%	96.2%	2,355	13.37	0.3%	0.3%	0.3%
75	Dover, DE	237	1	191,974	96.5%	97.3%	2,192	11.74	0.3%	0.3%	0.2%
76	St. Louis, MO-IL	20	2	209,036	95.5%	95.5%	2,125	10.82	0.5%	0.3%	0.2%
77	Pittsburgh, PA	28	1	202,349	100.0%	100.0%	2,120	11.81	0.3%	0.3%	0.2%
78	Austin-Round Rock-Georgetown, TX	29	1	170,605	96.0%	96.0%	2,115	12.91	0.3%	0.3%	0.2%
79	Manhattan, KS	322	1	214,898	99.2%	99.5%	2,106	15.82	0.3%	0.3%	0.2%
80	Trenton-Princeton, NJ	148	1	160,969	42.6%	90.7%	2,094	14.34	0.3%	0.2%	0.2%
81	Flint, MI	134	1	164,632	96.4%	96.4%	2,077	13.17	0.3%	0.2%	0.2%
82	Concord, NH	280	1	191,887	92.7%	92.7%	2,049	11.80	0.3%	0.3%	0.2%
83	Santa Maria-Santa Barbara, CA	123	1	179,549	68.5%	88.9%	1,940	13.23	0.3%	0.3%	0.2%
84	Saginaw, MI	231	1	184,735	98.0%	98.0%	1,932	10.68	0.3%	0.3%	0.2%
85	Greeneville, TN	481	1	224,139	96.4%	96.4%	1,930	9.13	0.3%	0.3%	0.2%
86	Tulsa, OK	54	1	186,851	100.0%	100.0%	1,920	10.28	0.3%	0.3%	0.2%
87	Rutland, VT	542	1	223,314	90.0%	90.0%	1,902	9.69	0.3%	0.3%	0.2%
88	Crestview-Fort Walton Beach-Destin, FL	170	1	158,118	98.4%	98.4%	1,880	12.08	0.3%	0.2%	0.2%
89	California-Lexington Park, MD	354	1	92,335	100.0%	100.0%	1,827	19.79	0.3%	0.1%	0.2%
90	Portland-South Portland, ME	106	1	287,513	94.8%	94.8%	1,810	17.37	0.3%	0.4%	0.2%
91	Fort Wayne, IN	133	1	150,227	87.3%	93.5%	1,773	16.00	0.3%	0.2%	0.2%
92	Columbus, IN	425	1	142,989	83.2%	100.0%	1,729	12.09	0.3%	0.2%	0.2%
93	Syracuse, NY	92	1	123,404	100.0%	100.0%	1,727	13.99	0.3%	0.2%	0.2%
94	Toledo, OH	94	1	289,105	83.8%	83.8%	1,712	12.57	0.3%	0.4%	0.2%
95	Tucson, AZ	53	1	165,350	67.1%	67.1%	1,591	14.33	0.3%	0.2%	0.2%
96	Deltona-Daytona Beach-Ormond Beach, FL	86	1	182,054	97.8%	97.8%	1,571	8.83	0.3%	0.3%	0.2%
97	Durham-Chapel Hill, NC	91	1	97,226	100.0%	100.0%	1,567	16.12	0.3%	0.1%	0.2%
98	Ithaca, NY	383	1	204,405	84.0%	84.0%	1,561	9.96	0.3%	0.3%	0.2%
99	London, KY	292	1	165,826	99.0%	99.0%	1,553	9.46	0.3%	0.2%	0.2%
100	Muskegon, MI	248	1	104,600	88.4%	96.2%	1,538	15.29	0.3%	0.2%	0.2%
	100 Largest MSAs by ABR	—	362	64,856,688	88.3%	91.7%	865,173	15.49	93.8%	95.8%	97.3%

	Other MSAs	—	24	2,856,164	87.6%	87.9%	23,702	9.64	6.2%	4.2%	2.7%

TOTAL		—	386	67,712,852	88.2%	91.5%	$888,875	$15.25	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended September 30, 2021	Page 38

PROPERTIES BY STATE
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	State	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	Florida	48	8,084,887	86.3%	91.3%	$113,109	$15.65	12.4%	11.9%	12.7%
2	California	27	5,073,763	91.1%	94.2%	97,406	22.04	7.0%	7.5%	11.0%
3	Texas	45	6,987,102	89.6%	92.1%	93,868	15.08	11.7%	10.3%	10.6%
4	New York	28	3,569,928	89.0%	95.3%	66,836	20.13	7.3%	5.3%	7.5%
5	Pennsylvania	26	4,998,492	89.3%	91.2%	64,680	17.19	6.7%	7.4%	7.3%
6	North Carolina	20	4,033,255	91.4%	93.1%	44,906	12.65	5.2%	6.0%	5.1%
7	New Jersey	16	2,826,449	86.4%	91.9%	42,703	17.57	4.1%	4.2%	4.8%
8	Georgia	28	4,026,601	88.9%	92.1%	42,073	11.65	7.3%	5.9%	4.7%
9	Illinois	15	3,579,632	77.8%	80.2%	39,557	14.47	3.9%	5.3%	4.5%
10	Michigan	16	2,973,800	88.0%	91.9%	35,248	13.47	4.1%	4.4%	4.0%
11	Ohio	15	3,043,414	88.7%	91.0%	35,164	14.79	3.9%	4.5%	4.0%
12	Connecticut	11	1,792,065	85.3%	85.5%	24,368	15.95	2.8%	2.6%	2.7%
13	Tennessee	8	1,849,963	95.5%	97.1%	22,965	12.97	2.1%	2.7%	2.6%
14	Colorado	7	1,594,567	88.2%	95.8%	21,798	15.15	1.8%	2.4%	2.5%
15	Massachusetts	10	1,507,783	89.1%	91.7%	18,559	15.26	2.6%	2.2%	2.1%
16	Minnesota	10	1,473,685	91.6%	93.0%	18,375	14.40	2.6%	2.2%	2.1%
17	Kentucky	7	1,683,265	94.9%	95.4%	17,688	12.22	1.8%	2.5%	2.0%
18	South Carolina	7	1,311,823	85.0%	86.2%	15,355	13.84	1.8%	1.9%	1.7%
19	Indiana	6	1,363,242	85.3%	92.2%	14,764	12.13	1.6%	2.0%	1.6%
20	Virginia	7	1,016,604	85.9%	89.5%	10,921	13.04	1.7%	1.6%	1.2%
21	New Hampshire	5	662,931	93.1%	93.9%	8,223	13.54	1.2%	1.0%	0.9%
22	Maryland	3	427,934	71.5%	91.8%	6,852	18.07	0.8%	0.6%	0.8%
23	Wisconsin	4	566,998	83.3%	84.2%	5,510	11.54	1.0%	0.8%	0.6%
24	Missouri	5	655,984	94.5%	95.5%	5,422	8.83	1.3%	1.0%	0.6%
25	Alabama	1	429,636	74.1%	84.8%	4,379	12.29	0.3%	0.6%	0.5%
26	Kansas	2	376,599	95.4%	95.5%	3,596	12.88	0.5%	0.6%	0.4%
27	Iowa	2	495,948	86.4%	94.1%	3,077	6.59	0.5%	0.7%	0.3%
28	Delaware	1	191,974	96.5%	97.3%	2,192	11.74	0.3%	0.3%	0.2%
29	West Virginia	2	251,500	90.0%	90.0%	2,058	9.09	0.5%	0.4%	0.2%
30	Oklahoma	1	186,851	100.0%	100.0%	1,920	10.28	0.3%	0.3%	0.2%
31	Vermont	1	223,314	90.0%	90.0%	1,902	9.69	0.3%	0.3%	0.2%
32	Maine	1	287,513	94.8%	94.8%	1,810	17.37	0.3%	0.4%	0.2%
33	Arizona	1	165,350	67.1%	67.1%	1,591	14.33	0.3%	0.2%	0.2%

TOTAL		386	67,712,852	88.2%	91.5%	$888,875	$15.25	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended September 30, 2021	Page 39

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

1	Springdale	Mobile	AL	Mobile, AL	2004	429,636	84.8%	$4,379	$12.29	Sam's Club*	Bed Bath & Beyond, Big Lots, Burke's Outlet, Burlington Stores, Conn's HomePlus, Cost Plus World Market, Crunch Fitness, David's Bridal, Fresenius Medical Care, Marshalls, Michaels, Shoe Station	-
2	Northmall Centre	Tucson	AZ	Tucson, AZ	1996	165,350	67.1%	1,591	14.34	Sam's Club*	CareMore, Defy-Tucson	-
3	Bakersfield Plaza	Bakersfield	CA	Bakersfield, CA	1970	240,068	97.8%	3,597	15.61	Lassens Natural Foods & Vitamins	AMC Theatres, Burlington Stores, Five Below, In Shape Fitness, Ross Dress for Less	Hobby Lobby
4	Carmen Plaza	Camarillo	CA	Oxnard-Thousand Oaks-Ventura, CA	2000	128,897	66.4%	2,354	29.82	Trader Joe's*	CVS, Harbor Freight Tools	-
5	Plaza Rio Vista	Cathedral	CA	Riverside-San Bernardino-Ontario, CA	2005	75,415	94.5%	1,406	22.14	Stater Bros.	-	-
6	Cudahy Plaza	Cudahy	CA	Los Angeles-Long Beach-Anaheim, CA	2021	123,149	95.1%	2,662	22.72	-	Big Lots, Burlington Stores, Chuze Fitness	-
7	University Mall	Davis	CA	Sacramento-Roseville-Folsom, CA	1964	105,531	33.1%	982	28.12	Trader Joe's	-	-
8	Felicita Plaza	Escondido	CA	San Diego-Chula Vista-Carlsbad, CA	2001	98,594	97.0%	1,567	16.39	Vons (Albertsons)	Chuze Fitness	-
9	Felicita Town Center	Escondido	CA	San Diego-Chula Vista-Carlsbad, CA	1987	124,670	92.7%	2,825	24.46	Major Market, Trader Joe's	Rite Aid	-
10	Arbor - Broadway Faire (2)	Fresno	CA	Fresno, CA	1995	255,149	99.0%	4,036	15.98	Smart & Final Extra!	PetSmart, The Home Depot, United Artists Theatres	Dick's Sporting Goods
11	Lompoc Center	Lompoc	CA	Santa Maria-Santa Barbara, CA	1960	179,549	88.9%	1,940	13.23	ALDI	Boot Barn, Five Below, Harbor Freight Tools, Marshalls, Michaels, Ulta	-
12	Briggsmore Plaza	Modesto	CA	Modesto, CA	1998	92,315	96.5%	1,253	14.92	Grocery Outlet	dd's Discounts (Ross), Sears Outlet	In Shape Fitness
13	Montebello Plaza	Montebello	CA	Los Angeles-Long Beach-Anaheim, CA	1974	284,331	100.0%	6,213	22.44	Albertsons	Best Buy, CVS, Five Below, Kohl's, Ross Dress for Less	-
14	California Oaks Center	Murrieta	CA	Riverside-San Bernardino-Ontario, CA	1990	124,481	100.0%	2,278	18.88	Barons Market	Crunch Fitness, Dollar Tree	-
15	Pacoima Center	Pacoima	CA	Los Angeles-Long Beach-Anaheim, CA	1995	202,773	100.0%	2,390	11.79	Food 4 Less (Kroger)	Ross Dress for Less, Target	-
16	Metro 580	Pleasanton	CA	San Francisco-Oakland-Berkeley, CA	1996	177,573	100.0%	2,898	35.31	-	Kohl's, Party City	Walmart
17	Rose Pavilion	Pleasanton	CA	San Francisco-Oakland-Berkeley, CA	2019	329,421	98.5%	9,064	27.99	99 Ranch Market, Trader Joe's	CVS, Macy's Home Store, Restoration Hardware, Total Wine & More	-
18	Puente Hills Town Center	Rowland Heights	CA	Los Angeles-Long Beach-Anaheim, CA	1984	258,685	89.3%	5,829	25.24	-	Marshalls, Planet Fitness	-
19	Ocean View Plaza	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1990	169,963	99.2%	5,384	31.94	Ralphs (Kroger), Trader Joe's	Crunch Fitness, CVS	-
20	Plaza By The Sea	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1976	48,697	100.0%	1,313	26.96	Stater Bros.	-	-
21	Village at Mira Mesa (3)	San Diego	CA	San Diego-Chula Vista-Carlsbad, CA	2021	422,923	99.9%	10,405	25.42	Sprouts Farmers Market, Vons (Albertsons)	BevMo, Burlington Stores, CVS, Marshalls, Michaels, Mira Mesa Lanes	-
22	San Dimas Plaza	San Dimas	CA	Los Angeles-Long Beach-Anaheim, CA	1986	164,757	98.0%	3,885	24.06	Smart & Final Extra!	Harbor Freight Tools, T.J.Maxx	-
23	Bristol Plaza	Santa Ana	CA	Los Angeles-Long Beach-Anaheim, CA	2003	111,403	100.0%	3,233	29.61	Trader Joe's	Big Lots, Petco, Rite Aid	-
24	Gateway Plaza	Santa Fe Springs	CA	Los Angeles-Long Beach-Anaheim, CA	2002	289,268	100.0%	3,543	23.82	El Super, Walmart Supercenter	LA Fitness, Ross Dress for Less	Target
25	Santa Paula Center	Santa Paula	CA	Oxnard-Thousand Oaks-Ventura, CA	1995	191,475	97.0%	2,260	12.45	Vons (Albertsons)	Ace Hardware, Big Lots	-
26	Vail Ranch Center	Temecula	CA	Riverside-San Bernardino-Ontario, CA	2003	201,903	79.0%	2,750	25.21	Stater Bros.	Rite Aid	-
27	Country Hills Shopping Center	Torrance	CA	Los Angeles-Long Beach-Anaheim, CA	1977	53,200	100.0%	1,146	21.54	Ralphs (Kroger)	-	-
28	Upland Town Square	Upland	CA	Riverside-San Bernardino-Ontario, CA	1994	100,350	97.3%	2,110	21.61	Sprouts Farmers Market	-	-
29	Gateway Plaza - Vallejo (2)	Vallejo	CA	Vallejo, CA	2018	519,223	92.5%	10,083	21.18	Costco*	Bed Bath & Beyond, Century Theatres, DSW, LA Fitness, Marshalls, Michaels, OfficeMax, Party City, Petco, Ross Dress for Less, Ulta	Target
30	Arvada Plaza	Arvada	CO	Denver-Aurora-Lakewood, CO	1994	95,236	100.0%	808	8.48	King Soopers (Kroger)	Arc	-
31	Arapahoe Crossings	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	476,988	98.0%	7,051	15.23	King Soopers (Kroger)	2nd & Charles, AMC Theatres, Big Lots, Burlington Stores, buybuy BABY, Goldfish Swim School, Kohl's, Planet Fitness	-
32	Aurora Plaza	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	178,013	100.0%	2,081	12.10	King Soopers (Kroger)	Chuze Fitness, Gen X	-
33	Villa Monaco	Denver	CO	Denver-Aurora-Lakewood, CO	1978	121,101	95.9%	1,825	15.72	-	Chuze Fitness	-
34	Centennial Shopping Center	Englewood	CO	Denver-Aurora-Lakewood, CO	2013	113,682	90.6%	1,034	40.31	King Soopers (Kroger)	Pet Supplies Plus	-
35	Superior Marketplace	Superior	CO	Boulder, CO	1997	278,419	95.6%	4,479	16.91	Whole Foods Market, Costco*, SuperTarget*	Goldfish Swim School, Michaels, OfficeMax, PetSmart, Stickley Furniture, T.J.Maxx, Ulta	-
36	Westminster City Center (3)	Westminster	CO	Denver-Aurora-Lakewood, CO	2021	331,128	91.3%	4,520	14.96	-	Barnes & Noble, buybuy BABY, David's Bridal, Five Below, Golf Galaxy, JOANN, Kids Empire, Ross Dress for Less, Tile Shop, Ulta	-

Supplemental Disclosure - Three Months Ended September 30, 2021	Page 40

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

37	The Shoppes at Fox Run	Glastonbury	CT	Hartford-East Hartford-Middletown, CT	1974	106,498	93.0%	2,607	26.32	Whole Foods Market	Petco	-
38	Groton Square	Groton	CT	Norwich-New London, CT	1987	196,802	92.1%	2,385	13.16	Super Stop & Shop (Ahold Delhaize)	Kohl's	Walmart
39	Parkway Plaza	Hamden	CT	New Haven-Milford, CT	2006	72,353	95.2%	1,041	15.12	PriceRite (Wakefern)	-	The Home Depot
40	The Manchester Collection	Manchester	CT	Hartford-East Hartford-Middletown, CT	2001	327,775	74.6%	3,316	13.55	Walmart Supercenter*	Ashley Furniture, Bed Bath & Beyond, Cost Plus World Market, DSW, Edge Fitness, Frontera Grill, Hobby Lobby	Best Buy, The Home Depot, Walmart
41	Turnpike Plaza	Newington	CT	Hartford-East Hartford-Middletown, CT	2004	149,894	91.7%	2,349	17.08	Price Chopper	Dick's Sporting Goods	-
42	North Haven Crossing	North Haven	CT	New Haven-Milford, CT	1993	103,865	93.8%	1,643	16.86	-	Barnes & Noble, Dollar Tree, DSW, Five Below, Lumber Liquidators, PetSmart	-
43	Christmas Tree Plaza	Orange	CT	New Haven-Milford, CT	1996	132,791	69.6%	1,245	13.47	-	Christmas Tree Shops, Montana Nights Axe Throwing	-
44	Stratford Square	Stratford	CT	Bridgeport-Stamford-Norwalk, CT	1984	161,075	97.3%	2,600	16.59	-	LA Fitness, Marshalls	-
45	Torrington Plaza	Torrington	CT	Torrington, CT	1994	125,496	74.4%	1,097	11.76	-	JOANN, Staples, T.J.Maxx	-
46	Waterbury Plaza	Waterbury	CT	New Haven-Milford, CT	2000	178,786	80.8%	1,984	13.73	Super Stop & Shop (Ahold Delhaize)	Dollar Tree	Target
47	Waterford Commons	Waterford	CT	Norwich-New London, CT	2004	236,730	91.6%	4,101	19.36	-	Dick’s Sporting Goods, DSW, Michaels, Party City, Tractor Supply Co., Ulta	Best Buy, Raymour & Flanigan
48	North Dover Center	Dover	DE	Dover, DE	1989	191,974	97.3%	2,192	11.74	-	Bob's Discount Furniture, Hobby Lobby, Kirkland's, Party City, Staples, T.J.Maxx	-
49	Center of Bonita Springs	Bonita Springs	FL	Cape Coral-Fort Myers, FL	2014	281,394	93.1%	3,471	13.61	Publix	Anthony's Ladies Apparel, Bealls Outlet, Crunch Fitness, Naples Community Hospital, NewSouth Window Solutions, Old Time Pottery	-
50	Coastal Way - Coastal Landing	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2008	374,598	75.5%	3,931	17.87	-	Bed Bath & Beyond, Belk, HomeGoods, Marshalls, Michaels, Office Depot, Petco, Ulta	-
51	Clearwater Mall	Clearwater	FL	Tampa-St. Petersburg-Clearwater, FL	1973	300,929	94.2%	6,508	22.97	Costco*, SuperTarget*	Burlington Stores, David's Bridal, Five Below, Michaels, PetSmart, Ross Dress for Less, Tota Music & Theatre Conservatory	Lowe's
52	Coconut Creek Plaza	Coconut Creek	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2005	264,129	91.3%	3,654	15.14	Publix	Big Lots, Harvest Church, Off the Wall Trampoline, Planet Fitness, Wellmax Medical Center	-
53	Century Plaza Shopping Center	Deerfield Beach	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2006	90,483	85.8%	1,907	24.56	-	Broward County Library, CVS	-
54	Northgate Shopping Center	DeLand	FL	Deltona-Daytona Beach-Ormond Beach, FL	1993	182,054	97.8%	1,571	8.83	Publix	Big Lots, Planet Fitness, Tractor Supply Co.	-
55	Sun Plaza	Fort Walton Beach	FL	Crestview-Fort Walton Beach-Destin, FL	2004	158,118	98.4%	1,880	12.08	Publix	Bealls Outlet, Books-A-Million, Office Depot, T.J.Maxx	-
56	Normandy Square	Jacksonville	FL	Jacksonville, FL	1996	89,822	100.0%	885	10.14	Winn-Dixie (Southeastern Grocers)	Ace Hardware, Family Dollar	-
57	Regency Park Shopping Center	Jacksonville	FL	Jacksonville, FL	1985	330,567	97.4%	2,351	7.84	-	American Signature Furniture, Bealls Outlet, David's Bridal, Dollar Tree, Ollie's Bargain Outlet, Surplus Warehouse	-
58	Ventura Downs	Kissimmee	FL	Orlando-Kissimmee-Sanford, FL	2018	98,191	96.6%	1,842	19.42	-	Dollar Tree, LA Fitness	-
59	Marketplace at Wycliffe	Lake Worth	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2002	135,820	92.2%	2,403	19.54	Walmart Neighborhood Market	Walgreens	-
60	Venetian Isle Shopping Ctr	Lighthouse Point	FL	Miami-Fort Lauderdale-Pompano Beach, FL	1992	183,816	84.4%	1,791	11.93	Publix	Dollar Tree, Petco, Staples, T.J.Maxx	-
61	Marco Town Center (3)	Marco Island	FL	Naples-Marco Island, FL	2021	109,745	82.2%	2,130	23.94	Publix	-	-
62	Mall at 163rd Street	Miami	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2007	342,385	72.6%	3,422	14.17	Walmart Supercenter*	Citi Trends, Ross Dress for Less	The Home Depot
63	Shops at Palm Lakes (3)	Miami	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2021	211,590	98.1%	4,127	20.36	Fresco y Más (Southeastern Grocers)	dd's Discounts (Ross), LA Fitness, Ross Dress for Less	-
64	Freedom Square (3)	Naples	FL	Naples-Marco Island, FL	2021	211,839	84.6%	2,340	13.06	Publix	Burlington Stores, HomeGoods, Planet Fitness	-
65	Naples Plaza	Naples	FL	Naples-Marco Island, FL	2013	201,795	100.0%	3,834	19.33	Publix	Marshalls, Office Depot, PGA TOUR Superstore	-
66	Park Shore Plaza	Naples	FL	Naples-Marco Island, FL	2017	256,948	99.6%	5,021	20.69	The Fresh Market	Big Lots, Burlington Stores, HomeGoods, Party City, Saks OFF Fifth, Yard House	-
67	Chelsea Place	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	1992	81,144	100.0%	1,129	13.91	Publix	Zone Fitness Club	-
68	Presidential Plaza West	North Lauderdale	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2006	88,441	97.0%	1,059	12.34	Sedano's	Family Dollar	-
69	Colonial Marketplace	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1986	141,069	99.1%	2,545	18.20	-	Burlington Stores, LA Fitness	Target
70	Conway Crossing	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2002	76,321	94.1%	1,033	14.39	Publix	-	-
71	Hunter's Creek Plaza	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1998	72,683	98.2%	1,216	17.04	Seabra Foods	Office Depot	-
72	Pointe Orlando (3)	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2021	413,784	76.1%	9,144	29.66	-	Capital Grille, Cuba Libre, Hampton Social, Improv & Fat Fish Blue, Maggiano's Little Italy, Main Event, Regal Cinemas, Rodizio Grill	-

Supplemental Disclosure - Three Months Ended September 30, 2021	Page 41

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

73	Martin Downs Town Center	Palm City	FL	Port St. Lucie, FL	1996	64,546	100.0%	843	13.06	Publix	-	-
74	Martin Downs Village Center	Palm City	FL	Port St. Lucie, FL	1987	162,582	94.2%	2,996	20.12	-	Coastal Care, Walgreens	-
75	23rd Street Station	Panama City	FL	Panama City, FL	1995	98,827	90.3%	1,281	14.36	Publix	Pet Supplies Plus	-
76	Panama City Square	Panama City	FL	Panama City, FL	1989	298,665	100.0%	2,662	8.91	Walmart Supercenter	Big Lots, Harbor Freight Tools, HomeGoods, T.J.Maxx	-
77	East Port Plaza	Port St. Lucie	FL	Port St. Lucie, FL	1991	214,489	87.7%	2,581	13.72	Publix	Fortis Institute, Urban Air Adventure Park, Walgreens	-
78	Shoppes of Victoria Square	Port St. Lucie	FL	Port St. Lucie, FL	1990	95,186	100.0%	1,301	13.67	Winn-Dixie (Southeastern Grocers)	Dollar Tree	-
79	Lake St. Charles	Riverview	FL	Tampa-St. Petersburg-Clearwater, FL	1999	61,015	100.0%	748	13.12	Winn-Dixie (Southeastern Grocers)	-	-
80	Cobblestone Village	Royal Palm Beach	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2005	39,404	84.6%	708	21.25	SuperTarget*	The Zoo Health Club	-
81	Beneva Village Shoppes	Sarasota	FL	North Port-Sarasota-Bradenton, FL	2020	144,078	98.7%	2,665	18.74	Publix	Harbor Freight Tools, Pet Supermarket, Walgreens	-
82	Sarasota Village	Sarasota	FL	North Port-Sarasota-Bradenton, FL	1972	173,184	100.0%	2,161	12.79	Publix	Big Lots, Crunch Fitness, HomeGoods	-
83	Atlantic Plaza	Satellite Beach	FL	Palm Bay-Melbourne-Titusville, FL	2008	125,392	76.0%	1,400	14.70	Publix	Planet Fitness	-
84	Seminole Plaza	Seminole	FL	Tampa-St. Petersburg-Clearwater, FL	2020	156,718	98.4%	2,054	13.31	Sprouts Farmers Market	Bealls Outlet, Burlington Stores, T.J.Maxx	-
85	Cobblestone Village	St. Augustine	FL	Jacksonville, FL	2003	270,504	99.5%	4,183	15.54	Publix	Bealls, Bed Bath & Beyond, Michaels, Party City, Petco	-
86	Dolphin Village	St. Pete Beach	FL	Tampa-St. Petersburg-Clearwater, FL	1990	135,796	80.1%	1,794	16.48	Publix	CVS, Dollar Tree	-
87	Rutland Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	149,562	100.0%	1,457	9.74	Winn-Dixie (Southeastern Grocers)	Bealls Outlet, Big Lots	-
88	Tyrone Gardens (3)	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2021	195,214	87.4%	1,963	11.51	Winn-Dixie (Southeastern Grocers)	Big Lots, Chuck E. Cheese’s, Crunch Fitness	-
89	Downtown Publix	Stuart	FL	Port St. Lucie, FL	2000	151,246	72.2%	1,492	13.67	Publix	Flooring USA	-
90	Sunrise Town Center	Sunrise	FL	Miami-Fort Lauderdale-Pompano Beach, FL	1989	110,109	92.3%	1,258	12.38	Patel Brothers	Dollar Tree, LA Fitness	Walmart
91	Carrollwood Center	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	2002	92,678	100.0%	1,753	18.92	Publix	Rarehues	-
92	Ross Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1996	84,707	98.0%	1,342	16.17	-	Dollar Tree, Lumber Liquidators, Ross Dress for Less	-
93	Tarpon Mall	Tarpon Springs	FL	Tampa-St. Petersburg-Clearwater, FL	2003	145,832	96.9%	2,382	16.85	Publix	Petco, T.J.Maxx, Ulta	-
94	Venice Plaza	Venice	FL	North Port-Sarasota-Bradenton, FL	1999	132,345	98.8%	1,049	8.02	Winn-Dixie (Southeastern Grocers)	Lumber Liquidators, Pet Supermarket, T.J.Maxx	-
95	Venice Shopping Center	Venice	FL	North Port-Sarasota-Bradenton, FL	2000	109,801	87.3%	813	8.48	Publix	American Freight Furniture	-
96	Venice Village (3)	Venice	FL	North Port-Sarasota-Bradenton, FL	2021	175,342	92.4%	3,029	18.83	Publix	JOANN, Planet Fitness	-
97	Mansell Crossing	Alpharetta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1993	280,749	91.7%	3,483	18.11	-	Barnes & Noble, DSW, Macy's Furniture Gallery, REI, T.J.Maxx	Burlington Stores, buybuy BABY, HomeGoods, Michaels, Ross Dress for Less, Studio Movie Grill
98	Northeast Plaza	Atlanta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1952	445,042	92.1%	4,690	11.67	City Farmers Market	Buckhead Fight Club, dd's Discounts (Ross), Happy Land Dresses, NCG Cinemas	-
99	Augusta West Plaza	Augusta	GA	Augusta-Richmond County, GA-SC	2006	170,681	99.2%	1,418	8.38	-	At Home, Dollar Tree, Hibachi Grill & Supreme Buffet, Octapharma	-
100	Sweetwater Village	Austell	GA	Atlanta-Sandy Springs-Alpharetta, GA	1985	66,197	100.0%	571	8.63	Food Depot	Family Dollar	-
101	Vineyards at Chateau Elan	Braselton	GA	Atlanta-Sandy Springs-Alpharetta, GA	2002	79,047	98.2%	1,217	15.67	Publix	-	-
102	Conyers Plaza	Conyers	GA	Atlanta-Sandy Springs-Alpharetta, GA	2001	171,374	100.0%	2,349	13.71	Walmart Supercenter*	JOANN, PetSmart, Value Village	The Home Depot
103	Cordele Square	Cordele	GA	Cordele, GA	2002	127,953	85.4%	766	7.01	Harveys (Southeastern Grocers)	Belk, Citi Trends, Cordele Theatres	-
104	Salem Road Station	Covington	GA	Atlanta-Sandy Springs-Alpharetta, GA	2000	67,270	98.1%	798	12.10	Publix	-	-
105	Keith Bridge Commons	Cumming	GA	Atlanta-Sandy Springs-Alpharetta, GA	2002	94,886	95.1%	1,258	13.94	Kroger	-	-
106	Northside	Dalton	GA	Dalton, GA	2001	73,931	97.3%	639	8.88	-	Dollar Tree	-
107	Cosby Station	Douglasville	GA	Atlanta-Sandy Springs-Alpharetta, GA	1994	77,811	100.0%	935	12.02	Publix	-	-
108	Park Plaza	Douglasville	GA	Atlanta-Sandy Springs-Alpharetta, GA	1986	46,670	95.0%	759	17.19	Kroger*	-	-
109	Westgate	Dublin	GA	Dublin, GA	2004	104,794	93.2%	677	6.93	-	Big Lots, Citi Trends, Planet Fitness	The Home Depot
110	Venture Pointe	Duluth	GA	Atlanta-Sandy Springs-Alpharetta, GA	1995	155,172	100.0%	1,687	10.87	Costco*	American Signature Furniture, Ollie's Bargain Outlet, Studio Movie Grill	Big Lots
111	Banks Station	Fayetteville	GA	Atlanta-Sandy Springs-Alpharetta, GA	2006	178,871	98.1%	1,524	9.98	Food Depot	Staples	-

Supplemental Disclosure - Three Months Ended September 30, 2021	Page 42

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

112	Barrett Place	Kennesaw	GA	Atlanta-Sandy Springs-Alpharetta, GA	1992	218,818	100.0%	2,622	11.98	ALDI	Best Buy, Duluth Trading, Georgia Furniture Mart, Michaels, OfficeMax, PetSmart	-
113	Shops of Huntcrest	Lawrenceville	GA	Atlanta-Sandy Springs-Alpharetta, GA	2003	97,040	95.6%	1,325	14.28	Publix	-	-
114	Mableton Walk	Mableton	GA	Atlanta-Sandy Springs-Alpharetta, GA	1994	105,884	89.6%	1,471	15.50	Publix	-	-
115	The Village at Mableton	Mableton	GA	Atlanta-Sandy Springs-Alpharetta, GA	1959	229,013	56.0%	1,039	8.10	-	Dollar Tree, Ollie's Bargain Outlet, Planet Fitness	-
116	Marshalls at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1982	54,976	100.0%	604	10.99	-	Marshalls	-
117	New Chastain Corners	Marietta	GA	Atlanta-Sandy Springs-Alpharetta, GA	2004	113,079	96.5%	1,258	11.53	Kroger	-	-
118	Pavilions at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1996	147,538	90.6%	1,970	14.74	Kroger	-	-
119	Creekwood Village	Rex	GA	Atlanta-Sandy Springs-Alpharetta, GA	1990	69,778	100.0%	665	9.53	Food Depot	-	-
120	Holcomb Bridge Crossing	Roswell	GA	Atlanta-Sandy Springs-Alpharetta, GA	1988	93,420	89.1%	936	11.24	-	PGA TOUR Superstore	-
121	Victory Square	Savannah	GA	Savannah, GA	2007	119,919	97.3%	1,684	14.43	SuperTarget*	Citi Trends, Dollar Tree, NCG Cinemas, Staples	The Home Depot
122	Stockbridge Village	Stockbridge	GA	Atlanta-Sandy Springs-Alpharetta, GA	2008	188,135	95.2%	2,997	16.74	Kroger	-	-
123	Stone Mountain Festival	Stone Mountain	GA	Atlanta-Sandy Springs-Alpharetta, GA	2006	347,091	83.0%	1,640	5.69	Walmart Supercenter	NCG Cinemas	-
124	Wilmington Island	Wilmington Island	GA	Savannah, GA	1985	101,462	96.1%	1,091	11.18	Kroger	-	-
125	Haymarket Mall	Des Moines	IA	Des Moines-West Des Moines, IA	1979	226,243	90.3%	1,306	6.40	-	Burlington Stores, Harbor Freight Tools, Hobby Lobby	-
126	Haymarket Square	Des Moines	IA	Des Moines-West Des Moines, IA	1979	269,705	97.4%	1,771	6.74	Price Chopper	Big Lots, Genesis Health Club, Many Hands Thrift, Northern Tool + Equipment, Office Depot	-
127	Annex of Arlington	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	1999	199,663	96.5%	3,710	19.25	Trader Joe's	Chuck E. Cheese's, Kirkland's, Petco, Ulta	-
128	Ridge Plaza	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	2000	151,643	96.0%	2,034	13.97	-	XSport Fitness	Kohl's
129	Southfield Plaza	Bridgeview	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	196,445	99.5%	2,395	12.25	Shop & Save Market	Hobby Lobby, Octapharma, Planet Fitness, Walgreens	-
130	Commons of Chicago Ridge	Chicago Ridge	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	324,977	92.6%	4,463	16.02	-	Marshalls, Ross Dress for Less, The Home Depot, XSport Fitness	-
131	Rivercrest Shopping Center	Crestwood	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	541,651	82.7%	5,437	12.98	-	AMC Theatres, At Home, Burlington Stores, Five Below, Party City, PetSmart, Planet Fitness, Ross Dress for Less	-
132	The Commons of Crystal Lake	Crystal Lake	IL	Chicago-Naperville-Elgin, IL-IN-WI	1987	273,060	80.2%	2,282	10.42	Jewel-Osco (Albertsons)	Burlington Stores	Hobby Lobby
133	Elk Grove Town Center	Elk Grove Village	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	59,409	95.3%	1,076	19.00	-	Dollar Tree, Walgreens	-
134	Freeport Plaza	Freeport	IL	Freeport, IL	2000	87,846	86.9%	561	7.35	Cub Foods (United Natural Foods Inc.)	-	-
135	The Quentin Collection	Kildeer	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	171,530	69.9%	1,724	14.37	-	Best Buy, Painted Tree Marketplace, PetSmart	-
136	Butterfield Square	Libertyville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	106,683	82.1%	1,372	15.66	Sunset Foods	-	-
137	High Point Centre	Lombard	IL	Chicago-Naperville-Elgin, IL-IN-WI	2019	240,007	61.0%	1,732	11.82	-	Altitude Trampoline Park, David's Bridal, JOANN, LA Fitness	-
138	Long Meadow Commons	Mundelein	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	118,281	93.9%	1,732	16.46	Jewel-Osco	Planet Fitness	-
139	Westridge Court (2)	Naperville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	682,626	60.1%	6,372	15.84	-	Bed Bath & Beyond, buybuy BABY, Cost Plus World Market, Edge Fitness, La-Z-Boy Furniture, Painted Tree Marketplace, Party City, Star Cinema Grille, Ulta	-
140	Rollins Crossing	Round Lake Beach	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	192,913	94.5%	1,950	17.79	-	Asian Grill Sushi Buffet, LA Fitness, Regal Cinemas	-
141	Tinley Park Plaza (3)	Tinley Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	2021	232,898	76.7%	2,717	15.20	TBA	Burlington Stores, Planet Fitness, Tile Shop	-
142	Meridian Village	Carmel	IN	Indianapolis-Carmel-Anderson, IN	1990	130,769	94.9%	1,311	10.57	-	Godby Home Furnishings, Just Click For It, Ollie's Bargain Outlet	-
143	Columbus Center	Columbus	IN	Columbus, IN	1964	142,989	100.0%	1,729	12.09	-	Five Below, OfficeMax, Pet Supplies Plus, T.J.Maxx, Ulta	Target
144	Apple Glen Crossing	Fort Wayne	IN	Fort Wayne, IN	2002	150,227	93.5%	1,773	16.00	Walmart Supercenter*	Best Buy, Dick's Sporting Goods, PetSmart	Kohl's
145	Market Centre	Goshen	IN	Elkhart-Goshen, IN	1994	211,680	89.5%	2,428	12.81	Walmart Supercenter*	Burlington Stores, JOANN, Ross Dress for Less, Staples	-
146	Speedway Super Center (3)	Speedway	IN	Indianapolis-Carmel-Anderson, IN	2021	595,550	88.5%	6,129	11.84	Kroger	Burlington Stores, Harbor Freight Tools, Kohl's, Oak Street Health Center, Petco, Ross Dress for Less, Sears Outlet, T.J.Maxx	-
147	Sagamore Park Centre	West Lafayette	IN	Lafayette-West Lafayette, IN	2018	132,027	100.0%	1,394	10.56	Pay Less (Kroger)	-	-
148	Westchester Square	Lenexa	KS	Kansas City, MO-KS	1987	161,701	90.3%	1,490	10.20	Hy-Vee	-	-
149	West Loop Shopping Center	Manhattan	KS	Manhattan, KS	2013	214,898	99.5%	2,106	15.82	Dillons (Kroger)	Bellus Academy, JOANN, Marshalls	-

Supplemental Disclosure - Three Months Ended September 30, 2021	Page 43

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

150	North Dixie Plaza	Elizabethtown	KY	Elizabethtown-Fort Knox, KY	1992	130,466	98.4%	1,022	7.96	-	At Home, Staples	-
151	Florence Plaza - Florence Square (2)	Florence	KY	Cincinnati, OH-KY-IN	2014	686,741	94.5%	7,805	15.31	Kroger	Barnes & Noble, Bob's Discount Furniture, Burlington Stores, David's Bridal, Five Below, Harbor Freight Tools, Hobby Lobby, HomeGoods, Old Navy, Ollie's Bargain Outlet, Ross Dress for Less, Staples, T.J.Maxx	-
152	Jeffersontown Commons	Jeffersontown	KY	Louisville/Jefferson County, KY-IN	1959	208,374	95.2%	1,894	10.05	-	King Pin Lanes, Louisville Athletic Club	-
153	London Marketplace	London	KY	London, KY	1994	165,826	99.0%	1,553	9.46	Kroger	Goody's, Kohl's, Marshalls, Planet Fitness	-
154	Eastgate Shopping Center	Louisville	KY	Louisville/Jefferson County, KY-IN	2002	174,947	98.3%	2,012	11.70	Kroger	Petco	-
155	Plainview Village	Louisville	KY	Louisville/Jefferson County, KY-IN	1997	157,971	87.5%	1,465	11.21	Kroger	-	-
156	Stony Brook I & II	Louisville	KY	Louisville/Jefferson County, KY-IN	1988	158,940	97.3%	1,937	12.52	Kroger Marketplace	-	-
157	Points West Plaza	Brockton	MA	Boston-Cambridge-Newton, MA-NH	1960	141,451	94.6%	1,025	7.66	America's Food Basket	Citi Trends, Crunch Fitness, Jerusalem Discount Furniture	-
158	Burlington Square I, II & III	Burlington	MA	Boston-Cambridge-Newton, MA-NH	1992	79,698	84.4%	1,951	29.01	-	Golf Galaxy, Staples	Duluth Trading Co.
159	Holyoke Shopping Center	Holyoke	MA	Springfield, MA	2000	195,995	93.1%	1,660	13.41	Super Stop & Shop (Ahold Delhaize)	JOANN, Ocean State Job Lot	-
160	WaterTower Plaza	Leominster	MA	Worcester, MA-CT	2000	284,757	74.2%	2,854	14.19	-	Barnes & Noble, Michaels, Party City, Petco, Staples, The Paper Store, T.J.Maxx	-
161	Lunenberg Crossing	Lunenburg	MA	Worcester, MA-CT	1994	25,515	100.0%	366	14.35	Hannaford Bros. (Ahold Delhaize)*	-	Walmart
162	Lynn Marketplace	Lynn	MA	Boston-Cambridge-Newton, MA-NH	1968	78,046	95.5%	1,412	18.94	Stop And Compare	Crunch Fitness, Rainbow Shops	-
163	Webster Square Shopping Center	Marshfield	MA	Boston-Cambridge-Newton, MA-NH	2005	182,756	100.0%	2,666	14.59	Star Market (Albertsons)	Marshalls, Ocean State Job Lot	-
164	Berkshire Crossing	Pittsfield	MA	Pittsfield, MA	1994	188,444	96.4%	2,854	15.71	Market 32	Barnes & Noble, Michaels, Staples, Ulta	The Home Depot, Walmart
165	Westgate Plaza	Westfield	MA	Springfield, MA	1996	126,073	98.2%	1,376	13.61	ALDI	Five Below, Ocean State Job Lot, Staples, T.J.Maxx	-
166	Perkins Farm Marketplace	Worcester	MA	Worcester, MA-CT	1967	205,048	97.4%	2,395	19.28	Super Stop & Shop (Ahold Delhaize)	Citi Trends, Crunch Fitness, Ollie's Bargain Outlet	-
167	South Plaza Shopping Center	California	MD	California-Lexington Park, MD	2005	92,335	100.0%	1,827	19.79	-	Best Buy, Old Navy, Petco, Ross Dress for Less	-
168	Campus Village Shoppes	College Park	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1986	25,528	100.0%	898	35.18	-	-	-
169	Fox Run (3)	Prince Frederick	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	2021	310,071	88.7%	4,127	15.80	Giant Food (Ahold Delhaize)	Big Lots, Five Below, JOANN, Planet Fitness, Ross Dress for Less, Ulta	-
170	Pine Tree Shopping Center	Portland	ME	Portland-South Portland, ME	1958	287,513	94.8%	1,810	17.37	-	Big Lots, Dollar Tree, JOANN, Lowe's, O'Reilly Auto Parts	-
171	Arborland Center	Ann Arbor	MI	Ann Arbor, MI	2000	403,536	91.1%	6,551	18.08	Kroger	Bed Bath & Beyond, DSW, Gardner White Furniture, Marshalls, Michaels, Nordstrom Rack, Ulta	-
172	Maple Village	Ann Arbor	MI	Ann Arbor, MI	2020	294,029	85.5%	4,261	16.94	Plum Market	Dunham's Sports, HomeGoods, LA Fitness, Sierra Trading Post, Ulta	-
173	Grand Crossing	Brighton	MI	Detroit-Warren-Dearborn, MI	2005	85,389	93.0%	955	12.03	Busch’s Fresh Food Market	Ace Hardware	-
174	Farmington Crossroads	Farmington	MI	Detroit-Warren-Dearborn, MI	1986	79,068	100.0%	876	11.08	-	Dollar Tree, Ollie's Bargain Outlet, True Value	-
175	Silver Pointe Shopping Center	Fenton	MI	Flint, MI	1996	164,632	96.4%	2,077	13.18	VG's Food (SpartanNash)	Dunham's Sports, Glik's	Five Below, Michaels, T.J.Maxx
176	Cascade East	Grand Rapids	MI	Grand Rapids-Kentwood, MI	1983	99,529	80.7%	654	8.15	D&W Fresh Market (SpartanNash)	-	-
177	Delta Center	Lansing	MI	Lansing-East Lansing, MI	1985	163,346	96.3%	1,513	9.77	-	Bed Bath & Beyond, DXL Destination XL, Planet Fitness	-
178	Lakes Crossing	Muskegon	MI	Muskegon, MI	2008	104,600	96.2%	1,538	15.29	-	JOANN, Party City, Shoe Carnival, Ulta	Kohl's
179	Redford Plaza	Redford	MI	Detroit-Warren-Dearborn, MI	1992	280,883	87.3%	2,738	11.17	Prince Valley Market	Burlington Stores, Citi Trends, Dollar Tree	-
180	Hampton Village Centre	Rochester Hills	MI	Detroit-Warren-Dearborn, MI	2004	470,276	92.4%	6,518	19.91	TBA	DSW, Emagine Theatre, Five Below, Kohl's, Old Navy, Petco, T.J.Maxx, Ulta	Target
181	Fashion Corners	Saginaw	MI	Saginaw, MI	2004	184,735	98.0%	1,932	10.68	-	Bed Bath & Beyond, Best Buy, Dunham's Sports, Guitar Center, Harbor Freight Tools	-
182	Southfield Plaza	Southfield	MI	Detroit-Warren-Dearborn, MI	1970	101,724	100.0%	1,252	12.31	-	Citi Trends, Party City, Planet Fitness	Burlington Stores
183	18 Ryan	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1997	101,564	100.0%	947	9.32	Dream Market	O'Reilly Auto Parts, Planet Fitness	-
184	Delco Plaza	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1996	154,853	100.0%	1,109	7.16	-	Amish Direct Furniture, Bed Bath & Beyond, Dunham's Mega Sports, Urban Air Adventure Park	-
185	West Ridge	Westland	MI	Detroit-Warren-Dearborn, MI	1989	162,874	75.8%	1,413	11.45	-	Bed Bath & Beyond, Crunch Fitness, Party City, Petco	Burlington Stores, Target

Supplemental Disclosure - Three Months Ended September 30, 2021	Page 44

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

186	Washtenaw Fountain Plaza	Ypsilanti	MI	Ann Arbor, MI	2005	122,762	95.4%	914	7.81	Save-A-Lot	Big Lots, Dollar Tree, Planet Fitness	-
187	Southport Centre I - VI	Apple Valley	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1985	124,243	100.0%	2,288	18.42	SuperTarget*	Best Buy, Dollar Tree, Walgreens	-
188	Champlin Marketplace	Champlin	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2005	91,970	100.0%	1,233	13.41	Cub Foods (United Natural Foods Inc.)	-	-
189	Burning Tree Plaza	Duluth	MN	Duluth, MN-WI	1987	183,087	96.2%	2,355	13.37	-	Best Buy, David's Bridal, HomeGoods, JOANN, T.J.Maxx	-
190	Elk Park Center	Elk River	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	205,009	85.8%	2,010	11.43	Cub Foods (Jerry's Foods)	Planet Fitness	-
191	Westwind Plaza	Minnetonka	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2007	91,620	91.2%	1,771	22.14	Cub Foods (United Natural Foods Inc.)*	-	-
192	Richfield Hub	Richfield	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1952	213,595	96.5%	2,312	11.22	-	Marshalls, Michaels	-
193	Roseville Center	Roseville	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2021	81,506	94.1%	1,017	19.50	ALDI, Cub Foods (Jerry's Foods)*	Dollar Tree	-
194	Marketplace @ 42	Savage	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	118,693	100.0%	1,928	16.24	Fresh Thyme Farmers Market	Dollar Tree, Marshalls	-
195	Sun Ray Shopping Center	St. Paul	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1958	290,897	83.8%	2,350	13.19	Cub Foods (United Natural Foods Inc.)	BioLife Plasma Services, Planet Fitness, T.J.Maxx, Valu Thrift Store	-
196	White Bear Hills Shopping Center	White Bear Lake	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1996	73,065	100.0%	1,111	15.21	Festival Foods	Dollar Tree	-
197	Ellisville Square	Ellisville	MO	St. Louis, MO-IL	1989	137,446	95.5%	1,659	12.96	ALDI	Michaels, Party City, Petco, Tuesday Morning	-
198	Hub Shopping Center	Independence	MO	Kansas City, MO-KS	1995	160,423	94.8%	885	6.21	Price Chopper	Dollar Tree	-
199	Watts Mill Plaza	Kansas City	MO	Kansas City, MO-KS	1997	161,717	94.1%	1,266	8.32	Price Chopper	Ace Hardware	-
200	Liberty Corners	Liberty	MO	Kansas City, MO-KS	1987	124,808	98.3%	1,146	9.34	Price Chopper	-	-
201	Maplewood Square	Maplewood	MO	St. Louis, MO-IL	1998	71,590	95.4%	466	6.82	Schnucks	-	-
202	Devonshire Place	Cary	NC	Raleigh-Cary, NC	1996	106,680	100.0%	1,572	15.05	-	Burlington Stores, Dollar Tree, Harbor Freight Tools, REI	-
203	McMullen Creek Market	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1988	284,224	94.3%	4,272	15.94	Walmart Neighborhood Market	Burlington Stores, Dollar Tree, Staples	-
204	The Commons at Chancellor Park	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1994	348,604	89.6%	1,943	9.40	Patel Brothers	Big Lots, Gabriel Brothers, The Home Depot, Value City Furniture	-
205	Macon Plaza	Franklin	NC	—	2001	92,583	75.6%	495	17.80	Food Lion (Ahold Delhaize)	-	-
206	Garner Towne Square	Garner	NC	Raleigh-Cary, NC	1997	184,257	93.1%	2,448	14.26	LIDL	Burn Boot Camp, Citi Trends, Harbor Freight Tools, OfficeMax, PetSmart	Target, The Home Depot
207	Franklin Square	Gastonia	NC	Charlotte-Concord-Gastonia, NC-SC	1989	317,824	92.6%	3,683	13.95	Walmart Supercenter*	Best Buy, Burke's Outlet, Dollar Tree, Five Below, Michaels, Partners in Primary Care, Ross Dress for Less, Skechers	-
208	Wendover Place	Greensboro	NC	Greensboro-High Point, NC	2000	406,768	98.7%	5,784	14.40	-	Burlington Stores, Christmas Tree Shops, Dick's Sporting Goods, Kohl's, Michaels, Old Navy, PetSmart, Rainbow Shops, Ross Dress for Less, Ulta	Target
209	University Commons	Greenville	NC	Greenville, NC	1996	233,153	95.5%	3,065	13.77	Harris Teeter (Kroger)	Barnes & Noble, Overstock Furniture & Mattress, Petco, T.J.Maxx	Target
210	Valley Crossing	Hickory	NC	Hickory-Lenoir-Morganton, NC	2014	191,431	98.8%	1,782	9.42	-	Academy Sports + Outdoors, American Freight Furniture, Dollar Tree, Harbor Freight Tools, Ollie's Bargain Outlet	-
211	Kinston Pointe	Kinston	NC	Kinston, NC	2001	250,580	99.6%	1,076	4.34	Walmart Supercenter	Dollar Tree	-
212	Magnolia Plaza	Morganton	NC	Hickory-Lenoir-Morganton, NC	1990	93,553	83.9%	653	8.32	-	Big Lots, Harbor Freight Tools	Rural King
213	Roxboro Square	Roxboro	NC	Durham-Chapel Hill, NC	2005	97,226	100.0%	1,567	16.12	-	Person County Health & Human Services	-
214	Innes Street Market	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	2002	349,425	98.7%	4,150	12.03	Food Lion (Ahold Delhaize)	Lowe's, Marshalls, Old Navy, PetSmart, Staples, Tinseltown	-
215	Crossroads	Statesville	NC	Charlotte-Concord-Gastonia, NC-SC	1997	127,926	99.3%	1,662	13.08	Walmart Supercenter*	Big Lots, Burkes Outlet	Tractor Supply Co.
216	Anson Station	Wadesboro	NC	Charlotte-Concord-Gastonia, NC-SC	1988	132,353	83.1%	732	6.66	Food Lion (Ahold Delhaize)	Rose's, Tractor Supply Co.	-
217	New Centre Market	Wilmington	NC	Wilmington, NC	1998	143,762	95.1%	1,981	14.90	-	Burlington Stores, PetSmart, PopShelf, Sportsmans Warehouse	Target
218	University Commons	Wilmington	NC	Wilmington, NC	2007	235,345	91.6%	3,514	16.30	Lowes Foods	HomeGoods, T.J.Maxx	-
219	Whitaker Square	Winston Salem	NC	Winston-Salem, NC	1996	82,760	96.6%	1,199	15.00	Harris Teeter (Kroger)	-	-
220	Parkway Plaza	Winston-Salem	NC	Winston-Salem, NC	2005	282,493	80.8%	2,643	12.62	Super Compare Foods	Badcock Home Furniture, Citi Trends, Modern Home, Office Depot	-
221	Stratford Commons	Winston-Salem	NC	Winston-Salem, NC	1995	72,308	67.5%	685	14.04	-	Golf Galaxy, Mattress Firm	-

Supplemental Disclosure - Three Months Ended September 30, 2021	Page 45

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

222	Bedford Grove	Bedford	NH	Manchester-Nashua, NH	1989	97,602	94.5%	1,601	17.35	-	Bed Bath & Beyond, Boston Interiors	-
223	Capitol Shopping Center	Concord	NH	Concord, NH	2001	191,887	92.7%	2,049	11.80	Market Basket (DeMoulas Supermarkets)	Burlington Stores, JOANN, Marshalls	-
224	Willow Springs Plaza	Nashua	NH	Manchester-Nashua, NH	1990	131,248	100.0%	2,515	20.89	Patel Brothers	New Hampshire Liquor and Wine Outlet, Petco	The Home Depot
225	Seacoast Shopping Center	Seabrook	NH	Boston-Cambridge-Newton, MA-NH	1991	91,690	82.3%	548	7.26	-	JOANN, The Zoo Health Club	Ashley Furniture, Cardi's Furniture, Ocean State Job Lot
226	Tri-City Plaza	Somersworth	NH	Boston-Cambridge-Newton, MA-NH	1990	150,504	96.6%	1,510	10.39	Market Basket (DeMoulas Supermarkets)	Staples, T.J.Maxx	-
227	Laurel Square (3)	Brick	NJ	New York-Newark-Jersey City, NY-NJ-PA	2021	246,235	78.7%	1,629	8.41	Corrado's Market	At Home, Dollar Tree, Planet Fitness, Senior Helpers Town Square	-
228	The Shoppes at Cinnaminson	Cinnaminson	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2010	301,211	96.7%	4,669	23.83	ShopRite	Burlington Stores, Planet Fitness, Ross Dress For Less	-
229	Acme Clark	Clark	NJ	New York-Newark-Jersey City, NY-NJ-PA	2007	52,812	100.0%	1,422	26.93	Acme (Albertsons)	-	-
230	Collegetown Shopping Center	Glassboro	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2021	228,798	96.8%	3,054	13.96	LIDL	Big Lots, LA Fitness, Ross Dress for Less, Staples	-
231	Hamilton Plaza	Hamilton	NJ	Trenton-Princeton, NJ	1972	160,969	90.7%	2,094	14.34	Grocery Outlet	2nd Ave, Crab Du Jour, Dollar Tree, Family Dollar, Planet Fitness, Rothman Orthopaedic Institue	-
232	Bennetts Mills Plaza	Jackson	NJ	New York-Newark-Jersey City, NY-NJ-PA	2002	127,230	88.1%	1,506	13.43	Super Stop & Shop (Ahold Delhaize)	Pet Supplies Plus	-
233	Marlton Crossing	Marlton	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2019	337,878	94.4%	6,858	21.61	Sprouts Farmers Market	Burlington Stores, DSW, HomeGoods, Michaels, T.J. Maxx	-
234	Middletown Plaza	Middletown	NJ	New York-Newark-Jersey City, NY-NJ-PA	2001	197,066	97.3%	3,646	19.28	-	Petco, Walgreens	-
235	Larchmont Centre	Mount Laurel	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1985	103,787	90.3%	1,171	30.33	ShopRite	-	-
236	Old Bridge Gateway (3)	Old Bridge	NJ	New York-Newark-Jersey City, NY-NJ-PA	2021	254,707	92.6%	4,215	18.01	Bhavani Food Market, TBA	Marshalls, Pep Boys, Petco, Robert Wood Johnson Fitness	-
237	Morris Hills Shopping Center	Parsippany	NJ	New York-Newark-Jersey City, NY-NJ-PA	1994	159,561	100.0%	2,938	18.41	-	Blink Fitness (Equinox), Cinepolis, HomeGoods, Marshalls	-
238	Rio Grande Plaza	Rio Grande	NJ	Ocean City, NJ	1997	136,822	69.6%	1,255	13.18	ShopRite*	PetSmart, Planet Fitness	-
239	Ocean Heights Plaza	Somers Point	NJ	Atlantic City-Hammonton, NJ	2006	179,199	93.1%	3,226	19.34	ShopRite	Dollar Tree, Staples	-
240	Springfield Place	Springfield	NJ	New York-Newark-Jersey City, NY-NJ-PA	1965	36,209	95.0%	560	16.28	ShopRite	-	-
241	Tinton Falls Plaza	Tinton Falls	NJ	New York-Newark-Jersey City, NY-NJ-PA	2006	87,760	96.5%	1,465	17.30	-	Dollar Tree, Jersey Strong	-
242	Cross Keys Commons	Turnersville	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	216,205	91.6%	2,995	15.69	Walmart Supercenter*	Dollar Tree, Marshalls, Rainbow Shops, Ross Dress for Less, Staples, Ulta	-
243	Parkway Plaza	Carle Place	NY	New York-Newark-Jersey City, NY-NJ-PA	1993	89,704	100.0%	2,884	32.15	ALDI	T.J.Maxx	-
244	Erie Canal Centre	DeWitt	NY	Syracuse, NY	2018	123,404	100.0%	1,727	14.00	-	Burlington Stores, Dick's Sporting Goods, Michaels	-
245	Unity Plaza	East Fishkill	NY	Poughkeepsie-Newburgh-Middletown, NY	2005	67,462	100.0%	1,452	21.52	Acme (Albertsons)	True Value	-
246	Suffolk Plaza	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1998	84,316	82.4%	1,477	21.88	BJ's Wholesale*, TBA	Five Below	Kohl's, Walmart
247	Three Village Shopping Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1991	77,458	94.4%	2,069	28.28	Stop & Shop*, Wild by Nature Market*	Ace Hardware	Rite Aid
248	Stewart Plaza (3)	Garden City	NY	New York-Newark-Jersey City, NY-NJ-PA	2021	207,893	100.0%	4,016	19.51	-	Burlington Stores, Dollar Tree, Floor & Décor, Phenix Salon Suites	-
249	Dalewood I, II & III Shopping Center	Hartsdale	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	194,441	94.9%	6,460	35.81	H-Mart	Christmas Tree Shops, T.J.Maxx	-
250	Cayuga Mall	Ithaca	NY	Ithaca, NY	1969	204,405	84.0%	1,561	9.96	-	Big Lots, Dollar Tree, JOANN, Party City, Planet Fitness, True Value	-
251	Kings Park Plaza	Kings Park	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	72,208	100.0%	1,629	22.56	Key Food Marketplace	T.J.Maxx	-
252	Village Square Shopping Center	Larchmont	NY	New York-Newark-Jersey City, NY-NJ-PA	1981	17,000	100.0%	612	36.00	Trader Joe's	-	-
253	Falcaro's Plaza	Lawrence	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	61,904	100.0%	1,515	24.47	KolSave Market*	Advance Auto Parts, Dollar Tree, Planet Fitness	-
254	Mamaroneck Centre	Mamaroneck	NY	New York-Newark-Jersey City, NY-NJ-PA	2020	36,848	95.1%	1,329	37.93	North Shore Farms	CVS	-
255	Sunshine Square	Medford	NY	New York-Newark-Jersey City, NY-NJ-PA	2007	223,322	95.0%	3,142	15.29	Super Stop & Shop (Ahold Delhaize)	Lumber Liquidators, Planet Fitness, Savers	-
256	Wallkill Plaza	Middletown	NY	Poughkeepsie-Newburgh-Middletown, NY	1986	209,910	100.0%	2,328	11.43	-	Big Lots, Citi Trends, David's Bridal, Hobby Lobby	-
257	Monroe ShopRite Plaza	Monroe	NY	Poughkeepsie-Newburgh-Middletown, NY	1985	122,007	100.0%	1,982	16.25	ShopRite	Better Lifestyle Club, U.S. Post Office, Walgreens	-
258	Rockland Plaza	Nanuet	NY	New York-Newark-Jersey City, NY-NJ-PA	2006	251,322	83.2%	5,115	26.69	A Matter of Health	Barnes & Noble, Marshalls, Petco	-

Supplemental Disclosure - Three Months Ended September 30, 2021	Page 46

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

259	North Ridge Shopping Center	New Rochelle	NY	New York-Newark-Jersey City, NY-NJ-PA	1971	39,429	87.8%	1,294	37.37	-	Harmon Discount	-
260	Nesconset Shopping Center	Port Jefferson Station	NY	New York-Newark-Jersey City, NY-NJ-PA	1961	129,996	97.3%	3,261	25.78	-	Dollar Tree, HomeGoods	-
261	Roanoke Plaza	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2002	99,131	100.0%	2,031	20.49	Fine Fare	CVS, T.J.Maxx	-
262	Riverhead	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2018	120,089	100.0%	3,017	25.12	Costco*	HomeSense, Marshalls, Petsmart, Ulta	-
263	Rockville Centre	Rockville Centre	NY	New York-Newark-Jersey City, NY-NJ-PA	1975	44,131	100.0%	1,265	28.67	-	HomeGoods, Rite Aid	-
264	College Plaza	Selden	NY	New York-Newark-Jersey City, NY-NJ-PA	2013	184,714	97.6%	3,206	21.22	ShopRite	Wren Kitchens	Firestone
265	Campus Plaza	Vestal	NY	Binghamton, NY	2003	160,744	98.7%	1,939	12.22	-	Olum's Furniture & Appliances, Staples, Walgreens	-
266	Parkway Plaza	Vestal	NY	Binghamton, NY	1995	207,154	100.0%	2,160	10.43	-	Bed Bath & Beyond, Kohl's, PetSmart	Target
267	Shoppes at Vestal	Vestal	NY	Binghamton, NY	2000	92,328	95.3%	1,432	16.27	-	HomeGoods, Michaels, Old Navy	-
268	Town Square Mall	Vestal	NY	Binghamton, NY	1991	291,346	90.9%	4,351	16.42	Sam's Club*, Walmart Supercenter*	AMC Theatres, Barnes & Noble, Dick's Sporting Goods, Dollar Tree, DSW, T.J.Maxx, Ulta	-
269	The Plaza at Salmon Run	Watertown	NY	Watertown-Fort Drum, NY	1993	68,761	94.1%	714	11.03	Hannaford Bros. (Ahold Delhaize)	Red Robin Gourmet Burger	Lowe's
270	Highridge Plaza	Yonkers	NY	New York-Newark-Jersey City, NY-NJ-PA	1977	88,501	98.4%	2,868	32.94	H-Mart	-	-
271	Brunswick Town Center	Brunswick	OH	Cleveland-Elyria, OH	2004	143,282	98.9%	2,152	15.74	Giant Eagle	-	The Home Depot
272	Brentwood Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2004	223,843	94.5%	2,596	18.81	Kroger	Petco, Planet Fitness, Rainbow Shops	-
273	Delhi Shopping Center	Cincinnati	OH	Cincinnati, OH-KY-IN	1973	163,651	98.8%	1,494	9.24	Kroger	Pet Supplies Plus, Salvation Army	-
274	Harpers Station	Cincinnati	OH	Cincinnati, OH-KY-IN	1994	253,356	96.0%	3,549	14.59	Fresh Thyme Farmers Market	HomeGoods, LA Fitness, Pet Supplies Plus, T.J.Maxx	-
275	Western Hills Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2021	240,022	98.3%	4,901	21.56	-	Michaels, Old Navy, PetSmart, Staples, T.J.Maxx, Ulta	Target
276	Western Village	Cincinnati	OH	Cincinnati, OH-KY-IN	2005	115,791	97.8%	1,221	37.48	Kroger	-	-
277	Crown Point	Columbus	OH	Columbus, OH	1980	144,931	94.5%	1,418	10.35	Kroger	Dollar Tree, Planet Fitness	-
278	Greentree Shopping Center	Columbus	OH	Columbus, OH	2005	131,573	83.9%	1,204	11.76	Kroger	-	-
279	Brandt Pike Place	Dayton	OH	Dayton-Kettering, OH	2008	17,900	100.0%	209	11.68	Kroger*	-	-
280	South Towne Centre	Dayton	OH	Dayton-Kettering, OH	1972	333,998	96.7%	4,405	13.96	Health Foods Unlimited	Burlington Stores, Christmas Tree Shops, JOANN, Party City, Petsmart, Value City Furniture	-
281	Southland Shopping Center	Middleburg Heights	OH	Cleveland-Elyria, OH	1951	582,492	78.8%	5,451	11.87	BJ's Wholesale Club*, Giant Eagle, Marc's	Cleveland Furniture Bank, JOANN, Marshalls, Party City, UFC Gym	-
282	The Shoppes at North Olmsted	North Olmsted	OH	Cleveland-Elyria, OH	2002	70,003	100.0%	1,174	16.77	-	Ollie's Bargain Outlet, Sears Outlet	-
283	Surrey Square Mall	Norwood	OH	Cincinnati, OH-KY-IN	2010	175,167	83.1%	2,098	34.22	Kroger	-	-
284	Brice Park	Reynoldsburg	OH	Columbus, OH	1989	158,300	98.3%	1,580	11.44	-	Ashley Furniture, Citi Trends, Dollar Tree, Michaels, Sheetz	-
285	Miracle Mile Shopping Plaza	Toledo	OH	Toledo, OH	1955	289,105	83.8%	1,712	12.57	Kroger	Big Lots, Crunch Fitness, Harbor Freight Tools	-
286	Marketplace	Tulsa	OK	Tulsa, OK	1992	186,851	100.0%	1,920	10.28	-	Basset Home Furnishings, Boot Barn, Conn's, David's Bridal, PetSmart	Best Buy
287	Village West	Allentown	PA	Allentown-Bethlehem-Easton, PA-NJ	1999	140,474	86.0%	2,336	19.33	Giant Food (Ahold Delhaize)	CVS, Dollar Tree	-
288	Park Hills Plaza	Altoona	PA	Altoona, PA	1985	266,512	87.4%	2,430	10.54	Weis Markets	Burlington Stores, Dunham's Sports, Harbor Freight Tools, Shoe Carnival, Urban Air Adventure Park	-
289	Bethel Park Shopping Center	Bethel Park	PA	Pittsburgh, PA	1965	202,349	100.0%	2,120	11.81	Giant Eagle	Pep Boys, Walmart	-
290	Lehigh Shopping Center	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	1955	373,766	97.6%	4,090	14.09	Giant Food (Ahold Delhaize)	Aetna, Big Lots, Citi Trends, Dollar Tree, Mega Marshalls, PetSmart, Rite Aid, Staples, Wines & Spirits Shoppe	-
291	Bristol Park	Bristol	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1993	260,953	88.6%	1,996	8.88	-	Complete Liquidators, Dollar Tree, Family Dollar, Ollie's Bargain Outlet	-
292	Chalfont Village Shopping Center	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	46,051	69.9%	420	13.04	-	-	-
293	New Britain Village Square	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	143,716	89.0%	2,465	19.28	Giant Food (Ahold Delhaize)	Wine & Spirits Shoppe	-
294	Collegeville Shopping Center	Collegeville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2020	110,430	83.4%	1,564	16.99	Kimberton Whole Foods	Pep Boys, Rascal Fitness	-
295	Plymouth Square Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1959	235,608	73.4%	3,548	20.52	Weis Markets	Marshalls, REI	-
296	Whitemarsh Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	76,288	94.0%	1,970	27.46	Giant Food (Ahold Delhaize)	-	-

Supplemental Disclosure - Three Months Ended September 30, 2021	Page 47

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

297	Valley Fair	Devon	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2001	105,086	26.8%	539	19.11	-	-	-
298	Dickson City Crossings	Dickson City	PA	Scranton--Wilkes-Barre, PA	1997	312,699	84.5%	2,800	18.58	-	Burlington Stores, Dollar Tree, Gabe's, Party City, PetSmart, The Home Depot, T.J.Maxx	-
299	Barn Plaza	Doylestown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	237,681	99.0%	3,667	15.58	-	Kohl's, Marshalls, Regal Cinemas	-
300	Pilgrim Gardens	Drexel Hill	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1955	75,223	98.0%	1,338	18.16	-	Dollar Tree, Ross Dress for Less, Tuesday Morning, U.S. Post Office	-
301	New Garden Center	Kennett Square	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1979	147,370	95.7%	1,141	8.27	-	Big Lots, Ollie's Bargain Outlet, Planet Fitness	-
302	North Penn Market Place	Lansdale	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1977	58,358	93.1%	994	19.60	Weis Markets*	-	-
303	Village at Newtown (3)	Newtown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2021	223,004	88.3%	6,658	34.81	McCaffrey's	Ulta	-
304	Ivyridge	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1963	106,348	95.3%	2,770	27.33	-	Dollar Tree, Target, Wine & Spirits Shoppe	-
305	Roosevelt Mall	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2020	581,405	93.4%	8,205	35.65	-	LA Fitness, Macy's, Rainbow Shops, Ross Dress For Less	-
306	Shoppes at Valley Forge	Phoenixville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2003	176,676	96.4%	1,316	7.73	Redner's Warehouse Market	Big Lots, Staples	-
307	County Line Plaza	Souderton	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1971	154,608	92.3%	1,595	11.18	ALDI	Dollar Tree, Planet Fitness, Rite Aid, VF Outlet	-
308	69th Street Plaza	Upper Darby	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	41,711	100.0%	455	10.91	Fresh Grocer (Wakefern)*	EZ Bargains, Rent-A-Center, Super Dollar City	-
309	Warminster Towne Center	Warminster	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1997	237,152	100.0%	3,801	17.39	ShopRite	Harbor Freight Tools, Old Navy, Party City, PetSmart, Ross Dress for Less, Sportsman's Warehouse	Kohl's
310	Shops at Prospect	West Hempfield	PA	Lancaster, PA	1994	63,392	100.0%	836	13.19	Giant Food (Ahold Delhaize)	Penn State Health	-
311	Whitehall Square	Whitehall	PA	Allentown-Bethlehem-Easton, PA-NJ	2006	315,192	98.9%	3,140	10.08	Redner's Warehouse Market	Dollar Tree, Gabe's, Mavis Discount Tires, PetSmart, Ross Dress for Less, Staples	-
312	Wilkes-Barre Township Marketplace	Wilkes-Barre	PA	Scranton--Wilkes-Barre, PA	2004	306,440	98.9%	2,486	34.44	Walmart Supercenter	Chuck E. Cheese's, Cracker Barrel, Party City, Pet Supplies Plus	-
313	Belfair Towne Village	Bluffton	SC	Hilton Head Island-Bluffton, SC	2006	166,639	96.6%	2,617	16.26	Kroger	K1 Speed	-
314	Milestone Plaza	Greenville	SC	Greenville-Anderson, SC	1995	89,721	100.0%	1,664	19.67	Lowes Foods	-	-
315	Circle Center	Hilton Head Island	SC	Hilton Head Island-Bluffton, SC	2000	65,313	100.0%	923	14.13	-	-	-
316	Island Plaza	James Island	SC	Charleston-North Charleston, SC	1994	173,524	97.3%	1,708	10.25	Food Lion (Ahold Delhaize)	Dollar Tree, Gold's Gym, Tuesday Morning	-
317	Festival Centre	North Charleston	SC	Charleston-North Charleston, SC	1987	325,347	76.0%	2,269	9.31	-	Gold's Gym, New Spring Church, New York Beauty and Fashion, Sears Outlet	-
318	Fairview Corners I & II	Simpsonville	SC	Greenville-Anderson, SC	2003	131,002	100.0%	2,444	18.66	-	Ross Dress for Less, T.J.Maxx	Target
319	Hillcrest Market Place	Spartanburg	SC	Spartanburg, SC	1965	360,277	74.3%	3,730	14.49	Publix	Marshalls, NCG Cinemas, Petco, Ross Dress for Less	-
320	East Ridge Crossing	Chattanooga	TN	Chattanooga, TN-GA	1999	58,950	93.9%	586	10.59	Food Lion (Ahold Delhaize)	-	-
321	Watson Glen Shopping Center	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	265,948	100.0%	3,041	11.44	ALDI	At Home, Big Lots, Franklin Athletic Club	-
322	Williamson Square	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	331,386	99.3%	4,124	12.53	-	Family Leisure, Goldfish Swim School, Grace Church Nashville, Hobby Lobby, Painted Tree Marketplace, Planet Fitness	-
323	Greeneville Commons	Greeneville	TN	Greeneville, TN	2002	224,139	96.4%	1,930	9.13	-	Belk, Burkes Outlet, Five Below, Hobby Lobby, Marshalls, Ross Dress for Less	-
324	Kingston Overlook	Knoxville	TN	Knoxville, TN	1996	119,360	100.0%	974	8.16	-	Badcock Home Furniture, Painted Tree Marketplace, Urban Air Adventure Park	-
325	The Commons at Wolfcreek (2)	Memphis	TN	Memphis, TN-MS-AR	2014	649,252	95.5%	9,785	16.36	-	Academy Sports + Outdoors, Best Buy, Big Lots, Burlington Stores, Dave & Busters, David's Bridal, DSW, Office Depot, Painted Tree Marketplace, PetSmart, T.J.Maxx	Target, The Home Depot
326	Georgetown Square	Murfreesboro	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2003	114,117	91.4%	1,374	13.18	Kroger	Aaron's	-
327	Nashboro Village	Nashville	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1998	86,811	100.0%	1,151	13.26	Kroger	-	Walgreens
328	Parmer Crossing	Austin	TX	Austin-Round Rock-Georgetown, TX	1989	170,605	96.0%	2,115	12.91	Desi Brothers	Big Lots, Dollar Tree, Harbor Freight Tools, Mega Furniture, Planet Fitness	Fry's Electronics
329	Baytown Shopping Center	Baytown	TX	Houston-The Woodlands-Sugar Land, TX	1987	95,941	90.1%	1,320	15.27	-	24 Hour Fitness	-
330	El Camino	Bellaire	TX	Houston-The Woodlands-Sugar Land, TX	2008	71,651	98.5%	688	9.75	El Ahorro Supermarket	Dollar Tree, Family Dollar	-
331	Townshire	Bryan	TX	College Station-Bryan, TX	2002	136,887	88.8%	946	7.78	-	Tops Printing	-
332	Central Station	College Station	TX	College Station-Bryan, TX	1976	178,245	95.9%	3,084	18.47	-	Dollar Tree, HomeGoods, Party City, Spec's Liquors	Kohl's

Supplemental Disclosure - Three Months Ended September 30, 2021	Page 48

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

333	Rock Prairie Crossing	College Station	TX	College Station-Bryan, TX	2002	118,700	98.1%	1,411	27.97	Kroger	CVS	-
334	Carmel Village	Corpus Christi	TX	Corpus Christi, TX	2019	84,667	100.0%	1,165	13.76	-	Crunch Fitness, Dollar Tree, Tuesday Morning	-
335	Claremont Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1976	66,980	98.7%	600	9.18	-	Family Dollar	-
336	Kessler Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1975	68,962	98.2%	747	11.03	-	Canales, Family Dollar	-
337	Stevens Park Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1974	45,492	97.0%	472	10.69	-	Big Lots, O'Reilly Auto Parts	-
338	Webb Royal Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1961	108,545	89.9%	1,158	12.46	El Rio Grande Latin Market	Family Dollar	-
339	Wynnewood Village (3)	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2021	464,995	92.8%	6,241	14.74	El Rancho, Kroger	Fallas, Five Below, Kids Empire, LA Fitness, Mi Doctor, Ross Dress for Less	-
340	Parktown	Deer Park	TX	Houston-The Woodlands-Sugar Land, TX	1999	118,221	94.1%	1,049	9.43	Food Town	Burkes Outlet, Walgreens	-
341	Preston Ridge	Frisco	TX	Dallas-Fort Worth-Arlington, TX	2018	789,559	88.6%	15,329	22.08	SuperTarget*	Best Buy, Big Lots, Boot Barn, DSW, Macy's Backstage, Marshalls, Nordstrom Rack, Old Navy, Ross Dress for Less, T.J.Maxx	-
342	Ridglea Plaza	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1990	170,519	92.0%	1,765	11.25	Tom Thumb (Albertsons)	Fan Boys, Goody Goody Wine & Spirits	-
343	Trinity Commons	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1998	197,423	92.5%	3,832	20.98	Tom Thumb (Albertsons)	DSW, Ulta	-
344	Village Plaza	Garland	TX	Dallas-Fort Worth-Arlington, TX	2002	89,444	98.0%	1,256	14.41	Truong Nguyen Grocer	-	-
345	Highland Village Town Center	Highland Village	TX	Dallas-Fort Worth-Arlington, TX	1996	101,874	98.8%	1,201	12.24	-	Painted Tree Marketplace, Planet Fitness	-
346	Bay Forest	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	71,667	98.0%	778	11.07	Kroger	-	-
347	Beltway South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	107,174	97.0%	1,007	29.75	Kroger	-	-
348	Braes Heights (3)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2021	92,179	89.0%	2,305	28.11	-	CVS, I W Marks Jewelers, My Salon Suites	-
349	Braesgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1997	91,382	94.5%	642	7.43	Food Town	-	-
350	Broadway	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2006	74,717	100.0%	941	13.09	El Ahorro Supermarket	Blink Fitness (Equinox), Melrose Fashions	-
351	Clear Lake Camino South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1964	106,058	90.6%	1,402	15.61	ALDI	24 Hour Fitness, Mr. Gatti's Pizza, Spec's Liquors	-
352	Hearthstone Corners	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2019	208,147	96.6%	2,254	11.21	El Rancho	Big Lots, Conn's	-
353	Jester Village (3)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2021	62,665	88.4%	1,244	22.45	-	24 Hour Fitness	-
354	Jones Plaza (3)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2021	111,206	80.1%	907	10.19	La Michoacana Supermarket	Aaron's, Fitness Connection	-
355	Jones Square	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	169,786	98.9%	1,569	9.34	-	Big Lots, Hobby Lobby, Octapharma	-
356	Maplewood	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	99,177	95.5%	893	9.43	Foodarama	Burke's Outlet, Kids Empire	-
357	Merchants Park	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2009	246,451	96.9%	3,461	14.49	Kroger	Big Lots, Petco, Planet Fitness, Ross Dress for Less, Tuesday Morning	-
358	Northgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1972	40,244	100.0%	354	8.80	El Rancho*	Affordable Furniture, Firestone, TitleMax	-
359	Northshore	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	223,954	92.6%	2,875	14.09	Sellers Bros.	Conn's, Dollar Tree, Office Depot	-
360	Northtown Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1960	190,666	92.6%	2,435	13.99	El Rancho	99 Cents Only, Crazy Boss Big Discount Store, dd's Discounts (Ross)	-
361	Orange Grove	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2005	184,704	84.2%	1,629	11.00	-	24 Hour Fitness, Floor & Décor	-
362	Royal Oaks Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	146,279	98.5%	3,330	23.10	H-E-B	-	-
363	Tanglewilde Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	83,343	97.9%	1,287	15.91	ALDI	Dollar Tree, Party City, Salon In The Park	-
364	Westheimer Commons	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1984	245,714	97.2%	2,391	10.01	Fiesta Mart	King Dollar, Marshalls, Sanitas Medical Center	-
365	Crossroads Centre - Pasadena	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1997	146,567	95.2%	2,035	15.57	Kroger	LA Fitness	-
366	Spencer Square	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1998	186,732	85.4%	1,757	11.38	Kroger	Burkes Outlet	-
367	Pearland Plaza	Pearland	TX	Houston-The Woodlands-Sugar Land, TX	1995	156,491	95.9%	1,354	9.02	Kroger	American Freight Furniture, Harbor Freight Tools, Walgreens	-
368	Market Plaza	Plano	TX	Dallas-Fort Worth-Arlington, TX	2002	142,058	90.5%	2,722	22.11	Central Market (H-E-B)	-	-
369	Preston Park Village	Plano	TX	Dallas-Fort Worth-Arlington, TX	1985	270,128	62.5%	4,490	26.62	-	Gap Factory Store, Rollie Pollies Gymnastics Center	-
370	Keegan's Meadow	Stafford	TX	Houston-The Woodlands-Sugar Land, TX	1999	125,293	97.4%	1,340	11.30	El Rancho	ASY Furniture, Family Dollar	-
371	Texas City Bay	Texas City	TX	Houston-The Woodlands-Sugar Land, TX	2005	224,922	93.1%	2,172	10.48	Kroger	Conn's, Harbor Freight Tools, Planet Fitness	-
372	Windvale Center	The Woodlands	TX	Houston-The Woodlands-Sugar Land, TX	2002	100,688	89.3%	1,915	21.29	-	Star Cinema Grille	-

Supplemental Disclosure - Three Months Ended September 30, 2021	Page 49

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

373	Culpeper Town Square	Culpeper	VA	Washington-Arlington-Alexandria, DC-VA-MD-WV	1999	132,882	74.3%	833	8.44	-	Ollie's Bargain Outlet, Tractor Supply Co.	-
374	Hanover Square	Mechanicsville	VA	Richmond, VA	1991	141,620	96.3%	2,063	15.12	-	Gold's Gym, Hobby Lobby	Kohl's
375	Tuckernuck Square	Richmond	VA	Richmond, VA	1981	88,220	96.5%	1,485	17.45	-	2nd & Charles, Chuck E. Cheese's	-
376	Cave Spring Corners	Roanoke	VA	Roanoke, VA	2005	147,133	91.3%	1,059	14.03	Kroger	Hamrick's	-
377	Hunting Hills	Roanoke	VA	Roanoke, VA	1989	166,207	97.1%	1,430	8.86	-	Dollar Tree, Kohl's, PetSmart	-
378	Hilltop Plaza	Virginia Beach	VA	Virginia Beach-Norfolk-Newport News, VA-NC	2010	150,300	97.7%	2,884	21.69	Trader Joe's	JOANN, Kirkland’s, PetSmart, Ulta	-
379	Ridgeview Centre	Wise	VA	Big Stone Gap, VA	1990	190,242	77.4%	1,167	7.93	-	Dollar Tree, Grand Home Furnishings, Harbor Freight Tools, Marshalls, Ollie's Bargain Outlet	Belk
380	Rutland Plaza	Rutland	VT	Rutland, VT	1997	223,314	90.0%	1,902	9.69	Price Chopper	Dollar Tree, T.J.Maxx, Walmart	-
381	Spring Mall	Greenfield	WI	Milwaukee-Waukesha, WI	2003	45,920	31.3%	144	10.01	-	-	Walgreens
382	Mequon Pavilions	Mequon	WI	Milwaukee-Waukesha, WI	1967	219,230	87.3%	3,139	16.40	Sendik's Food Market	Bed Bath & Beyond, Marshalls	-
383	Moorland Square Shopping Ctr	New Berlin	WI	Milwaukee-Waukesha, WI	1990	98,303	89.0%	839	9.59	Pick 'n Save (Kroger)	-	-
384	Paradise Pavilion	West Bend	WI	Milwaukee-Waukesha, WI	2000	203,545	90.5%	1,388	7.54	-	Hobby Lobby, Kohl's	-
385	Moundsville Plaza	Moundsville	WV	Wheeling, WV-OH	2004	176,156	89.8%	1,276	8.07	Kroger	Big Lots, Dunham's Sports	-
386	Grand Central Plaza	Parkersburg	WV	Parkersburg-Vienna, WV	1986	75,344	90.7%	782	11.44	-	Office Depot, O'Reilly Auto Parts	-

	TOTAL PORTFOLIO					67,712,852	91.5%	$888,875	$15.25

(1) * Indicates grocer is not owned.
(2) Property is listed as two individual properties on Company website for marketing purposes.
(3) Indicates property is currently in redevelopment.

Supplemental Disclosure - Three Months Ended September 30, 2021	Page 50